As filed with the Securities and Exchange Commission on July 17, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant ( X )
Filed by a Party other than the Registrant (  )

Check the appropriate box:

( )      Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)      Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            NORTHWESTERN CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)      No fee required.
( )      Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

         1)    Title of each class of securities to which transaction applies:
         2)    Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)    Proposed maximum aggregate value of transaction:
         5)    Total fee paid:

( )      Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)    Amount Previously Paid:
         2)    Form, Schedule or Registration State No.:
         3)    Filing Party:
         4)    Date Filed:

                            NORTHWESTERN CORPORATION
                                Corporate Office
                               125 S. Dakota Ave.
                         Sioux Falls, South Dakota 57104


                         Annual Meeting of Stockholders
                                 August 26, 2003

July 16, 2003

Dear Stockholder:

         You are invited to attend the Annual Meeting of Stockholders of NorthWestern Corporation (the "Company," "we" or "our"), which will be held at the Sioux Falls Convention Center, 1201 N. West Ave., Sioux Falls, South Dakota, on Tuesday, August 26, 2003, at 2:00 p.m. (Central Daylight Time).

         This is a very important annual meeting. The Company's financial condition has deteriorated, primarily as a result of substantial operating losses in our non-energy subsidiaries and the substantial amount of debt on the Company's balance sheet. In order to address the Company's financial problems, we have developed a turnaround plan, the key elements of which are to: (i) focus on our core electric and natural gas utility businesses; (ii) substantially reduce debt by applying net proceeds from the sale of noncore assets and other means; (iii) reduce operating costs; and (iv) improve internal financial controls and procedures. Commencing in 2005, we face substantial debt reduction payments. Absent the receipt of significant proceeds from the sale of noncore assets, the raising of additional capital or a restructuring of our debt, we will not have the ability to reduce our debt or meet our maturing debt obligations. Even if we are successful in selling some or all of our noncore assets, we will have to restructure our debt or seek new capital. As a result of the Company's current financial condition, the Board of Directors reluctantly determined it necessary to suspend the dividend on common stock and defer interest payments on the Company's publicly traded trust preferred securities.

         The ability to substantially reduce our debt is the key to the success of our turnaround plan. In addition to the sale of noncore assets and other steps we have taken and will take to improve operating performance and preserve cash, the Board believes that reduction of debt will likely require the issuance of additional equity securities, either to raise cash or to exchange for the retirement of outstanding debt. The Company's current Restated Certificate of Incorporation provides for the issuance of only approximately 11.3 million additional shares of common stock, together with 1 million shares of preferred stock and 1 million shares of preference stock, which the Board believes is not an adequate number of authorized shares to effectuate the turnaround plan.

         The Board is asking that stockholders approve, at this annual meeting, a significant increase in the number of shares of authorized common stock, a significant increase in the number of shares of preferred stock and a significant amendment of preferred stock terms, together with other changes to the Restated Certificate of Incorporation, in order to provide NorthWestern with greater flexibility in pursuing its turnaround plan. The Board believes that, unless a new Amended and Restated Certificate of Incorporation is adopted, the Company will not be able to effectuate its turnaround plan. If the Company is unable to effectuate its turnaround plan, it will be required to pursue alternate means of resolving its financial problems, which could include seeking protection under the Bankruptcy Code.

         At the meeting, you will also be asked to consider and vote upon proposals to: (1) elect two Directors in Class III to the Board of Directors of the Corporation; (2) ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003; and (3) transact such other business as properly may be brought before the Company's annual meeting and any adjournment or postponement thereof.

         We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. Your Board of Directors recommends that you vote "FOR" all of these important proposals.

         You can vote in any one of three ways. You can vote online via the Internet, by calling a toll-free telephone number, or by signing and returning the enclosed proxy card in the postage prepaid envelope provided. Instructions for voting by each of these methods are set forth on the proxy card.

         We hope that you can attend the Annual Meeting. The admission ticket enclosed with this Proxy Statement will be required for admission, and you will be required to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the three methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

         Thank you for your continued support of NorthWestern Corporation.

                                                    Very truly yours,
                                                    /s/ Gary G. Drook
                                                    Gary G. Drook
                                                    Chief Executive Officer

         This document is dated July 16, 2003, and is being first mailed to stockholders of NorthWestern on or about July 16, 2003.

                            NORTHWESTERN CORPORATION
                                Corporate Office
                               125 S. Dakota Ave.
                         Sioux Falls, South Dakota 57104


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 26, 2003

July 16, 2003

To the Holders of Common Stock of NORTHWESTERN CORPORATION:

         NOTICE IS HEREBY given that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of NorthWestern Corporation (the "Company") will be held at the Sioux Falls Convention Center, 1201 N. West Ave., Sioux Falls, South Dakota, on Tuesday, August 26, 2003, at 2:00 p.m. (Central Daylight Time) for the following purposes:

         1) To approve amendments to and a restatement of the Company's Restated Certificate of Incorporation in the form attached as Exhibit A to the Proxy Statement, to effect the following,

               a. increase the authorized number of shares of common stock from
                  50 million shares to 250 million shares and reduce the par value of the common stock from $1.75 per share to $.001 per share;

               b. cancel the authorization for, and eliminate the designation of rights, preferences and privileges of, 1 million shares of Cumulative Preferred Stock and 1 million shares of Preference Stock, since all of such shares have been redeemed or repurchased by the Company and cancelled, and authorize 50 million shares of new preferred stock with rights, preferences and privileges to be set by the Board of Directors prior to issuance;

               c. generally update the current Restated Certificate of
                  Incorporation to reflect current Delaware law and bring this important document in line with those of the Company's peer public companies; and

               d. file a revised restated certificate of incorporation with the
                  Delaware Secretary of State reflecting the new amendments in a single document; and

         2) To elect two members of Class III of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2006, and until their successors are duly elected and qualified;

         3) To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003;

         4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on June 27, 2003, as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at the Company's executive offices at 125 S. Dakota Ave., Sioux Falls, South Dakota 57104, for 10 days before the Annual Meeting.

         Your Board of Directors recommends that you vote "FOR" adoption of the amendments to and restatement of the Restated Certificate of Incorporation, "FOR" the nominees for the Board and "FOR" ratification of Deloitte & Touche LLP as the Company's auditors.

         You are encouraged to vote in any one of the three ways available: online via the Internet, by calling the toll-free telephone number, or by signing, dating and returning your proxy card in the enclosed envelope. Instructions for voting by each of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Alan D. Dietrich
                                        Corporate Secretary


          YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY

                            NORTHWESTERN CORPORATION

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           To be held August 26, 2003



                                                          TABLE OF CONTENTS


                                                                                                                  Page
     -----------------------------------------------------------------------------------------------------------------
Information Concerning Solicitation of Proxies and Voting............................................................1
Proposal 1: Amendment and Restatement of the Certificate of Incorporation  ..........................................3
Proposal 2: Election of Directors............................................................................       13
Proposal 3: Ratification of Independent Auditor ....................................................................15
Meetings of the Board of Directors and Committees...................................................................16
Executive Officers..................................................................................................17
Security Ownership by Certain Beneficial Owners and Management......................................................19
Compensation of Directors and Executive Officers....................................................................20
         Summary Compensation Table.................................................................................21
         Information on Options.....................................................................................22
         Employment Contracts.......................................................................................23
         Retirement Plan............................................................................................24
         Director Compensation......................................................................................26
Audit Committee Report..............................................................................................29
Section 16(a) Beneficial Ownership Reporting Compliance.............................................................30
Certain Relationships and Related Transactions......................................................................30
Performance Graph...................................................................................................31
Exhibit A - Proposed Restated Certificate of Incorporation..........................................................33

                            NORTHWESTERN CORPORATION

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           To be held August 26, 2003


            INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, August 26, 2003, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sioux Falls Convention Center, 1201 N. West Ave., Sioux Falls, South Dakota. Copies of this Proxy Statement and the Company's Annual Report will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company's Annual Report, which includes information from its Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, was provided on April 30, 2003 to stockholders of record as of March 10, 2003. A copy of the Annual Report is being provided with this Proxy Statement to stockholders of record as of June 27, 2003, that were not provided with a copy on April 30, 2003. Your attention is directed to the financial statements and Management's Discussion and Analysis in such Annual Report, which provide additional important information concerning NorthWestern.

RECORD DATE; OUTSTANDING SECURITIES

         The voting securities of the Company entitled to vote at the Annual Meeting consist only of shares of common stock. Only stockholders of record at the close of business on June 27, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 37,680,095 shares of NorthWestern's common stock, par value $1.75 per share, issued and outstanding.

REVOCABILITY OF PROXIES

         A stockholder who signs and returns a proxy will have the power to revoke it at any time before it is voted. A proxy may be revoked by: (i) filing with the Company (Attention: Alan D. Dietrich, Corporate Secretary) a written revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) by appearing at the Annual Meeting and electing to vote in person.

VOTING

         Each stockholder is entitled to one vote for each share of common stock held.

SOLICITATION OF PROXIES

         This solicitation of proxies is made by the Company, and all related costs, including expenses in connection with preparing and mailing this proxy, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, in person or by telephone, facsimile or e-mail.

         The Company has retained Georgeson Shareholder Communications Inc. to assist it in the solicitation of proxies. The Company has agreed to pay customary fees charged by Georgeson Shareholder Communications Inc. for its services in soliciting proxies, which are estimated to be $6,500, and has agreed to reimburse Georgeson Shareholder Communications Inc. for reasonable out-of-pocket expenses for these services. Also, NorthWestern will reimburse, upon request, brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock.

QUORUMS; ABSTENTIONS; BROKER NONVOTES

         The Company's Bylaws provide that a majority of all the shares of the common stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

         All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company or of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The affirmative vote of a majority of outstanding shares entitled to vote at a duly held Annual Meeting is required for approval of Proposal 1: Amendment and Restatement of the Certificate of Incorporation. The affirmative vote of a majority of shares present in person or represented by proxy at a duly held Annual Meeting at which a quorum is present is required for approval of Proposal 3: Ratification of Auditors. For the election of Directors, Proposal 2, the two nominees receiving the highest number of votes "FOR" will be elected as Directors. This number is called a plurality.

         The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum, but such shares will neither be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted: (i) FOR the proposed amendments to the Company's certificate of incorporation; (ii) FOR the election of the two nominees for Directors set forth herein; and (iii) FOR the ratification of the selection by the Board of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003. The form of proxy also confers discretionary authority with respect to any other business properly brought before the Meeting.

         Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the 2003 annual meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker nonvote"). Broker nonvotes will not be counted as votes for, nor the withholding of authority for, the election of directors (Proposal 2), but will have the effect of a vote against all other matters submitted to a vote of stockholders. The Company believes that the tabulation procedure to be followed by the Inspector is permitted by the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Stockholders who intend to submit a proposal for inclusion in the Company's proxy materials for the 2004 Annual Meeting of stockholders must submit the proposals, together with any supporting statements, to the Corporate Secretary of NorthWestern in order to be eligible for inclusion in the NorthWestern proxy materials for that meeting. Stockholders who intend to present a proposal at the 2004 Annual Meeting are required to provide notice of such proposal to the Corporate Secretary no later than February 5, 2004. A stockholder presenting a proposal must appear in person or through a qualified representative at the 2004 Annual Meeting to present the proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                   PROPOSAL 1:
     AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

BACKGROUND

         The Company's financial condition has deteriorated, primarily as a result of substantial operating losses in our nonenergy subsidiaries and the substantial amount of debt on the Company's balance sheet. In order to address the Company's financial problems, the Board and management of the Company have developed a turnaround plan, the key elements of which are to: (i) focus on the Company's core electric and natural gas utility businesses; (ii) substantially reduce debt by applying net proceeds from the sale of noncore assets or new securities, exchanging new securities for existing securities and other means;
(iii) reduce operating costs; and (iv) improve internal financial controls and procedures. Commencing in 2005, the Company faces substantial debt reduction payments. Absent the receipt of significant proceeds from the sale of noncore assets, the raising of additional capital or a restructuring of debt, the Company will not have the ability to reduce its debt or meet its maturing debt obligations. Even if the Company is successful in selling some or all of its noncore assets, the Company will have to restructure its debt or seek new capital. As a result of the Company's current financial condition, the Board of Directors determined it necessary to eliminate the dividend on common stock and defer interest payments on the Company's publicly traded trust preferred securities.

         The ability to substantially reduce debt is the key to the success of the Company's turnaround plan. In addition to the sale of noncore assets and other steps the Company has taken and will take to improve operating performance and preserve cash, the Board believes that reduction of debt will likely require the issuance of additional equity securities, either to raise cash or in exchange for the retirement of outstanding debt. The Company's current Restated Certificate of Incorporation provides for the issuance of only approximately
11.3 million additional shares of common stock, together with 1 million shares of preferred stock and 1 million shares of preference stock, which the Board believes is not an adequate number of authorized shares to effectuate the turnaround plan.

         The Board is asking that stockholders approve, at this annual meeting, a significant increase in the number of shares of authorized common stock, a significant increase in the number of shares of preferred stock and a significant amendment of preferred stock terms, together with other changes to the Restated Certificate of Incorporation, in order to provide NorthWestern with greater flexibility in pursuing its turnaround plan. The Board believes that, unless a new Amended and Restated Certificate of Incorporation is adopted, the Company will not be able to effectuate its turnaround plan. If the Company is unable to effectuate its turnaround plan, it will be required to pursue alternate means of resolving its financial problems, which could include seeking protection under the Bankruptcy Code.

THE COMPANY'S TURNAROUND PLAN

         On February 19, 2003, NorthWestern announced the key elements of a turnaround plan intended to strengthen the Company's balance sheet and position it for improved financial performance. The turnaround plan includes the return of the Company's focus to its core electric and natural gas utility business and exploration of the sale or other strategic options for its unregulated businesses, Expanets (a provider of networked communications solutions) and Blue Dot (a heating, ventilation and air conditioning business). The Company's primary goal in its turnaround initiative is the substantial reduction of debt. The Company has incurred a significant amount of debt as a result of the investments it made in Expanets, Blue Dot and CornerStone (a propane distribution company) and its purchase of the electric and natural gas transmission and distribution business formerly owned by The Montana Power Company. At March 31, 2003, the Company had a common stockholders' deficit of $446.4 million and currently has approximately $2.2 billion in debt and trust preferred instruments outstanding. The performance of Expanets and Blue Dot has not met the Company's expectations. It has become increasingly apparent that NorthWestern will never recover its investments in these entities.

         Commencing in 2005, the Company faces substantial debt reduction payments. The Company believes that it will not have the ability to materially reduce its debt or meet significant maturing debt obligations unless it receives substantial proceeds from the sale of noncore assets. The Company is currently investigating the sale of certain of its noncore assets, including Expanets, Blue Dot, the Montana First Megawatts generation project and One-Call Locators, and is seeking to enforce an existing contract to sell certain Colstrip transmission assets to a third party. However, no definitive agreements or arrangements have been entered into to sell any such assets except for the Colstrip transmission business. The Company faces material challenges in selling its nonenergy businesses, which have historically not been cash flow contributors to the organization. Expanets faces challenges with respect to, among other things, economic conditions in the telecommunications market and problems with its Expert system, an enterprise information technology and management system. Blue Dot has defaulted on certain of its obligations under its credit facility and faces material liquidity issues. Blue Dot also faces challenges related to retention of its employees, including key managers, customers and suppliers. In addition, the Company does not intend to make additional significant investments in Blue Dot or Expanets while strategic alternatives for these businesses are explored. The challenges faced by Expanets and Blue Dot present a substantial risk of serious disruption to these businesses and may materially and adversely affect their value. The Company cannot predict whether or when such assets may be sold, or if it can obtain a favorable price or other terms in any such sale.

POTENTIAL ISSUANCE OF ADDITIONAL EQUITY SECURITIES

         Even if the Company is successful in selling some or all of its noncore assets, the Company will have to restructure its debt or seek new capital. In light of the substantial difficulty the Company will face in selling its noncore assets and the absence of any foreseeable improvement in the operating results of the Company's nonenergy businesses, the Board believes that the Company will have to (1) issue new equity securities in exchange for the retirement of outstanding debt or (2) issue additional equity securities for cash that can be used to retire debt. The Company currently has approximately 11.3 million shares of common stock available for issuance, other than upon exercise or conversion of currently outstanding securities. The Board believes that the Company currently has an insufficient number of shares of common stock authorized to effectuate its turnaround plan. The Company has 1 million shares of preferred stock and 1 million shares of preference stock authorized for issuance, but the rights, preferences and privileges of such shares are fixed in the Restated Certificate of Incorporation and may not be changed by the Board without stockholder approval. The Board believes that the Company cannot issue its current authorized preferred stock or preference stock in connection with its turnaround plan because there are an insufficient number of shares available and many of the material terms, which are fixed, do not reflect current market conditions and expectations. The Board has adopted a proposal to amend and restate the Restated Certificate of Incorporation in the form attached to this Proxy Statement as Exhibit A in order to help facilitate the turnaround plan and the continued growth of the Company and to reflect developments in Delaware general corporation law since the date of adoption of the current Restated Certificate of Incorporation.

         The Board believes that the Company will not be able to effectuate its turnaround plan if this proposal is rejected by the stockholders. If the Company fails to execute its turnaround plan and reduce its debt, the Company will be forced to pursue alternate means of resolving its financial problems, which could include seeking to reorganize or liquidate under the U.S. Bankruptcy Code. If that were to occur it is possible that your equity interest in NorthWestern would be eliminated, and you would lose your entire investment in the Company.

         If the stockholders approve the Amended and Restated Certificate of Incorporation, and the Company issues additional equity securities in exchange for debt or to fund the payment of debt, stockholders will experience substantial dilution. No agreements or arrangements with creditors, investors or underwriters have been made for the issuance of securities or retirement of debt.

THE TERMS OF THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         For your reference, a copy of the proposed Amended and Restated Certificate of Incorporation is attached to this proxy statement as Exhibit A. In summary, the proposed restatement would effect the following:

         (1) Increase the authorized number of shares of common stock from 50 million shares to 250 million shares and reduce the par value of the common stock from $1.75 per share to $.001 per share. The Company currently has only approximately 11.3 million authorized, unreserved shares of common stock available for issuance. Additional shares will be needed to raise additional funds or to exchange for debt in connection with the turnaround plan. Additional shares of common stock could be issued in one or more public or private offerings. Reduction of the par value will give the Company more flexibility in setting the price at which such shares may be issued and will reduce filing and other costs.

         (2) Eliminate the existing Cumulative Preferred Stock and Preference Stock and Authorize 50 million shares of new preferred stock. All of the Company's previously outstanding shares of Cumulative Preferred Stock have been redeemed or repurchased by the Company and cancelled, and no Preference Stock shares have been issued. The Restated Certificate of Incorporation sets many of the material terms of such stock, which cannot be amended without stockholder approval. The Board does not anticipate issuing additional shares of the 1 million authorized shares of Preferred Stock and 1 million authorized shares of Preference Stock and proposes to cancel the authorization for, and eliminate the designation of rights, preferences and privileges of, such shares. The Board seeks, instead, authorization for 50 million shares of preferred stock with terms that can be set by the Board prior to issuance. The availability of new shares of preferred stock, with rights, preferences and privileges to be set by the Board prior to issuance, together with the authorization of additional shares of common stock, will provide the Company with more flexibility in negotiating and structuring potential transactions in furtherance of its turnaround plan. Preferred stock could be issued for cash as a means of obtaining capital or in exchange for debt.

         (3) Generally update the current Restated Certificate of Incorporation. The current Restated Certificate of Incorporation includes several provisions that do not reflect current Delaware law or are either outdated or improper for a public company. The Board seeks to update this important document and bring it in line with those of the Company's peer public companies. The proposed changes would:

               (a) permit the Board to increase or decrease the size of the Board;

               (b) provide that directors to be elected by holders of preferred stock in accordance with the rights, preferences and privileges of such shares, if any, shall not be divided into classes;

               (c) amend the capital stock authorization provisions to allow the number of shares of authorized capital stock to be increased or decreased by a majority vote of stockholders, rather than by separate class vote;

               (d) amend or eliminate provisions that have been superseded by current Delaware corporation law or are no longer appropriate under current Delaware corporation law regarding (A) the purposes of the Company, (B) the lack of preemptive rights, (C) perpetual existence of the Company, (D) private property of stockholders, (E) the description of the business and affairs of the Board, (F) the terms of directors, (G) removal of directors by the Board, (H) location of books and records, (I) participation of interested directors in contracts or transactions with the Company, (J) no written action by stockholders, (K) reorganizations, (L) business combinations involving interested stockholders, and (M) procedures for amendment of the Certificate of Incorporation;

               (e) modernize the provisions regarding the indemnification and other rights and duties of NorthWestern's officers and directors as permitted by Delaware corporation law; and

               (f) amend or eliminate provisions that are more appropriately included in the Company's Bylaws regarding stockholder voting, meeting and notice provisions and procedures and the number of directors.

         (4) Restate the Restated Certificate of Incorporation by incorporating the new amendments into a single document.

         These proposed changes are discussed in further detail below. NorthWestern's original Certificate of Incorporation was filed with the Delaware Secretary of State on November 27, 1923, under the name NorthWestern Public Service Company. NorthWestern previously restated its Certificate of Incorporation on February 12, 1990, and November 1, 2000. The current Restated Certificate of Incorporation was filed on November 9, 2000.

INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK; REDUCTION OF THE PAR VALUE OF SHARES OF COMMON STOCK

Number of Shares Currently Authorized and Available for Issuance

         The authorized number of shares of common stock is currently 50 million shares, approximately 37.7 million of which were issued and outstanding as of the Record Date. In addition, approximately 2.3 million shares are reserved for issuance upon exercise of options, warrants, rights and the conversion of convertible securities. As of such date, the Company has only approximately 11.3 million shares of common stock available for issuance for other purposes. Accordingly, the Board recommends that the authorized number of shares of common stock be increased from 50 million shares to 250 million shares. The number of authorized shares of common stock is set forth in Article 4 of the proposed Amended and Restated Certificate of Incorporation.

Uses of Newly Authorized Shares

         If approved by the stockholders of the Company, such additional authorized shares would be available for future issuance for various corporate purposes at the discretion of the Board and without further authorization by the stockholders (subject to the requirements of applicable law or the listing requirements of the New York Stock Exchange). The increase in authorized shares of common stock is recommended by the Board in order to provide a sufficient reserve of such shares for issuance in (a) public or private offerings as a means of obtaining additional capital to retire debt or (b) public or private exchange offers for debt or other securities of the Company, in each case in connection with the Company's turnaround plan. The reserve of common stock could also be used for the following purposes, without limitation: (i) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (ii) in public or private offerings as a means of obtaining additional capital to strengthen the Company and expand its core utility business; (iii) in connection with the exercise of options, warrants, rights, or the conversion of convertible securities of the Company; (iv) in connection with stock splits and dividends; or (v) with respect to existing or new benefit or option plans or agreements.

Effects of Authorization of New Shares

         If the stockholders approve the proposal to increase the number of authorized shares of capital stock, the additional authorized shares will be part of the existing classes of capital stock and will increase the number of shares of capital stock available for issuance by the Company, but will have no effect upon the terms of the outstanding common stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of common stock will have the same rights and privileges as the shares of common stock currently outstanding.

         If the Company issues additional equity securities, whether in exchange for debt or to fund the payment of debt or for other purposes, stockholders will experience dilution, which dilution may be material, depending on the number of shares issued and the purpose, terms and conditions of the issuance. The issuance of additional shares of common stock may also have a dilutive effect on earnings per share of common stock and on the equity and voting rights of holders of shares of common stock as described above. No agreements or arrangements with creditors, investors or underwriters have been made for the issuance of securities or retirement of debt.

         However, the Board believes that the Company will not be able to effectuate its turnaround plan if this proposal is rejected by the stockholders, and if the Company fails to execute its turnaround plan and reduce its debt, the Company will be forced to pursue alternate means of resolving its financial problems, which could include seeking to reorganize or liquidate under the U.S. Bankruptcy Code. If that were to occur it is possible that your equity interest in NorthWestern would be eliminated and you would lose your entire investment in the Company.

         Holders of shares of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. However, stockholders wishing to maintain their interest may be able to do so through normal market purchases.

Change in Par Value

         "Par value" is a dollar value assigned to shares of stock, which is the minimum amount for which each share may be sold. Historically, the par value of shares had many accounting and tax effects, but it has very limited significance under current Delaware corporation law. There is no minimum or maximum value that must be assigned under Delaware corporation law, and the Board believes that current practice of public companies and NorthWestern's peer companies is to have shares with no or nominal par value. The Fourth Article of the current Restated Certificate of Incorporation sets the par value of the common stock at $1.75 per share. The Board has determined that such par value may restrict the Board's ability to issue shares or options to purchase shares. The Board recommends that the par value per share of common stock be reduced to $.001 to allow the Board greater flexibility in setting the consideration that may be paid for shares of common stock or securities exercisable for or convertible into shares of common stock. In addition, reducing the par value will result in reduced filing fees and other costs. Reducing the par value of the common stock is not related to and should have no effect on the market price of such shares. The proposed par value of the common stock is set forth in Article 4 of the proposed Amended and Restated Certificate of Incorporation.

ELIMINATION OF EXISTING CUMULATIVE PREFERRED STOCK AND PREFERENCE STOCK PROVISIONS AND AUTHORIZATION OF 50 MILLION SHARES OF NEW PREFERRED STOCK

Elimination of Cumulative Preferred Stock and Preference Stock

         NorthWestern currently has no shares outstanding of either its currently authorized 1 million shares of Cumulative Preferred Stock or 1 million shares of Preference Stock of NorthWestern. The Board does not believe that the rights and preferences set forth in the current Restated Certificate of Incorporation for the Cumulative Preferred Stock or Preference Stock reflect current market conditions or expectations. Therefore, the Board does not anticipate issuing any additional shares of Cumulative Preferred Stock or Preference Stock in connection with the turnaround plan.

Description of New Preferred Stock

         The Board recommends that the Restated Certificate of Incorporation be amended to authorize 50 million shares of new preferred stock and that the provisions of the current Restated Certificate of Incorporation authorizing 1 million shares of Cumulative Preferred Stock and 1 million shares of Preference Stock and setting forth the rights and preferences of such stock be eliminated. Any additional preferred shares will be issued pursuant to the new preferred stock authorizing provisions proposed herein, if approved by the stockholders, under terms and conditions that the Board deems appropriate on the date of issuance. The authorization of such preferred stock would permit the Company's Board to authorize and issue preferred stock from time to time in one or more series. Subject to limitations prescribed by law, the proposed amendments to and restatement of the Restated Certificate of Incorporation would expressly authorize the Board, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers (including the power to elect one or more directors), designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company's stockholders.

Uses of New Preferred Stock

         The proposed amendment to create and authorize 50 million shares of new preferred stock will provide the Company with more flexibility in its efforts to reduce debt in connection with its turnaround plan. The terms of the new preferred stock will be set by the Board when negotiating and structuring transactions with potential investors or debt holders to issue preferred stock for cash that may be used to retire debt or exchange preferred stock for outstanding debt, respectively. The new preferred stock will also be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose, which may include issuing preferred stock for cash as a means of obtaining capital for use by the Company for general corporate purposes, or as part or all of the consideration that the Company may be required to pay for acquisitions of other businesses or assets. In any event, if the new preferred stock is approved, stockholders will not, except as may be required by Delaware corporation law or the rules and regulations of the New York Stock Exchange, have the opportunity to approve the Board's designation of preferences and/or issuance of preferred stock either before or after its designation and/or issuance. At this time, however, the Board has no specific plan to issue shares of preferred stock to any particular person or for any particular purpose other than in connection with the reduction of debt in accordance with the turnaround plan. The number of authorized shares of preferred stock is set forth in Article 4 of the proposed Amended and Restated Certificate of Incorporation.

Effects of Authorization of New Preferred Stock

         Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, such as pursuant to a stockholders' rights plan, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to stockholders generally.

         While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of stockholders. The Board is also recommending changing the existing Restated Certificate of Incorporation to eliminate the restrictions contained therein relating to interested stockholder transactions. However, the restrictions on such transactions under Delaware corporation law will still apply.

         The proposed Restated Certificate of Incorporation also provides that if the preferred stockholders have a separate voting right to elect directors, such directors will not be classified unless expressly provided. Regardless of whether such directors, if any, are classified, they would be entitled to participate in all actions of Board and would be entitled to serve until their successors are duly elected and qualified in accordance with the terms of the preferred stock, as may be adopted by the Board, and the Bylaws of the Company.

GENERAL UPDATING OF THE RESTATED CERTIFICATE OF INCORPORATION AND REMOVAL OR AMENDMENT OF INAPPROPRIATE AND UNNECESSARY PROVISIONS

         Several provisions of the current Restated Certificate of Incorporation are now outdated or inapplicable to the Company's current business and capitalization or current Delaware corporation law. The Board recommends that the Restated Certificate of Incorporation be amended and restated to amend or remove the following inapplicable or inappropriate provisions:

Authorization of the Board to Increase or Decrease the Size of the Board of Directors; Elimination of Specific Number of Directors in the Restated Certificate of Incorporation

         The Seventh Article of the current Restated Certificate of Incorporation sets the number of directors of the Company between nine and twelve. The Company's Bylaws similarly provide that the size of the Board shall be no less than nine and no greater than twelve and may be fixed by the Board from time to time. The Board believes that it is in the Company's best interests to include the number of directors in the Bylaws, which may be amended by the Board or a majority of the stockholders, rather than in the Restated Certificate of Incorporation, which may only be amended by action of a majority of the stockholders. Article 5 of the proposed Amended and Restated Certificate of Incorporation provides the Company with greater ease in decreasing or expanding the size of its Board and is permitted by Delaware corporation law.

Amendment of the Authorized Capital Stock Provision

         The Board recommends that Article 4 of the Restated Certificate of Incorporation specifically provide that the authorized number of shares of common stock or preferred stock may be increased or decreased by a majority vote of NorthWestern's stockholders. Without such a provision, under Delaware corporation law the holders of the class of stock to be increased or decreased would have a separate class vote. The Board has determined that a separate class vote is not in the best interests of the stockholders of the Company and was not intended but is a result of the application of current Delaware law.

Update of Director Indemnification and Limitation of Liability Provisions

         The Company's Bylaws require the Company to indemnify its directors and officers to the maximum extent permitted by law. The Board believes that most corporations and virtually all public corporations have mandated in their charters, rather than, or in addition to, their bylaws, the extension of indemnification rights in circumstances in which indemnification would be permissible under Delaware corporation law, and that the failure to consistently provide such indemnification rights will make it difficult to attract and retain qualified directors. The indemnification rights set forth in the Company's Bylaws are not also set forth in the Company's Restated Certificate of Incorporation as is typical with most other public companies, and accordingly, the Board believes it appropriate to include indemnification rights in the Restated Certificate of Incorporation. Article 7 of the proposed Amended and Restated Certificate of Incorporation sets forth detailed provisions regarding indemnification of NorthWestern's officers and directors, all in accordance with Delaware corporation law, including provisions requiring the Company to indemnify directors and officers, permitting the Company to indemnify employees and agents, for any proceedings arising out of such person being a director, officer, employee or agent of the Company or serving in a similar capacity with another entity at the request of the Company, and requiring the advancement of expenses of directors and officers involved in any such proceedings upon receipt of an undertaking to repay such advances if it is later determined such person was not entitled to such advances. Article 7 of the proposed Amended and Restated Certificate of Incorporation permits the Company to purchase insurance for directors, officers, employees and agents and further provides that: (A) any repeal of the applicable sections of the Restated Certificate of Incorporation or applicable provisions of Delaware corporation law will not affect the rights of indemnities existing at a particular time; (B) the indemnification and prepayment of expenses rights are not exclusive; and (C) such rights survive such person no longer being a director, officer, employee or agent. These provisions are substantially similar to the provisions currently in the Company's Bylaws, although the Company has sought to modernize these provisions to be consistent with the indemnification rights extended to officers and directors of other public companies.

         The Eleventh Article of the current Restated Certificate of Incorporation provides that directors would not be liable for breach of their fiduciary duty except in certain enumerated circumstances, which are duplicative of Delaware corporation law. The Board believes that Delaware corporation law provides adequate protection and guidance with respect to limitation of liability for directors and that most public companies as well as many of the Company's peer companies do not expressly set forth such limitation, or the exceptions therefore, in their charter documents, but rely instead on the provisions of Delaware corporation law. Article 7 of the proposed Amended and Restated Certificate of Incorporation provides for limitation of director liability in accordance with Delaware law "as the same exists or may hereafter be amended."

Amendment of Lawful Purposes Provision

         The Third Article of the current Restated Certificate of Incorporation includes an extensive list of corporate purposes, many of which are inconsistent with the Company's operations or plans. The detailed list is unnecessary and limits NorthWestern's business to only those enumerated purposes. Delaware corporation law does not require corporations to list their specific purposes and permits corporations to define their business or purpose in terms of "any lawful act or activity." Article 3 of the proposed Amended and Restated Certificate of Incorporation eliminates the detailed list of corporate purposes and allows "any lawful act or activity" instead.

Elimination of Unnecessary Preemptive Rights Provision

         The Fourth Article of the current Restated Certificate of Incorporation includes a provision that stockholders do not have preemptive rights. Delaware corporation law provides that stockholders do not have preemptive rights unless expressly granted in the certificate of incorporation. Therefore, the current provision is unnecessary, and the Board recommends that it be eliminated.

Elimination of Issuance of Capital Stock and Acceptance of Terms Provisions

         The Fourth Article of the current Restated Certificate of Incorporation includes provisions that the Company may issue stock without stockholder approval for the consideration determined by the Board, and that stockholders are deemed to consent to the terms and provisions of the Restated Certificate of Incorporation by accepting shares of stock. Under Delaware corporation law, the Company may issue authorized stock for the consideration determined by the Board, and stockholders will only receive the rights and privileges attached to their stock as set forth in the then current Restated Certificate of Incorporation. Therefore, these provisions are unnecessary and the Board recommends that they be eliminated.

Elimination of Perpetual Existence Provision

         The Fifth Article of the current Restated Certificate of Incorporation includes a provision that the Company shall have perpetual existence. Delaware corporation law provides that a Delaware corporation has perpetual existence unless otherwise specified in the certificate of incorporation. Therefore, the current provision is unnecessary, and the Board recommends that it be eliminated.

Elimination of Private Stockholder Property Provision

         The Sixth Article of the current Restated Certificate of Incorporation includes a provision that private property of the stockholders is not available to satisfy the Company's debts. Delaware corporation law provides that creditors may not recover the Corporation's debts from the stockholders (except as otherwise provided by law). Therefore, the current provision is unnecessary, and the Board recommends that it be eliminated.

Elimination of Business and Affairs and Board Powers Provisions

         The Seventh Article of the current Restated Certificate of Incorporation includes provisions that confer various specific powers on the Board to manage the business and affairs of the Company. Also, the current Restated Certificate of Incorporation includes provisions that the stockholders have the right to inspect the books and records of the Corporation. Delaware corporation law already specifically addresses these issues, so the powers included in the current Restated Certificate of Incorporation are unnecessary. The Board recommends that these unnecessary provisions be eliminated.

Elimination of Dates for Terms of Office of Directors; Disqualification for Ceasing to be an Executive Officer Added

         The Seventh Article of the current Restated Certificate of Incorporation includes a provision setting forth the specific dates of the terms of office of directors. Those terms of office have expired, and the provision is no longer relevant. Article 5 of the proposed Amended and Restated Certificate of Incorporation includes the relevant provisions that the directors are divided into three classes (with the exception of any director elected by the holders of preferred stock, if any), which shall be as equal in number as possible, and that each director shall serve for three years, which are unchanged from the current Restated Certificate of Incorporation. In addition, the proposed Amended and Restated Certificate of Incorporation includes provisions that any Director who is an executive officer of the Corporation would immediately cease to be a Director upon ceasing to be an executive officer.

Elimination of Removal of Directors By Directors Provision

         The Seventh Article of the current Restated Certificate of Incorporation includes a provision that a director cannot be removed except for cause with the approval of a majority of the directors or a majority of the stockholders. Delaware corporation law provides that a majority of stockholders may remove directors with or without cause, unless the board is classified in which case they may only remove directors for cause (unless the certificate of incorporation provides otherwise). Removal of a director by the Board is not permitted under Delaware corporation law. NorthWestern has a classified Board.
Article 5 of the proposed Amended and Restated Certificate of Incorporation retains the provision that the stockholders may remove directors only for cause and eliminates the provisions allowing removal by the Board.

Elimination of Location of Books and Records, Locations of Meetings and Offices, and Director Residency Provisions

         The Seventh Article of the current Restated Certificate of Incorporation includes provisions regarding the location of books and records, the location of meetings and offices and the residency of the directors. Delaware corporation law does not require a certificate of incorporation to include such provisions, and without such provisions, a corporation may nevertheless keep its books and records outside the State of Delaware, and a director may be a nonresident of the State of Delaware. Consistent with many other public companies, the Board recommends that these provisions be included in Bylaws, and that these unnecessary provisions of the Restated Certificate of Incorporation be eliminated.

Special Stockholder Meetings Provision Added

         Article 6 of the proposed Amended and Restated Certificate of Incorporation includes a provision that special meetings of stockholders may be called by the Board, a Board committee with delegated authority, the Chairman, the CEO or the President, all of which are typical of public companies and are permitted under Delaware corporation law.

Elimination of Interested Director and Interlocking Boards Provisions

         The Seventh Article of the current Restated Certificate of Incorporation provides that in the absence of fraud, a contract or transaction with an interested director would not be invalidated provided the interest was disclosed, and a majority of disinterested directors approved the contract or transaction and there was a quorum of disinterested directors. Delaware corporation law provides that a contract or transaction with an interested director must be approved by a majority of disinterested directors of the board or a committee (even if there is not a quorum of disinterested directors), or a majority of stockholders, or the contract or transaction was fair to the corporation at the time it was approved by a majority of directors, a committee of the board or a majority of the stockholders. The Board believes that the current provisions are unnecessary and pose a risk of conflict with Delaware corporation law, and it is in the best interest of the Company to eliminate the provision in the current Restated Certificate of Incorporation and rely on Delaware statutory provisions.

         The Seventh Article of the current Restated Certificate of Incorporation includes a provision that allows a director to vote on transactions between the Corporation and a subsidiary or affiliate, regardless of whether such director was also a director of such subsidiary or affiliate. The Board has determined that it is in the best interests of the Company and its stockholders to eliminate this provision. The Board will address whether it is appropriate for such "interlocking board" members to vote on transactions after considering all relevant facts, rather than allowing such directors to vote per se.

No Written Action by Stockholders Provision Added

         Article 6 of the proposed Amended and Restated Certificate of Incorporation includes a provision that specifies that all stockholders' actions must be taken at a meeting and not in writing. The current Certificate of Incorporation does not provide for stockholder action by written consent, but the Board believes that the Restated Certificate of Incorporation should specifically state this prohibition.

Update of Reorganization Arrangements Provision

         The Delaware general corporation law references in the Eighth Article of the current Restated Certificate, which provides that 75% of the creditors and stockholders may enter into a binding reorganization agreement, with court sanction, that is binding upon all creditors and stockholders and the corporation, have been updated in Article 8 of the proposed Restated and Amended Certificate.

Elimination of Business Combination With Significant Stockholders Provision

         The Ninth Article of the current Restated Certificate of Incorporation contains provisions which restrict certain transactions involving the Company and certain of its stockholders and are generally referred to as anti-takeover provisions. These provisions require approval of 75% of the outstanding shares of common stock for merger, consolidation and asset sale transactions with interested stockholders (generally a 10% stockholder of the Company or an affiliate of such stockholder), unless such transactions are approved by a majority of the "Continuing Directors," as such term is defined in the current Restated Certificate of Incorporation, in which case a majority common stock vote is required to approve such transactions. The current Restated Certificate of Incorporation also includes detailed provisions regarding the duties of directors in transactions involving interested stockholders.

         Delaware corporation law also contains takeover provisions called "freeze out fair price laws" that apply to companies listed on national exchanges and that have over 2,000 stockholders. These rules prohibit for a period of three years self-dealing transactions between an acquirer of a substantial block of stock and the subject corporation unless, among other reasons, the board approved the transaction by which the interested stockholder acquired its stock or two-thirds of the outstanding voting shares of the corporation approve the transaction. The Board believes that these rules and regulations are substantially similar to the material provisions contained in the current Restated Certificate of Incorporation, but are less restrictive of takeover efforts than the current charter provisions. The Board believes that the provisions contained in the current Restated Certificate are, therefore, unnecessary. The Board recommends that these provisions be eliminated and that the Company rely on the provisions of Delaware corporation law.

Elimination of Amendment of Certificate of Incorporation Provision

         The Tenth Article of the current Restated Certificate of Incorporation includes a provision requiring 75% common stock approval to amend the certificate of incorporation to (a) change the current common stock voting rights, (b) amend certain provisions related to the number of directors and the terms of directors and (c) approve a merger or consolidation of the Corporation with an interested stockholder. However, the supermajority vote provisions do not apply if the amendments are unanimously approved by "Continuing Directors" as such term is defined in the current Restated Certificate of Incorporation. All of the proposed amendments to and restatement of the current Restated Certificate of Incorporation were unanimously approved by the Board, and the Board has determined that all of the members of the Board are deemed to be "Continuing Directors." Therefore, amendment of these provisions does not require a supermajority vote of common stockholders.

         The supermajority voting rights contained in the current Restated Certificate of Incorporation are not mandated by Delaware corporation law and are not typical of public companies. Similar to the proposed amendments described in the preceding section regarding elimination of provisions restricting business combinations with significant stockholders, the Board believes that these provisions are unnecessarily restrictive and recommends that they be eliminated. If the proposed Amended and Restated Certificate of Incorporation is approved by stockholders, further amendment would require approval of a majority of the stockholders.

Elimination of Stockholder Meeting Notice and Other Requirements; Dividend Provision Added

         The Board recommends that certain provisions to the method by which stockholder actions must be taken and the method of giving notice for stockholders meetings be eliminated. Such provisions are included in the Company's Bylaws and are governed by Delaware corporation law.

         The Board also recommends that the proposed certificate include a provision that the holders of common stock shall be entitled to dividends, if, as and when declared by the Board. This is a standard provision that commonly appears in certificates of incorporation and is consistent with stockholders' statutory rights under Delaware corporation law.

RESTATE THE RESTATED CERTIFICATE OF INCORPORATION BY INCORPORATING THE NEW AMENDMENTS INTO A SINGLE DOCUMENT

         Because of the extensive changes that have been proposed to the current Restated Certificate of Incorporation, the Board recommends that the Restated Certificate of Incorporation be amended and restated in full, rather than amended by filing a separate certificate of amendment to incorporate the approved amendments.

         Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. Approval of Proposal 1 will authorize all the proposed amendments to the current Restated Certificate of Incorporation and restatement of the Restated Certificate of Incorporation in the form attached hereto as Exhibit A.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT AND
        RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION IN THE
              FORM ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS


         In accordance with NorthWestern's current Restated Certificate of Incorporation and Bylaws, NorthWestern's directors are elected to staggered terms on a classified Board of Directors. The Restated Certificate authorizes three directors in each of Class I, Class II and Class III. Two of the Company's Class III directors, Merle Lewis, the Company's former chief executive officer, and Lionel Nowell, together with a Class II director, Richard Hylland, the Company's former chief operating officer, have resigned since the last annual meeting, Mr. Lewis and Mr. Hylland recently. The remaining members of the Board have appointed a replacement for one of the former Class III directors. At the Meeting, two directors will be elected to Class III of the Board, to hold office for a term of three years, until the Annual Meeting of Stockholders in 2006, and until their successors are duly elected and qualified. In the event a nominee is unable to serve as a director at the time of the Meeting, the shares represented by the proxies may (subject to the limitations described above and in the discretion of the proxy holders) be voted for any nominee who shall be designated by the present Board to fill the vacancy. Those nominees, Chairman of the Board Marilyn R. Seymann and Director Lawrence J. Ramaekers, are presently serving as directors and have consented to be named and to serve if elected. NorthWestern continues to have two additional vacancies on its Board, one in Class II and one in Class III, and the Governance Committee is involved in a search to find qualified candidates to be considered for election to fill those vacancies. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named. Therefore, even if the nominees named herein are elected to serve as directors, the Board will still have two vacancies.

         If a quorum is present at the Annual Meeting, the two nominees receiving the highest number of affirmative votes of the votes cast shall be elected as Directors.

NOMINEES

         The following information is furnished with respect to the two nominees to Class III of the Board for a three-year term expiring in May 2006:


                                                                                                          Director        Age on
Nominee                                        Principal Occupation or Employment                           Since     June  1, 2003
Marilyn R.               Interim Chairman of the NorthWestern Board of Directors since January 2003;        2000            60
Seymann                  President and Chief Executive Officer of M ONE, Inc., a financial services consulting firm, since 1991; Member of the Boards of Directors of Beverly
                         Enterprises, Inc. (NYSE: BEV), a healthcare service provider; and Community
                         First Bankshares, a financial institution.

Lawrence J.              Director since May 2003; Formerly President and Chief Executive Officer            May            65
Ramaekers                (2002-2003) and Chief Restructuring Officer (2001-2002) of ANC Rental             2003
                         Corporation; member of AlixPartners (1982-2000), a turnaround management firm, serving as Chief Executive Officer of United Companies Financial
                         Corporation, Umbro International, Inc., Medical Resources, Inc., Centennial
                         Technologies, Inc., Color Tile, Inc., and Family Restaurants, Inc.

           THE CLASS I AND CLASS II MEMBERS OF YOUR BOARD OF DIRECTORS
             RECOMMENDS A VOTE"FOR" THE ELECTION OF THESE NOMINEES.

CONTINUING DIRECTORS

         The following information is furnished with respect to the other directors in Class I whose terms will expire in May 2004:



                                                                                                                            Age on
                                                                                                              Director     June 1,
Director                                            Principal Occupation or Employment                         Since         2003
-----------------------------  ---------------------------------------------------------------------------- ------------- ----------
Randy G. Darcy...............  Senior Vice President, Operations of General Mills, Inc. (NYSE: GIS) a              1998        52
                               consumer foods company, since 1987.
Gary G. Drook................  Chief Executive Officer of NorthWestern since January 2003; formerly                1998        58
                               President and Chief Executive Officer and Director of AFFINA, The Customer
                               Relationship Company (formerly Ruppman Marketing Technologies, Inc.), a provider of customer services programs, since 1997; formerly President of
                               Network Services (1994-1995) for Ameritech Corporation, a communications services provider.
Bruce I. Smith...............  Attorney and partner in the law firm of Leininger, Smith, Johnson, Baack,           1989        61
                               Placzek, Steele & Allen since 1978.


CONTINUING DIRECTORS

The following information is furnished with respect to directors in Class II whose terms will expire in May 2005:

                                                                                                                             Age on
                                                                                                              Director      June  1,
Director                                            Principal Occupation or Employment                         Since          2003
-----------------------------  ---------------------------------------------------------------------------- ------------- ----------
Jerry W. Johnson.............  Visiting Scholar, Congressional Budget Office, U.S. Congress since                  1994        62
                               June 2002; former Dean Emeritus (2001-2002), Dean and Professor of
                               Economics (1990-2001), School of Business, University of South Dakota;
                               Member of the Boards of Directors of Citibank (S.D.), N.A., Citibank FSB
                               and Citibank USA.
Larry F. Ness................  Chairman and Chief Executive Officer of First Dakota Financial Corp., a             1991        58
                               bank holding company, and of First Dakota National Bank since 1996;
                               formerly Vice Chairman and Chief Executive Officer of that bank (1993-1996).

                                   PROPOSAL 3:
                            RATIFICATION OF AUDITORS

         The Board has selected Deloitte & Touche LLP ("Deloitte"), independent auditors, to audit the financial statements of the Company for the year ending December 31, 2003, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection.

AUDITORS

         Since May 16, 2002, Deloitte has been NorthWestern's independent auditors. Arthur Andersen LLP ("Arthur Andersen"), certified public accountants, were the independent auditors of NorthWestern from 1932 until May 16, 2002. During that time, Arthur Andersen audited NorthWestern's financial statements annually.

         Effective as of May 16, 2002, NorthWestern dismissed Arthur Andersen as its independent auditors. NorthWestern's Audit Committee recommended the dismissal of Arthur Andersen, and the entire Board of NorthWestern participated in and approved such dismissal. Effective as of the same date, NorthWestern engaged Deloitte as its new independent auditors. NorthWestern's Audit Committee recommended this action, which was approved unanimously by its Board. The Board also engaged Deloitte to re-audit the Company's 2001 financial statements.

         The reports of Arthur Andersen on NorthWestern's financial statements for fiscal years 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with NorthWestern's audits for fiscal years 2000 and 2001 and through May 16, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference thereto in their report on the financial statements for such years. During fiscal years 2000 and 2001 and through June 11, 2002, there had been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended). The Company provided Arthur Andersen with a copy of these disclosures and Arthur Andersen provided the Company with a letter addressed to the Securities and Exchange Commission, dated May 16, 2002, stating its agreement with such statements. A copy of Arthur Andersen's May 16 letter was filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2002 reporting the change in certifying accountant.

         During fiscal years 2000 and 2001 and through May 16, 2002, NorthWestern had not consulted with Deloitte regarding either:

         o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on NorthWestern's financial statements, and either a written report was provided to NorthWestern or oral advice was provided that Deloitte concluded was an important factor considered by NorthWestern in reaching a decision as to the accounting, auditing of financial reporting issue; or

         o any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act and the related instructions to Item 304 of Regulation S-K under the Securities Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

         Representatives of Deloitte plan to attend the Annual Meeting and will be available to answer questions and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

         Audit Fees. For the year ended December 31, 2002, Deloitte billed NorthWestern $3,693,861, for services related to the audit of the Company's 2002 financial statements, re-audit of the 2001 financial statements and review of financial statements included in the Company's Forms 10-Q. For the year ended December 31, 2002, Arthur Andersen did not bill the Company for any audit services.

         Audit Related Fees. For the year ended December 31, 2002, Deloitte billed NorthWestern $591,471 for audit-related fees. Arthur Anderson did not bill NorthWestern for other services related to the performance of the audit of the Company's financial statements and review of financial statements.

         Tax Fees. For the year ended December 31, 2002, Deloitte billed NorthWestern $680,471 for services related to tax compliance, tax advice and tax planning. These services related to the preparation of federal, state and foreign tax returns and other filings and advice related to tax planning strategies. For the year ended December 31, 2002, Arthur Andersen billed the Company $297,920 for such services.

         All Other Fees. For the year ended December 31, 2002, neither Deloitte nor Arthur Andersen billed NorthWestern for services other than those described above. As provided in the Audit Committee charter, the Audit Committee pre-approves all services provided by its independent auditors. The pre-approval process has been in effect since late 2002 and, therefore, the Audit Committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered.

         The Audit Committee has considered the nature and amount of the fees billed by Deloitte and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte's independence.

         THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee, a Compensation Committee, and a Governance Committee whose functions are briefly described below.

         The Board held four regular meetings and ten special meetings during 2002. Each director attended more than 75 percent of the aggregate of the meetings of the Board and of each committee on which he served. Committee members are appointed annually at the Board's regularly scheduled May meeting.

AUDIT COMMITTEE

         The Audit Committee provides oversight of the (i) the financial reporting process, the system of internal controls and the audit process of NorthWestern and (ii) NorthWestern's independent auditors. The Audit Committee also recommends to the Board the appointment of NorthWestern's independent auditors. On February 5, 2003, the Board adopted a new written Audit Committee Charter (the "Audit Charter"). As required by the Audit Charter, each of the members of the Audit Committee is an independent director as defined by NASD Rule 4200(a)(15). The Audit Committee is composed of four nonemployee directors who are financially literate in financial and auditing matters and are "independent" as defined by the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. The members of the Audit Committee are Chairman Jerry W. Johnson, Larry F. Ness, Lawrence J. Ramaekers and Bruce I. Smith. The Company's Board has determined that the Company has at least one audit committee financial expert, as defined in Item 401(h)(2) of Regulation S-K, serving on its Audit Committee. The Audit Committee held fifteen meetings during 2002.

COMPENSATION COMMITTEE

         The Compensation Committee, which consists of Chairman Randy G. Darcy, Marilyn R. Seymann, Larry F. Ness and Lawrence J. Ramaekers, sets general compensation policy for NorthWestern and has final approval power over compensation of executive officers. The Compensation Committee also has final approval power over guidelines and criteria for officers' bonuses and administers NorthWestern's incentive compensation and long-term equity plans. The Board adopted a written Compensation Committee Charter in 2002. The Compensation Committee held five meetings during 2002.

GOVERNANCE COMMITTEE

         The Governance Committee is responsible for identifying individuals to fill vacancies on the Board, recommending nominees to be voted upon at the annual meeting of stockholders, recommending to the Board appointees to serve on committees of the Board and overseeing the development and implementation of NorthWestern's corporate governance policies and code of ethics and providing performance appraisal procedures for the chief executive officer, director qualifications and Board self-evaluation. The Governance Committee is composed of not less than three nonemployee directors. The members of the Governance Committee are Chairman Marilyn R. Seymann, Bruce I. Smith, Jerry W. Johnson and Randy G. Darcy. The Governance Committee held five meetings in 2002.

         The Governance Committee will consider nominees for directors properly recommended by stockholders. A stockholder who wishes to submit a candidate for consideration at the Annual Meeting of Stockholders to be held in 2004 must notify the NorthWestern Corporate Secretary in writing not less than 90 days nor more than 120 days prior to the meeting. The stockholder's written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares of the common stock beneficially owned by the stockholder, and any arrangements or understandings between the nominee and the stockholder. The stockholder must also furnish a statement from the nominee indicating that the nominee wishes and is able to serve as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the persons who served as members of the Compensation Committee of the Board during fiscal year 2002 are officers or employees or former employees of NorthWestern or any of its subsidiaries. No member of the Compensation Committee serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

OTHER DIRECTORS DURING 2002

         In addition to the Directors nominated for reelection, Merle Lewis, the Company's former Chairman and Chief Executive Officer, served as a Director during all of 2002 and until his resignation as a Director as of December 31, 2002, and Richard R. Hylland served as a Director until his resignation as a Director on April 30, 2003. Neither of these individuals has any continuing relationship with the Company.



                               EXECUTIVE OFFICERS
                                                                                                                           Age on
                                                                                                                          June  1,
         Executive Officer                                  Current Title and Prior Employment                              2003
---------------------------------  -------------------------------------------------------------------------------------- ----------
Gary G. Drook....................   Chief Executive Officer since January 2003; formerly President and Chief Executive       58
                                    Officer and Director of AFFINA, The Customer Relationship Company (formerly
                                    Ruppman Marketing Technologies, Inc.), a provider of customer services programs, since 1997; formerly President of Network Services (1994-1995) for Ameritech
                                    Corporation, a communications services provider. Mr. Drook also serves as Chairman of NorthWestern Growth Corporation, Expanets, Inc. and Blue Dot Services Inc.
                                    (each of which are NorthWestern subsidiaries).

Daniel K. Newell.................   Senior Vice President since February 2001; formerly Senior Vice President-Finance        46
                                    (1999-February 2001), Chief Financial Officer (1996-February 2001), and Vice
                                    President-Finance (1995-1999). Mr. Newell also serves as President and Chief
                                    Executive Officer of Blue Dot Services Inc. (since 2001) and as Managing Director and Chief Executive Officer of NorthWestern Growth Corporation (since 1998);
                                    formerly President (1998) and Executive Vice President (1995-1998) of NorthWestern
                                    Growth Corporation. Mr. Newell also is a member of the boards of directors of
                                    NorthWestern Growth Corporation, Expanets, Inc., Blue Dot Services Inc., and
                                    CornerStone Propane GP, Inc.

                                                                                                                           Age on
                                                                                                                          March 1,
Executive Officer                   Current Title and Prior Employment                                                      2003
----------------------------------  ------------------------------------------------------------------------------------- ----------
Eric R. Jacobsen.................   Senior Vice President since February 2002; General Counsel and Chief Legal Officer       47
                                    since February 1999; formerly Vice President (1999-2002); Mr. Jacobsen also serves as Chief Operating Officer of NorthWestern Growth Corporation (since 2001);
                                    formerly Principal and General Counsel of NorthWestern Growth Corporation
                                    (1998-2001). Mr. Jacobsen also is a member of the boards of directors of
                                    NorthWestern Growth Corporation and Expanets, Inc. Prior to joining the Company,
                                    Mr. Jacobsen was Vice President-General Counsel and Secretary of LodgeNet
                                    Entertainment Corporation (1995-1998). Previously Mr. Jacobsen was a partner
                                    (1988-1995) with the law firm Manatt, Phelps & Phillips in Los Angeles, California.

Michael J. Hanson................   President and Chief Executive Officer of NorthWestern Energy division (formerly          44
                                    called NorthWestern Public Service) since June 1998. Prior to joining the Company,
                                    Mr. Hanson was General Manager and Chief Executive Officer of Northern States Power
                                    Company South Dakota and North Dakota in Sioux Falls, South Dakota (1994-1998).

Kipp D. Orme.....................   Vice President and Chief Financial Officer since February 2001; formerly Vice            44
                                    President-Finance (2000-2002); Mr. Orme also serves as Vice President and Chief
                                    Financial Officer of NorthWestern Growth Corporation (since May 1999). Mr. Orme also is a member of the board of directors of Blue Dot Services Inc. and Expanets,
                                    Inc. Prior to joining the Company, Mr. Orme was Vice President-Rental Business
                                    Finance of Thorn Americas, Inc., in Wichita, Kansas (1997-1998), Chief Financial
                                    Officer of Thorn Asia-Pacific in Sydney, Australia (1994-1997).

John R. Van Camp.................   Vice President-Human Resources since October 1999. Prior to joining the Company,         40
                                    Mr. Van Camp was Human Resources Manager of GE Medical Systems (1997-1999), Human
                                    Resources Manager of GE Industrial Systems (1995-1997), Human Resources Manager of
                                    United Technologies Pratt & Whitney (1993-1995).

William M. Austin................   Chief Restructuring Officer since April 2003. Prior to joining the Company, Mr.          57
                                    Austin served as Chief Executive Officer of Cable & Wireless/Exodus Communications
                                    US, Executive Vice President and Chief Financial Officer of Exodus (2001-2002),
                                    Senior Vice President and Chief Financial Officer of BMC Software (1997-2001).

Maurice C. Worsfold..............   Vice President-Audit and Controls since April 2003. Prior to joining the Company,        67
                                    Mr. Worsfold served as vice president and chief financial officer of VimpelCom, a
                                    Moscow, Russia-based telecommunications company (2000-2003), Chief Financial
                                    Officer of Clearwater-Moscow (1999) and Corporate Director Finance of Rostik
                                    Restaurants Ltd.- Moscow (1995-1998).


         The Chief Executive Officer, the Chief Financial Officer, the Secretary and Treasurer are elected annually by the Board. Other officers may be elected or appointed by the Board at any meeting. All officers serve at the pleasure of the Board.

         SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of June 1, 2003, with respect to the beneficial ownership of shares of NorthWestern's common stock owned by the directors, nominees for director, the "Named Executive Officers" of NorthWestern, as described below, and by all directors and executive officers of NorthWestern as a group. Except under special circumstances, NorthWestern's common stock is the only class of voting securities. There are no persons known to NorthWestern who own more than 5% of the outstanding shares of common stock.

         The "Named Executive Officers" include NorthWestern's (a) Chief Executive Officer; (b) its four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal year 2002; and (c) up to two additional individuals for whom such disclosure would have been provided under clause (a) and (b) above but for the fact that the individual was not serving as an executive officer of NorthWestern at the end of fiscal year 2002; provided, however, that no disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

         Accordingly, NorthWestern's Named Executive Officers include (a) Gary
G. Drook, its Chief Executive Officer; (b) Merle D. Lewis, former Chairman and Chief Executive Officer and (c) Richard R. Hylland, former President and Chief Operating Officer, Michael J. Hanson Eric R. Jacobsen, and Daniel K. Newell, the four most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal year 2002 and whose salary and bonus exceeded $100,000.

         Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all the shares of NorthWestern's common stock beneficially owned by them subject to community property laws, where applicable. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the SEC, or based upon the actual knowledge of NorthWestern.

                                                                                      Amount and Nature of
                                                                               ----------------------------------
                                                                                    Beneficial Ownership(1)
                                                                               ----------------------------------
                                                                                           Shares of
                                                                               ----------------------------------
                                                                                          Common Stock                 Percent of
                                                                                        ----------------                 Common
Name of Beneficial Owner                                                               Beneficially Owned                 Stock
----------------------------------------------------------------------------   ----------------------------------  -----------------
Randy G. Darcy..............................................................                                5,811                 *
Gary G. Drook...............................................................                                5,610                 *
Jerry W. Johnson............................................................                               11,326                 *
Larry F. Ness...............................................................                               12,407                 *
Lawrence J. Ramaekers                                                                                           0                 *
Marilyn R. Seymann..........................................................                                4,106                 *
Bruce I. Smith..............................................................                               15,025                 *
Nominee                                                                                                         0                 *
Merle D. Lewis(2)                                                                                         202,079                 *
Richard R. Hylland(3)                                                                                      30,221                 *
Daniel K. Newell............................................................                               32,009                 *
Michael J. Hanson...........................................................                               13,146                 *
Eric R. Jacobsen............................................................                                8,676                 *
All directors and executive officers **.......................................                            399,726                1%

_________________________
*        Less than 1%
** Because they no longer serve as Directors or Officers for NorthWestern, neither Mr. Lewis' shares nor Mr. Hylland's shares are included in this total.

(1) Shares shown represent both record and beneficial ownership, including shares held in the team member's (employee's) account with the Trustees of NorthWestern's Employee Stock Ownership Plan ("ESOP") and in various plans (NorthWestern's 401(k) Retirement Plan, Supplemental Variable Investment Plan, and Team Member Stock Purchase Plan, collectively the "Team Member Savings Plans"). Mr. Hanson's shares include 4,316 shares in an Individual Retirement Account. The address of each person is 125
         S. Dakota Ave., Sioux Falls, SD 57104.

(2) Mr. Lewis retired as Chairman and Chief Executive Officer as of December 31, 2002.

(3) Mr. Hylland resigned as President and Chief Operating Officer and as a member of the Board, effective April 30, 2003.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company is required by the SEC to disclose compensation earned during the last three fiscal years by (i) the Company's Chief Executive Officer;
(ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 2002; and (iii) up to two additional individuals for whom such disclosure would have been provided under clause (i) and (ii) above but for the fact that the individual was not serving as an executive officer at the end of fiscal 2002; provided, however, that no disclosure need be provided for any executive officer, other than the Chief Executive Officer, whose total annual salary and bonus does not exceed $100,000.

         Accordingly, the following sections disclose information regarding compensation earned during the last three fiscal years by (i) Merle D. Lewis, the Company's former Chief Executive Officer; and (ii) Richard R. Hylland, Michael J. Hanson, Eric R. Jacobsen and Daniel K. Newell, the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 2002 and whose salary and bonus exceeded $100,000. All of these officers are referred to in this Proxy Statement as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation earned during the fiscal years indicated for services in all capacities by the Named Executive Officers in 2002:


                                                                                  Awards
                                                                                (Securities          LTIP           All Other
                                                                   Bonus         Underlying        Payouts       Compensation(4)
Name and Principal Position                 Year     Salary ($)     (1)($)      Options)(2)         (3)($)             ($)
---------------------------------------- --------- ------------- ----------- ----------------- -------------- ----------------------
Merle D. Lewis                              2002      786,000            0         295,000(5)        321,712                  57,918
Former Chairman and Chief                   2001      786,000      150,000         177,511(5)      1,284,746                  58,680
Executive Officer (5)                       2000      734,208      247,000         278,442(5)         80,676                  57,764
Richard R. Hylland                          2002      550,583            0            154,600        130,562                  32,080
Former President and Chief                  2001      511,000      100,000             86,469        925,537                  30,044
Operating Officer                           2000      483,042      158,000            119,827         30,129                  28,495
Michael J. Hanson                           2002      345,833      540,000             29,000              0                  14,063
President and CEO of NorthWestern           2001      323,750      635,914              9,000              0                  19,684
Energy division                             2000      293,583      390,370              8,035              0                  19,319
Eric R. Jacobsen                            2002      304,791      400,000             44,000              0                  16,447
Senior Vice President, General              2001      280,416      150,000             28,000        430,757                  17,491
Counsel and Chief Legal Officer and         2000      257,042       44,189             32,831              0                  13,465
Chief Operating Officer of
NorthWestern Growth Corp.
Daniel K. Newell                            2002      354,000            0             36,000         42,979                  19,541
Sr. Vice President; President and           2001      347,333       80,000             44,500        861,346                  21,600
CEO of Blue Dot Services, Inc. and          2000      311,917      118,000             39,481              0                  19,170
Managing Director and CEO of
NorthWestern Growth Corp.

_________________________
(1) The amounts in this column are cash awards pursuant to NorthWestern's annual incentive plans, which are described under the "Report on Executive Compensation" which were earned in the year shown and paid in the following year.

(2) For 2000 and 2002 for all named executives, and for Mr. Hanson, Mr. Jacobsen, and Mr. Newell, in 2001, these awards are solely incentive stock options. For Mr. Lewis and Mr. Hylland in 2001, the awards included 155,000 and 75,500 incentive stock options, and 22,511 and 10,969 restricted stock awards, respectively, with the restricted stock awards accruing quarterly dividends as declared. As of December 31, 2002, Mr. Hylland's restricted stock award was valued at $64,904. As explained above, the restrictions on Mr. Lewis' restricted stock award shares were removed as part of his retirement agreement.

(3) For 2000 and 2002, the amounts in this column represent the cash payouts from NorthWestern's former phantom stock long-term incentive compensation plan at the end of the five-year periods following the dates of the awards. The payout in 2002 represents the last phantom stock units held under this former long-term incentive plan. For 2001, the amounts represent such former phantom stock plan payouts for Messrs. Lewis, Hylland, and Newell in the following amounts: Lewis, $146,695; Hylland, $95,161; and Newell, $30,970, with the remainder of the 2001 distributions for those three executives and the distribution for Mr. Jacobsen representing vested interests in the former NorthWestern Growth Corporation private equity plan, which was terminated in March 2003.

(4) The amounts in this column include NorthWestern's contributions on behalf of the named executive officers to the Team Member Savings Plans and to the ESOP as well as the amounts paid by NorthWestern with respect to life insurance for the benefit of the executives. For the executives named in this table, for 2002 such amounts under the Team Member Savings Plans, ESOP, and life insurance under the NorthWestern term life and Family Protector Plan, respectively, were as follows: Mr.
         Lewis: $25,466, $27,490 and $4,962; Mr. Hylland: $17,954, $9,073 and
         $5,053; Mr. Hanson: $7,656, $1,746 and $4,661; Mr. Jacobsen: $10,501,
         $1,558 and $4,388; and Mr. Newell: $12,121, $2,999 and $4,421.

(5) Mr. Lewis retired, effective December 31, 2002. All ISOs and NQSOs granted to Mr. Lewis were forfeited as part of the terms of his retirement agreement, described elsewhere in this Report.


                                                       INFORMATION ON OPTIONS

                                                  Option Grants in Last Fiscal Year



                                                       Individual Grants                            Potential Realizable Value
                               ----------------------------------------------------------------       at Assumed Annual Rates
                                     No.            Percent of                                      of Stock Price Appreciation
                                of Securities     Total Options                                        for Option Term(3)($)
                                  Underlying        Granted to      Exercise or                 ------------------------------------
                                   Options           Employees       Base Price     Expiration     At 5% ($35.66     At 10% ($56.66
Name                             Granted (#)      in Fiscal Year     ($/Sh)(2)         Date        Stock Price)       Stock Price)
------------------------------ ---------------------------------------------------------------- ------------------ -----------------

Merle D. Lewis................          295,000               37.5          20.70            (4)                 0                0
Richard R. Hylland............          154,600               19.7          20.70       2/6/2012         5,216,204        8,288,106
Michael J. Hanson.............           29,000                3.7          20.70       2/6/2012           978,460        1,554,690
Eric R. Jacobsen..............           44,000                5.6          20.70       2/6/2012         1,484,560        2,358,840
Daniel K. Newell..............           36,000                4.6          20.70       2/6/2012         1,214,640        1,929,960

_________________________

(1) All options granted in 2002 become exercisable in annual cumulative installments of 25%, commencing on the first anniversary of the date of grant, with full vesting occurring on the fourth anniversary date of the grant. Vesting is accelerated in the event of a change in control of NorthWestern.

(2) All options were granted at market value (the closing price of the common stock on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal) on the date of grant.

(3) The hypothetical potential gains (reported net of exercise price) are based entirely on assumed annual growth rates of 5% and 10% of the exercise price of the underlying NorthWestern's common stock over the 10-year life of the options (which would equal a total increase in stock price of 63% and 159%, respectively), rather than on the actual market price of the common stock. The exercise price of the underlying common stock is $20.70 per share and the market price of the common stock at June 22, 2003, was $2.22 per share. These assumed rates of growth are mandated by rules of the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock price.

(4) All ISOs and NQSOs granted to Mr. Lewis were forfeited as part of the terms of his retirement agreement, described elsewhere in this Report.



                                                    Fiscal Year-End Option Values

                                                                       Number of
                                                                 Securities Underlying                 Value of Unexercised
                                                                Unexercised Options at                In-the-Money Options At
                                                                  Fiscal Year-End (#)                 Fiscal Year-End (1)($)
                                                        ----------------------------------------------------------------------------
Name                                                        Exercisable       Unexercisable       Exercisable       Unexercisable
------------------------------------------------------  ------------------- ------------------ -------------------- ----------------
Merle D. Lewis........................................                0(2)                0(2)                 0                 0
Richard R. Hylland....................................              47,968             407,962                 0                 0
Michael J. Hanson.....................................               5,811              51,841                 0                 0
Eric R. Jacobsen......................................                 833             126,872                 0                 0
Daniel K. Newell......................................              19,293             146,567                 0                 0

_________________________

(1) Represents the difference between $5.08 (the closing price of the Common Stock on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal for the close on December 31, 2002) and the option exercise price.

(2) All ISOs and NQSOs previously held by Mr. Lewis were forfeited as part of the terms of his retirement agreement, described elsewhere in this Report.

EMPLOYMENT CONTRACTS

         A number of executives, including Messrs. Hanson, Jacobsen and Newell, have comprehensive employment agreements. Mr. Hanson's agreement was entered into on March 1, 2001, and terminates on the last day of February 2005. Mr. Hanson is entitled to receive a base salary that is subject to annual increases based on a median of comparable companies and a discretionary bonus. Mr. Hanson is also eligible to participate in NorthWestern's annual short-term cash incentive plans and long-term cash and stock incentive plans tied to the success of the organization. These long-term incentive plans include, among other things, options to purchase shares of NorthWestern common stock and the right to participate in a plan tied to the performance of NorthWestern Energy. The Northwestern Energy long-term incentive plan enables participants to receive long-term compensation based on increased value in the Northwestern Energy division resulting from improvements in operating income, with one-half of the award subject to the performance of NorthWestern common stock over the plan period. The Board designates each participant's participation percentage. The value of plan awards, if any, will be paid in three installments during the first quarter of each of the years 2005, 2006 and 2007 following the close of the books for each preceding fiscal year. Upon an earlier termination of employment, plan participants will be entitled to receive all vested benefits under the plan. Plan participants' interest in the plan vest quarterly over the four year period ending December 31, 2005. Mr. Hanson is also entitled to participate in NorthWestern benefit plans available to executives, including, among other things, health, retirement, disability and life insurance benefits as well as an automobile allowance. The agreement provides for the payment of accrued salary and termination benefits if Mr. Hanson's employment is terminated by NorthWestern for any reason other than Cause, due to his death or by him due to a "fundamental change." A fundamental change generally occurs if there is a diminution in Mr. Hanson's responsibilities or compensation, NorthWestern relocates its primary offices more than 30 miles or there is a change in control or major transaction involving NorthWestern (each as defined in the agreement). The termination benefits include a lump sum payment equal to (1) the sum of (a) base salary, (b) the higher of either Mr. Hanson's most recent bonuses and short-term incentive awards or the average of such bonuses and awards over the preceding three calendar years and (c) the higher of either the value of Mr. Hanson's most recent options, long-term incentive awards or the average value of such options and awards over the preceding three calendar years, multiplied by
(2) the remaining term of the agreement. The termination benefits also include lump sum payments equal to the fair market value of Mr. Hanson's interests under NorthWestern's benefit plans. Mr. Hanson has the right to defer receipt of certain of these termination benefits rather than receiving them as a lump sum. All equity awards granted to Mr. Hanson accelerate in full upon termination of the agreement (other than for Cause) and remain exercisable in accordance with their terms. NorthWestern has agreed to make gross-up payments to Mr. Hanson to the extent that termination benefits would be subject to the excise tax on excess "parachute payments" following a change of control. The termination benefits under these agreements are to be provided regardless of whether Mr. Hanson is able to obtain other employment. The agreement contains provisions requiring Mr. Hanson to maintain the confidentiality of NorthWestern proprietary information and restricts Mr. Hanson from competing with NorthWestern or soliciting NorthWestern employees, suppliers and customers for a period of two years following termination. NorthWestern has agreed, pursuant to the agreement, to indemnify Mr. Hanson to the fullest extent permitted by law.

         Messrs. Jacobsen and Newell entered into employment agreements as of March 1, 2001. Mr. Jacobsen's agreement terminates on the last day of February 2004. Mr. Newell's agreement terminates on the last day of February 2005. Messrs. Jacobsen and Newell are entitled to receive a base salary that is subject to annual increases based on the median of comparable companies and a discretionary bonus. They are also eligible to participate in NorthWestern's annual short-term cash incentive plans and long-term cash and stock incentive plans tied to the success of the organization. These long-term incentive plans include, among other things, options to purchase shares of NorthWestern common stock. Mr. Jacobsen also participates in the NorthWestern Energy long-term incentive plan. They are also entitled to participate in NorthWestern benefit plans available to executives, including, among other things, health, retirement, disability and life insurance benefits as well as an automobile allowance and country club dues. The agreements provide for the payment of accrued salary and termination benefits if employment is terminated by NorthWestern on substantially the same terms as described above for Mr. Hanson's agreement. The agreements contain provisions requiring them to maintain the confidentiality of NorthWestern proprietary information and restricts them from competing with NorthWestern or soliciting NorthWestern's employees, suppliers and customers for a period of two years following termination. NorthWestern has agreed, pursuant to the agreement, to indemnify each of Messrs. Jacobsen and Newell to the fullest extent permitted by law.

         The total remaining obligation under employment agreements in the ordinary course, excluding a change in control, with Messrs. Hanson, Jacobsen and Newell are approximately $1.8 million, $0.7 million and $1.9 million, respectively.

         Merle Lewis retired from his employment with the Company and its subsidiaries and affiliates and resigned as the Company's Chief Executive Officer and Chairman and from all trustee, administrator or similar positions in which he served on behalf of the Company or any of its subsidiaries or affiliates, effective December 31, 2002. Mr. Lewis concurrently resigned as a member of the Board, and as an officer and director of each of the Company's subsidiaries and affiliates (other than as a member of the board of directors of CornerStone Propane G.P., Inc.) for which he served. In connection with his retirement, Mr. Lewis entered into a retirement agreement with the Company and terminated the Comprehensive Employment Agreement and Investment Program, dated June 1, 2000, which was scheduled to expire February 28, 2006. Under the Retirement Agreement, Mr. Lewis received the following, which total an aggregate of approximately $3.5 million: (1) a cash severance payment, the equivalent of one year's base salary and target annual incentive compensation for a total of $1,711,000, (2) a cash payment of $73,000 from the Company, representing his interest in the 1998 NorthWestern Energy Corporation Equity Ownership Incentive Plan, (3) full vesting of the 22,511 shares of restricted stock granted to him on March 1, 2001, originally scheduled to vest on February 4, 2005 (and all additional shares purchased with dividends declared thereon) under the Company's Stock Option and Incentive Plan (as amended on January 16, 2001), (4) payments of $500 per month until age 65 toward the cost of retiree health insurance, (5) retention of the company-provided leased automobile through the end of the such lease at an estimated cost of $1,000 per month, and (6) age and service credits toward benefit determination in NorthWestern's qualified and nonqualified pension plan as if he were to continue to be employed through June 30, 2006, the value of which is approximately $1.7 million on a present value basis as determined by NorthWestern's actuaries. Based upon Mr. Lewis' years of service, and the benefit elections he made under the provisions of the NorthWestern Pension Plan and Supplemental Executive Retirement Plan, with the enhanced pension benefit, Mr. Lewis began in January 2003 to receive a pension benefit of $29,470 per month. The Company agreed to insure the payment of such subsidy in the event of a change of control of the Company by obtaining a letter of credit or other financial instrument.

         Mr. Lewis waived or cancelled all other rights or interests he may have had under the Stock Option and Incentive Plan, including all vested and unvested incentive stock options, nonqualified stock options and phantom stock units (including all dividends accrued thereon) granted to him under the plan. Mr. Lewis waived all of his rights and interests in the Company's short-term and long-term disability insurance coverages, term life insurance coverages and annual incentive plans for 2002. He also waived his rights and interests in the equity ownership incentive plans of NorthWestern Growth Corporation, NorthWestern Services Group, Inc., NorthWestern Public Service, NorthWestern Services Corporation, and NorCom Advanced Technologies, Inc. and assigned his rights in the membership interests of NorthWestern Capital Partners, LLC, a Delaware limited liability company, to the Company. Mr. Lewis retained all benefits vested or earned as of the date of his retirement in the Company's benefit and retirement plans in which he participated (and he waived all post retirement vesting or interests), and the Company agreed to subsidize his pension benefit payments such that his pension benefit will be calculated as if Mr. Lewis' term of service or employment with the Company terminated on June 30, 2006, notwithstanding the actual date of retirement and regardless of the date of payment of such benefits.

         Mr. Lewis released the company and its affiliates and subsidiaries and their agents from all known and unknown claims that he may have in connection with his employment with the Company or as a stockholder of the Company, other than (a) his right to enforce the retirement agreement, (b) any rights or claims that arise after the date of his retirement, and (c) any claims for indemnification from the Company or any claims under the Company's Directors and Officers insurance policies, in either case, for actions or omissions in his capacity as an officer or director of the Company.

         Mr. Hylland had an employment agreement similar to that described above for Mr. Hanson. Effective April 30, 2003, Mr. Hylland tendered his resignation to NorthWestern, asserting that there has occurred a fundamental change in connection with his employment under his employment agreement. NorthWestern has disputed that a fundamental change has occurred.

RETIREMENT PLAN

         NorthWestern has two retirement plans, with one applicable to its Montana NorthWestern Energy team members and one applicable to its South Dakota and Nebraska NorthWestern Energy and all NorthWestern Corporation team members. All of the named executives participate in the latter plan. For that plan, effective January 1,

2000, NorthWestern offered its team members two alternatives with regard to its retirement plan. A team member could convert his or her existing accrued benefit from the existing plan into an opening balance in a hypothetical account under a new cash balance formula, or that team member could continue under the existing defined benefit formula. All team members hired after January 1, 2000, participate in the cash balance formula. The beginning balance in the cash balance account for a converting team member was determined based on the team member's accrued benefit, age and service as of January 1, 2000, 2000 eligible pay, and a conversion interest rate of 6%. Under the cash balance formula, a participant's account grows based upon (1) contributions by NorthWestern made once per year, and (2) by annual interest credits based on the average Federal 30-year Treasury bill rate for November of the preceding year (6.15% for 2000). Contribution rates were determined on January 1, 2000, based on the participant's age and years of service on that date. They range from 3%-7.5% (3% for all new team members) for compensation below the taxable wage base and are doubled for compensation above the taxable wage base. Upon termination of employment with NorthWestern, a team member, or if deceased, his or her beneficiary, receives the cash balance in the account paid in a lump sum or in other permitted annuity forms of payment.

         To be eligible for the retirement plan, a team member must be 21 years of age and have worked at least one year for NorthWestern, working at least 1,000 hours in that year. Nonemployee Directors are not eligible to participate. Benefits for team members who chose not to convert to the cash balance formula will continue to be part of the defined benefit formula, which provides an annual pension benefit upon normal retirement at age 65 or earlier (subject to benefit reduction). Under this formula, the amount of the annual pension is based upon average annual earnings for the 60 consecutive highest paid months during the 10 years immediately preceding retirement. Upon retirement on the normal retirement date, the annual pension to which an eligible team member becomes entitled under the formula amounts to 1.34% of average annual earnings up to the Covered Compensation base plus 1.75% of such earnings in excess of the Covered Compensation base, multiplied by all years of credited service.

         The named executives also participate in a supplemental excess retirement plan related to both of the pension formulas, which provides benefits based on those formulas but with respect to compensation, which exceeds the limits under the Code. In addition, NorthWestern has agreed to assure Mr. Hanson a pension benefit equivalent to that which would be provided by the Retirement Plan if he were given credit for his 17 years of prior service with another utility company in addition to his years of service with NorthWestern. As a result, he was credited with those additional years of service under the supplemental excess retirement plan.

         Assuming the remaining named executives reach the normal retirement age of 65, the projected annual life annuity benefits for the named executives would be: Mr. Hanson, $156,773; Mr. Jacobsen, $54,336; Mr. Newell, $97,279. In 2002,
the cash balance accounts for the named executive officers, other than Mr. Lewis, were as follows: Mr. Hanson $355,290; Mr. Jacobsen $60,693; and Mr. Newell $160,005.

OTHER BENEFITS

         NorthWestern currently maintains a variety of benefit plans and programs, which are generally available to all NorthWestern team members, including executive officers, such as the 401(k) Retirement Plan under which a team member may contribute up to 20% of his or her salary subject to the Internal Revenue Service contribution limits (with NorthWestern matching up to 3 1/2% of the first 6% contributed by the team member), term life long-term disability plan, and other general employee benefits such as emergency personal leave and educational assistance. In May 2003, the Board of Directors terminated the NorthWestern Employee Stock Purchase Plan, the NorthWestern Team Member Stock Purchase Plan, the Family Protector Plan (which provided supplemental life insurance coverage), and the Supplemental Variable Investment Plan (a nonqualified supplemental 401(k) plan available to the extent participation in the 401(k) was limited by the Internal Revenue Code).

Salary Continuation Plan

         NorthWestern has had two nonqualified salary continuation plans for directors and selected management team members. Under the Supplemental Income Security Plan (the "SISP") and the Montana Power Company Benefits Restoration Plan for Senior Management Executives (the "BRP"), selected management team members, and in the case of the SISP, nonemployee directors, were provided with certain amounts of salary continuation in the event of death before or after retirement or, in the alternative, certain supplemental retirement benefits in lieu of any death benefits after age 65 (age 55 for the BRP). No active team members are participants in the BRP. In May 2003, the Board of Directors amended the SISP to permit vested participants the option of continuing the current vested benefits level or taking a present value lump sum distribution, based upon the death benefit, with a cap of $200,000 per participant, and a refund of individual contributions to all nonvested participants.

The BRP was amended to permit participants the option of continuing in the Plan or receiving a present value lump sum distribution. No new participants will be included in these plans.

DIRECTOR COMPENSATION

         Nonemployee Directors annually receive 1,200 shares of common stock of NorthWestern, are paid $2,500 each quarter for serving on the Board, and receive an attendance fee of $4,000 for attendance at each regular or special meeting of the Board. Directors are also paid $1,700 for each meeting of a committee on which such director serves and $500 for each quarter during which they serve as chairman of a committee of the Board. Directors receive one-half of the meeting fee for telephonic conference board or committee meetings. In addition, nonemployee directors received stock options for 4,000 shares of common stock in 2002. Directors who are also officers are not separately compensated for services as a director on NorthWestern's Board.

         Directors may elect to defer receipt of their cash compensation as directors until they cease to be directors. The deferred compensation may be invested in (1) an account which earns interest at the same rate as accounts in the team member savings plan or (2) a deferred compensation unit account in which the deferred compensation is converted into deferred compensation units on the basis that each unit is at the time of investment equal in value to the fair market value of one share of NorthWestern's common stock, sometimes referred to as "phantom stock units." Additional units based on the dividends paid on NorthWestern's common stock are added to the director's deferred compensation unit account. Following the director's retirement, the value of the deferred compensation is paid in cash to the former director within a period of five years.

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") of the Board furnishes the following report on executive compensation to the stockholders of NorthWestern.

PROCEDURES AND POLICIES

         The Committee, which is comprised entirely of nonemployee directors, has overall responsibility to nominate persons to serve as executive officers of NorthWestern and to review and to approve annual and long-term compensation plans and awards for the members of the Board and for the executive officers. The Committee also reviews and recommends to the full Board any benefit plans for officers and team members. The Compensation Committee Charter is reviewed at least annually.

         In 2002, the Committee has engaged Towers Perrin, a compensation and benefits consulting firm, to assess the current executive officer compensation plans and employment protections for NorthWestern and to offer recommendations that would support NorthWestern's short-term and long-term business strategy. Towers Perrin representatives interviewed the members of the Board, compared the compensation of NorthWestern's executive officers and directors to comparable companies, and presented their findings to the Committee. The Board has implemented various recommendations from the Towers Perrin analysis which are designed to align stockholder and executive officer interests; to compensate executives for improvement in NorthWestern's performance; to focus on long-term performance and the creation of stockholder value; and to attract and retain key executives and other key team members.

         The Committee has approved a compensation program which positions total direct executive compensation (including base salary, annual incentives and long-term incentives) at between the median and 75th percentile based on benchmarking of comparable companies in the energy industry when performance is consistent with that comparative group and which includes stock ownership guidelines. In addition to utilizing external benchmarking as a guidepost, any adjustments to base salary levels or incentive targets and payments of incentives for executive officers are based on assessment of individual officer performance and require Committee approval. Each officer minimally receives a formal performance assessment and review on an annual basis; such assessment is based on the achievement of specific individual and department goals and the degree to which it is determined the officer has contributed to the achievement of NorthWestern's overall goals.

         Section 162(m) of the Internal Revenue code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officer and the four other most highly compensated executive officers unless certain tests are met. The Committee's general objective is to design and administer NorthWestern's compensation programs in a manner that will preserve the deductibility of compensation payments to executive officers but also will consider such programs in light of the importance of achieving NorthWestern's compensation objectives discussed above.

BASE SALARY

         Base salary levels are reviewed annually and are generally targeted within a range around the median of the comparative group with adjustments based on individual officer performance and market data.

         In determining Mr. Lewis' salary for 2002 as Chairman and Chief Executive Officer, the Committee considered the recommendations of the Mercer study, Mr. Lewis' individual performance, and his contributions to the long-term success of the organization. The Committee also continued to utilize, throughout 2002, a formal chief executive officer evaluation process first initiated in 1997. In particular, the Committee considered Mr. Lewis' efforts in defining and leading NorthWestern's strategic focus on the energy and communications industries; building a common culture emphasizing initiative and customer service; working toward a more consolidated entity to share support resources in a cost-effective manner; leading NorthWestern's efforts toward a significant growth in its natural gas and electric business through the successful acquisition of The Montana Power Company's transmission and distribution business; and leading efforts to raise capital to implement NorthWestern's strategic plans. Mr. Lewis' base annual salary had previously been established at the median for the comparative group, and similar factors had previously been used to determine the base annual salary of the other named executive officers whose base salaries were established at or near the median for the comparative group. During 2002, base salaries for Mr. Lewis and the named executives were not increased or were increased very modestly.

         As he became Chief Executive Officer in January 2003, Mr. Drook's compensation included a base salary of $565,000. He also received a cash payment, upon assumption of the duties as Chief Executive Officer, of $600,000 which must be repaid in full to NorthWestern should he serve less than 12 months in that position, and for which $250,000 must be repaid to NorthWestern should he serve less than 24 months in that position. In addition, NorthWestern agreed to provide the use of the Company aircraft for a period of 12 months for Mr. Drook to commute to the NorthWestern office from his home.

ANNUAL INCENTIVE COMPENSATION

         The philosophy for all NorthWestern incentive compensation plans is to provide rewards when financial objectives are achieved, and to provide reduced or no benefits when the objectives are not achieved. These objectives are designed to further NorthWestern's goals and to increase stockholder value.

         The NorthWestern Board has adopted an annual incentive plan, known as the NorthWestern Performance Plan (the "Performance Plan"), which has been broadened to include team members at many levels of NorthWestern. The purpose of the Performance Plan is to motivate and reward outstanding performance by NorthWestern team members in meeting short-term goals that support long-term objectives important to NorthWestern's success. The Performance Plan defines specific financial performance objectives for the business, the achievement of which fund a "pool" of incentive dollars to be allocated to the participants. The allocation of the "pool" (if any) to individual team members is determined based on individual performance. On at least an annual basis, the eligible team member's achievement is assessed against previously established individual goals, and any available "pool" is allocated based on the individual's annual appraisal and according to a performance assessment matrix including the following levels: outstanding, exceeds expectations, meets expectations, needs improvement, and unsatisfactory. The Committee determines incentive targets and any awards to executive officers. For performance in 2002, awards for Mr. Hanson and Mr. Jacobsen were discretionary awards approved by the Committee based on the performance of NorthWestern Energy. No other awards were made to executive officers in 2003, based on 2002 performance.

LONG-TERM INCENTIVE COMPENSATION

         As a complement to NorthWestern's annual incentive plans, the Board has determined that long-term incentive programs that tie executive compensation to increases in stockholder value are important. The Board and the stockholders of NorthWestern have previously adopted the NorthWestern Stock Option and Incentive Plan (the "Plan") to assist in accomplishing this goal by strengthening the link between compensation and the market value of NorthWestern's stock. The Plan is intended to recognize the contributions made to NorthWestern by its team members, to provide such persons with additional incentive to devote themselves to the future success of NorthWestern, and to improve the ability of NorthWestern to attract, retain and motivate individuals upon whom NorthWestern's future growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in NorthWestern through receipt of options to acquire NorthWestern's common stock. Similarly, the Plan is intended as an additional incentive to directors who are not team members of NorthWestern to serve on the Board and to devote themselves to the future success of NorthWestern. Options granted under the Plan to team members may be incentive stock options ("ISOs") within the meaning of
Section 422(b) of the Internal Revenue Code, may be options not intended to be ISOs (or "NQSOs"), or may be other types of long-term incentives, such as restricted stock awards, stock appreciation rights, and phantom stock units (collectively, "Options"). In 2002, executive officers received grants of ISOs and NQSOs. Options granted to directors who are not team members of NorthWestern are NQSOs. As he became Chief Executive Officer in January 2003, Mr. Drook received grants of 233,333 shares of restricted stock, 61,224 ISOs, and 274,419 NQSOs, all based upon a per share price of $4.90 per share. For any shares acquired under these grants, which vest in equal installments over a three year period, the shares must be held for a period of one year after the restrictions are removed or the options are exercised before they can be sold.

         NorthWestern had formed a private equity investment company, structured as a limited liability company, in which certain key executives and key team members of NorthWestern Growth Corporation, which initiated strategic investments for NorthWestern, were provided the opportunity to make personal investments. No payments were made to participants in 2002, and the entity was dissolved in March 2003.

         The Board has established stock ownership guidelines for all executive officers that require each officer to purchase and obtain a significant equity ownership interest in NorthWestern within specified periods. The guidelines require equity purchase and ownership levels of 100,000 shares for the Chief Executive Officer, 50,000 shares for the President, and 25,000 shares for other executive officers.

         Randy G. Darcy, Chairman
         Marilyn R. Seymann
         Larry F. Ness
         Lawrence J. Ramaekers

                            LONG-TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR

                                Performance
                 Number of      or Other
                 Shares, Units  Period Until
                 or Other       Maturation of  Threshold    Target      Maximum
Name             Rights (#)     Payout         ($ or #)     ($ or #)    ($ or #)
-------------------------------------------------------------------------------

Michael J. Hanson   0.731%         **            (3)        (3)         (3)

Eric R. Jacobsen    0.609%         **            (3)        (3)         (3)

----------------

   (1) The NorthWestern Energy Long-Term Incentive Plan provides for cash payments to participants based on a designated percentage of the increase in value of the NorthWestern Energy division during the time period in which the plan is in effect. Each participant's percentage is designated by the Board. The participation percentages for Mr. Hanson and Mr. Jacobsen are reflected in the chart. The increase in value of the NorthWestern Energy division, and the plan participants' payments, are determined by reference to (1) increase or decrease in NorthWestern's common stock market price and (2) improved value of the division based upon a fixed multiple of operating income minus debt and capital deployed, each of which factors have equal weight. Capital and debt may be adjusted annually to reflect investments in the business and/or the reduction of debt. The value of each executive's interest will be equal to the executive's assigned interest times the improved value created over a specific measurement period.

   (2) Vesting occurs quarterly over a four-year period ending December 31, 2005, and participants at plan inception, including Mr. Hanson and Mr. Jacobson, received vesting for a full year (25%) at December 31, 2002. Participants who terminate employment during any plan year will receive the vested benefit earned through the end of the last full plan quarter worked. Payment of awards made to participants will be made in three installments during the first quarter in each of the years 2005, 2006, and 2007 following the close of the Company's books for each of the preceding years.

   (3) If (i) the NorthWestern Energy division maintains its approximate level of current operating income over the plan's four-year vesting period, (ii) NorthWestern maintains a common stock price of $2.10 per share, and (iii) each of the named officers achieves full vesting, then Mr. Hanson would be entitled to aggregate cash payments of approximately $1.1 million and Mr. Jacobsen would be entitled to aggregate cash payments of approximately $0.9 million. If the common stock price falls below $2.10 per share or the NorthWestern Energy division fails to achieve operational goals, then the payout would be significantly less. Conversely, the payout could be greater if operational goals are met and the common stock price increases. There is no minimum payout under the plan and there is a cap of 1.5 times each element of the plan (incremental value and stock price). As of December 31, 2002, the vested values for these named executives, which is equal to the executive's assigned interest times the improved value created during 2002, were $9,000 for Mr. Hanson and $7,000 for Mr. Jacobsen.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table presents summary information about the Company's equity compensation plans, including the employee stock ownership plan, stock option and incentive plan and any individual stock option arrangements not arising under any plan. The table presents the following data on plans approved by stockholders and plans not so approved, all as of the close of business on December 31, 2002 (treating all employee stock purchase plan transactions occurring on such date on an as-settled basis):

         (i) the aggregate number of shares of the Company's common stock subject to outstanding stock options, warrants and rights;

         (ii) the weighted-average exercise price of those outstanding stock options, warrants and rights; and

         (iii) the number of shares that remain available for future option grants, excluding the number of shares to be issued upon the exercise of outstanding options, warrants and rights described in (a) above.


                                  Number of Securities                                          Number of Securities Remaining
                                    to Be Issued Upon             Weighted Average              Available for Future Issuance
                                       Exercise of                Exercise Price of               Under Equity Compensation
                                  Outstanding Options,          Outstanding Options,             Plans (Excluding Securities
                                   Warrants and Rights           Warrants and Rights             Reflected in Column (a)) (1)
Plan category                              (a)                           (b)                                 (c)
---------------------------- ------------------------------ ----------------------------- ------------------------------------------
Equity compensation plans
   approved by security
   holders
(1) Stock Option and
   Incentive Plan..........                       1,538,165                        $22.49                                  1,815,357
(2) Team Member Stock
   Purchase Plan...........                          N/A(2)                        N/A(2)                                    954,469
Equity compensation plans
   not approved by security
   holders.................                             N/A                           N/A                                        N/A
None.......................                             N/A                           N/A                                        N/A
                             ------------------------------                                            -----------------------------
Total......................                       1,538,165                                                                2,769,826
                             ==============================                                            =============================

_________________________

(1) The Stock Option and Incentive Plan, as amended, provides that 12.5% of the outstanding shares of common stock of the Company, as of January
         1 of each year, are available for issuance under the plan.
(2) Under the Team Member Stock Purchase Plan, shares were acquired at the time of investment by the participating team member, at the applicable discount price. In May 2003, the Board of Directors terminated this plan, effective June 1, 2003.

                             AUDIT COMMITTEE REPORT

         The following report is submitted on behalf of the Audit Committee of the Board. In connection with the December 31, 2002 financial statements, the Audit Committee (a) reviewed and discussed the audited financial statements with management, (b) discussed with Deloitte & Touche LLP, NorthWestern's auditors, the matters required by Statement on Auditing Standards No. 61, (c) received the written disclosures and letter from the auditors required by Independence Standards Board Statement No. 1 and discussed the auditor's independence with the auditors, and (d) considered whether the provisions of nonaudit services by the auditors is compatible with maintaining the auditor's independence. The other fees listed below consist of nonaudit related tax fees. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Commission. The Audit Committee has recommended, and the Board has adopted, an Audit Charter to guide the Committee. The Audit Charter is reviewed at least annually. The fees paid to Deloitte in 2002, by category, were as follows:



             Audit and             Financial Information
             Audit-related       Systems Design and
             Fees                 Implementation Fees           All Other Fees
             -------------       -------------------           --------------
             $4,285,332           $0                           $680,471



         Jerry W. Johnson, Chairman
         Larry F. Ness
         Bruce I. Smith
         Lawrence J. Ramaekers

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to NorthWestern pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, NorthWestern believes that all of such reports were filed on a timely basis by executive officers and directors during 2002, except that the following transactions were not timely made on Form 4 for these nonemployee director transactions in May 2002: (a) nonqualified stock option grants of 4,000 shares each, at an exercise price of $20.30 per share, to Randy Darcy, Gary Drook, Jerry Johnson, Larry Ness, Marilyn Seymann, and Bruce Smith, and (b) phantom stock unit plan payouts of $10,418.64 each for 507 units to Jerry Johnson, Larry Ness and Bruce Smith.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Gary G. Drook became the Company's new chief executive officer on January 5, 2003. Mr. Drook does not have a written employment agreement with the Company. Mr. Drook received a cash payment of $600,000 on his date of hire. He will be required to repay all of that amount if his employment with us terminates before January 5, 2004, and 50% if his employment terminates before January 5, 2005. Mr. Drook also received an initial option to purchase 233,333 shares of the Company's common stock at $4.90 per share. The option vests in three equal annual installments on the anniversary of his hire date. Mr. Drook's base salary in 2003 will be $565,000 per year, and his target annual bonus is $423,750, or 75% of his base salary. His bonus will be determined by the Board. Mr. Drook also received long-term incentive compensation in 2003 consisting of additional options to purchase up to 339,000 shares of common stock at $4.90 per share. These options also vest in three equal annual installments on the anniversary of his hire date. The Company believes that Mr. Drook's cash compensation in 2003 will be approximately $988,750. As part of his compensation arrangements, Mr. Drook is also entitled to use aircraft owned by us to commute to and from the Company's corporate offices in Sioux Falls, S.D., and his home in Florida. The Company anticipates that he will use the aircraft approximately 26 times per year, at an annual cost to us of approximately $450,000. The approximate cost to the company of Mr. Drook's usage of the aircraft as of April 15, 2003 was $115,000. The cost to us related to Mr. Drook's use of the Company's aircraft for commuting is treated as income to him. The Company has agreed to provide Mr. Drook with a tax gross up payment for all income related to personal aircraft usage. Mr. Drook is also eligible to participate in the Company's health, welfare and retirement programs and relocation assistance.

                                PERFORMANCE GRAPH

         The following Stock Price Performance Graph compares the cumulative total return* on NorthWestern's Common Stock ("NOR"), the Edison Electric Institute (EEI) Index of Investor-Owned Electrics, and the S&P Small Cap 600 Stock Index for a five-year period.


       --------------------------------------------------------------------
                                 NOR          EEI Electric   S&P Small Cap
                                                                 600
       --------------------------------------------------------------------
       Base 12/31/97               $100.00         $100.00         $100.00
       --------------------------------------------------------------------
       1998                         119.84          113.89           98.69
       --------------------------------------------------------------------
       1999                         104.13           92.71          110.94
       --------------------------------------------------------------------
       2000                         114.98          137.18          124.03
       --------------------------------------------------------------------
       2001                         110.43          125.12          132.14
       --------------------------------------------------------------------
       2002                          29.31          106.65          112.81
       --------------------------------------------------------------------


  *Cumulative total return assumes quarterly reinvestment of dividends.

                                  OTHER MATTERS

         The management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Alan D. Dietrich
Corporate Secretary
NorthWestern Corporation

July 16, 2003


PLEASE USE ONE OF THE THREE METHODS TO VOTE YOUR SHARES SO THAT YOUR STOCK MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING.


MANAGEMENT WILL PROVIDE TO EACH STOCKHOLDER WHOSE PROXY IS SOLICITED FOR THE 2003 ANNUAL MEETING, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF NORTHWESTERN'S 2002 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO ALAN D. DIETRICH, VICE PRESIDENT - LEGAL ADMINISTRATION AND CORPORATE SECRETARY, NORTHWESTERN CORPORATION, 125 DAKOTA AVE. S., SIOUX FALLS, SOUTH DAKOTA 57104.

                                   EXHIBIT A:

                            NORTHWESTERN CORPORATION
                 PROPOSED RESTATED CERTIFICATE OF INCORPORATION


NorthWestern Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:

        (1) The present name of the Corporation is NorthWestern Corporation. The name under which the Corporation was originally incorporated was Northwestern Public Service Company.

        (2) The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 27, 1923.

        (3) This Amended and Restated Certificate of Incorporation, which further amends and restates the certificate of incorporation of the Corporation as heretofore amended and restated, was duly adopted in accordance with Sections 242 and 245 of the GCL.

        (4) The Certificate of Incorporation of the Corporation, as heretofore amended and restated, is hereby amended and restated so as to read in its entirety as follows:


                                    ARTICLE 1


                                      NAME

1.1 The name of the Corporation is Northwestern Corporation (the "Corporation").


                                    ARTICLE 2


                                ADDRESS AND AGENT

2.1 The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.


                                    ARTICLE 3


                                     PURPOSE

3.1 The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").


                                    ARTICLE 4


                                      STOCK

         4.1 Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value of $.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value of $.001 per share (the "Preferred Stock").

         4.2  Common  Stock.  The  powers,   preferences  and  rights,  and  the
qualifications, limitations and restrictions thereof, of the Common Stock are as follows:

               (a) Dividends. Subject to the terms of any outstanding series of Preferred Stock and any other provisions of this Amended and Restated Certificate of Incorporation, as it may be amended from time to time (the "Certificate of Incorporation"), holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

               (b) Liquidation, Dissolution, Winding Up. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation resulting in any distribution of its assets to its stockholders, subject to the terms of any outstanding series of Preferred Stock, the holders of the

Common Stock shall be entitled to receive pro rata the assets of the Company available for distribution to its stockholders.

               (c) Voting. Except as otherwise required by law and subject to the terms of any outstanding series of Preferred Stock, each outstanding share of Common Stock shall be entitled to one vote per share on all matters presented to stockholders for a vote.

         4.3 Preferred Stock. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, and to fix for each such series the number of shares comprising such series, the designation thereof and such voting powers, full or limited, or no voting powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the GCL.

         4.4 Changes to Authorized Capital Stock. The authorized number of shares of the Common Stock or Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote irrespective of any class vote provided for in Section 242(b)(2) of the GCL (or any successor provision thereto).


                                    ARTICLE 5


                                    DIRECTORS


         5.1 Number of Directors. The number of Directors shall be as determined by the Board of Directors from time to time. However, no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         5.2 Election, Classes and Terms of Directors. The Board of Directors shall be and is divided into three classes, Class I, Class II and Class III, which shall be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third (3rd) annual meeting of stockholders following the annual meeting of stockholders at which such Director was elected, or until such Director's successor is elected and qualified or until such Director's death, resignation or removal. Any Director who is also an executive officer of the Corporation shall, immediately upon ceasing to be an executive officer of the Corporation for any reason whatsoever, be disqualified from continuing to serve as a director and such Director's term of office as a director shall thereupon automatically expire. In the event of any increase or decrease in the number of Directors, (i) each Director then serving as such shall nevertheless continue as a Director of the class of which such Director is a member until the expiration of the current term, or such Director's prior death, resignation, or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of Directors so as to maintain such classes as nearly equal in number as possible.

         5.3 Removal of Directors. Any Director or the entire Board of Directors may be removed, but only for cause, by the affirmative vote of the holders of a majority in voting power of the shares then entitled to vote at an election of Directors.

         5.4 Vacancies. Except as otherwise provided in this Certificate of Incorporation, any vacancy, whether arising through death, resignation, removal or disqualification of a Director, and any newly created directorship resulting from an increase in the number of Directors, shall be filled only by a majority vote of the remaining Directors of all classes though less than a quorum of the Board of Directors. A Director so elected to fill a vacancy or newly created directorship shall serve for the remainder of the then present term of office of the class to which such Director was elected.

         5.5 Preferred Stock Directors. Notwithstanding the foregoing provisions of this Article 5, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect Directors at an annual or special meeting or stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto, and such Directors so elected shall not be divided into classes pursuant to Section
5.2 hereof unless expressly provided by such terms.

                                    ARTICLE 6


                                  STOCKHOLDERS


         6.1 Special Meetings. Special meetings of the stockholders may be called by the Board of Directors, or any committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, the Chairman of the Board of Directors, the Chief Executive Officer or the President, whenever any such person deems it necessary.

         6.2 Action in Lieu of Meetings. Any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of stockholders and may not be effected by any consent in writing of such stockholders.


                                    ARTICLE 7


                             LIABILITY AND INDEMNITY


         7.1 Limitation of Liability of Directors. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such elimination or limitation of liability is not permitted under the GCL, as the same exists or may hereafter be amended. Any repeal or modification of this Section of this Certificate of Incorporation by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         7.2 Right to Indemnification. To the fullest extent permitted by law, the Corporation shall indemnify and hold harmless any person who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (any such person, a "Section 7.2 Indemnitee"), against all liabilities, losses, expenses (including attorney's fees), judgments, fines and amounts paid in settlement ("expenses") actually and reasonably incurred by such person in connection with such proceeding; provided, however, that the Corporation shall only be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was authorized by the Board of Directors.

         7.3 Authorized Indemnification. The Corporation may indemnify and hold harmless any person who is not a Section 7.2 Indemnitee and was or is made or is threatened to be made a party or is otherwise involved in any proceeding by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, to the extent and with such scope and effect as authorized from time to time by the Board of Directors.

         7.4 Prepayment of Expenses. The Corporation shall pay the expenses incurred by a Section 7.2 Indemnitee in defending any proceeding in advance of its final disposition, provided that the payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article or otherwise. The Corporation may pay the expenses incurred by any other person in defending any proceeding in advance of its final disposition upon such terms and conditions as the Board of Directors deems appropriate.

         7.5 Repeal or Modification. Any repeal or modification of the provisions of this Article or applicable law shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring before the time of such repeal or modification regardless of whether the proceeding is brought or threatened before or after the time of such repeal or modification.

         7.6 Nonexclusivity of Rights. The right to indemnification and prepayment of expenses conferred on any person by this Article shall not be exclusive of any other rights such person may have or acquire under any other bylaws or by law, agreement, vote of stockholders or disinterested directors or otherwise.

         7.7 Survival of Rights. The right to indemnification and prepayment of expenses conferred on any person by this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         7.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against any liability or expenses incurred by such person in connection with a proceeding, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article or by law.


                                    ARTICLE 8

                           COMPROMISES WITH CREDITORS


         8.1 Compromises with Creditors. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


                                    ARTICLE 9
                    BY LAWS AND CERTIFICATE OF INCORPORATION


         9.1 Creation, Amendment and Repeal of Bylaws. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to make, alter, amend or repeal the Bylaws of the Corporation at any meeting of the Board of Directors (or by action in lieu of meeting). The Corporation's Bylaws also may be altered, amended or repealed by the affirmative vote of the holders of at least a majority in voting power of the shares entitled to vote at an election of directors at any meeting of the stockholders, provided that notice of such proposed alteration, amendment or repeal shall have been included in any required notice of such meeting (or such notice shall have been waived).

                                   IMPORTANT:
         VOTE YOUR SHARES OVER THE INTERNET, BY PHONE, OR BY SIGNING AND
                      RETURNING THE ENCLOSED CARD PROMPTLY

                            NORTHWESTERN CORPORATION

                         Annual Meeting of Stockholders
                           Wednesday, August 26, 2003
                        2:00 p.m., Central Daylight Time
                          Sioux Falls Convention Center
                               1201 N. West Avenue
                         Sioux Falls, South Dakota 57106


NorthWestern Corporation
125 S. Dakota Avenue
Sioux Falls, South Dakota 57104                                           Proxy
------------------------------------------------------


This Proxy is solicited by the Board of Directors for use at the Annual Meeting on August 26, 2003.

The shares of Common Stock you hold in your account as of record on June 27, 2003, will be voted as you specify.

If no choice is specified, the Proxy will be voted "FOR" items 1, 2 and 3.

By signing the Proxy, you revoke all prior Proxies and appoint Gary G. Drook and Marilyn R. Seymann, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                    SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                                               -----------------
                                                                Company #
                                                                Control #
There are three ways to vote your Proxy.                       -----------------

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 5:00 p.m. (Central time zone) on August 25, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/nor/ - QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 5:00 p.m. (Central time zone) on August 25, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NorthWestern Corporation, c/o Shareowner Services
(TM), P.O. Box 64873, St. Paul, MN 55164-0873.

                                If you vote by Phone or Internet, please do not mail your Proxy Card.

                                                         PLEASE DETACH HERE



                                   The Board of Directors Recommends a Vote FOR Items 1, 2 and 3
1. Adoption of Restated Certificate of Incorporation in the form           |_| For      |_| Against     |_| Abstain
   attached as Exhibit A to the proxy statement.

2. Election of Class III Directors:     01  Marilyn R. Seymann             |_|  FOR the nominees   |_|  WITHHOLD
                                        02 Lawrence J. Ramaekers                (except as marked       AUTHORITY to vote
                                                                                 below)                 for the nominee

(Instruction: To withhold authority to vote for any individual             -----------------------------------------------
nominee, print the name(s) or number(s) of the nominee(s) on the line provided to the right. If this Proxy is executed in such a manner as
not to withhold authority to vote for the election of any nominee,         -----------------------------------------------
this Proxy shall be deemed to grant such authority.)

3. Ratification of Deloitte & Touche LLP as independent auditor:           |_| For      |_| Against     |_| Abstain

4. Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxyholders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted "FOR" adoption of the Restated  Certificate of Incorporation in Item 1, "FOR" the nominees named in Item 2, and FOR ratification of Deloitte & Touche LLP as independent auditor in Item 3.

Address Change?  Mark Box |_| Indicate changes below:                           Date: ____________________________________

                                                                            ----------------------------------------------


                                                                            ----------------------------------------------

                                                                            Signature(s) in Box

                                                                            Please sign exactly as name(s)  appear on this
                                                                            Proxy.   Joint   owners   should   each   sign
                                                                            personally.   Corporation  Proxies  should  be
                                                                            signed by authorized officer.  When signing as
                                                                            executors,  administrators,   trustees,  etc.,
                                                                            give full title.

      As filed with the Securities and Exchange Commission on July 17, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant ( X )
Filed by a Party other than the Registrant (  )

Check the appropriate box:


( )      Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)      Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                            NORTHWESTERN CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)      No fee required.
( )      Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

         1)    Title of each class of securities to which transaction applies:
         2)    Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)    Proposed maximum aggregate value of transaction:
         5)    Total fee paid:

( )      Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)    Amount Previously Paid:
         2)    Form, Schedule or Registration State No.:
         3)    Filing Party:
         4)    Date Filed:

                            NORTHWESTERN CORPORATION
                                Corporate Office
                               125 S. Dakota Ave.
                         Sioux Falls, South Dakota 57104


                         Annual Meeting of Stockholders
                                 August 26, 2003


July 16, 2003


Dear Stockholder:


         You are invited to attend the Annual Meeting of Stockholders of NorthWestern Corporation (the "Company," "we" or "our"), which will be held at the Sioux Falls Convention Center, 1201 N. West Ave., Sioux Falls, South Dakota, on Tuesday, August 26, 2003, at 2:00 p.m. (Central Daylight Time).

         This is a very important annual meeting. The Company's financial condition has deteriorated, primarily as a result of substantial operating losses in our non-energy subsidiaries and the substantial amount of debt on the Company's balance sheet. In order to address the Company's financial problems, we have developed a turnaround plan, the key elements of which are to: (i) focus on our core electric and natural gas utility businesses; (ii) substantially reduce debt by applying net proceeds from the sale of noncore assets and other means; (iii) reduce operating costs; and (iv) improve internal financial controls and procedures. Commencing in 2005, we face substantial debt reduction payments. Absent the receipt of significant proceeds from the sale of noncore assets, the raising of additional capital or a restructuring of our debt, we will not have the ability to reduce our debt or meet our maturing debt obligations. Even if we are successful in selling some or all of our noncore assets, we will have to restructure our debt or seek new capital. As a result of the Company's current financial condition, the Board of Directors reluctantly determined it necessary to suspend the dividend on common stock and defer interest payments on the Company's publicly traded trust preferred securities.

         The ability to substantially reduce our debt is the key to the success of our turnaround plan. In addition to the sale of noncore assets and other steps we have taken and will take to improve operating performance and preserve cash, the Board believes that reduction of debt will likely require the issuance of additional equity securities, either to raise cash or to exchange for the retirement of outstanding debt. The Company's current Restated Certificate of Incorporation provides for the issuance of only approximately 11.3 million additional shares of common stock, together with 1 million shares of preferred stock and 1 million shares of preference stock, which the Board believes is not an adequate number of authorized shares to effectuate the turnaround plan.


         The Board is asking that stockholders approve, at this annual meeting, a significant increase in the number of shares of authorized common stock, a significant increase in the number of shares of preferred stock and a significant amendment of preferred stock terms, together with other changes to the Restated Certificate of Incorporation, in order to provide NorthWestern with greater flexibility in pursuing its turnaround plan. The Board believes that, unless a new Amended and Restated Certificate of Incorporation is adopted, the Company will not be able to effectuate its turnaround plan. If the Company is unable to effectuate its turnaround plan, it will be required to pursue alternate means of resolving its financial problems, which could include seeking protection under the Bankruptcy Code.


         At the meeting, you will also be asked to consider and vote upon proposals to: (1) elect two Directors in Class III to the Board of Directors of the Corporation; (2) ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003; and (3) transact such other business as properly may be brought before the Company's annual meeting and any adjournment or postponement thereof.


         We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. Your Board of Directors recommends that you vote "FOR" all of these important proposals.

         You can vote in any one of three ways. You can vote online via the Internet, by calling a toll-free telephone number, or by signing and returning the enclosed proxy card in the postage prepaid envelope provided. Instructions for voting by each of these methods are set forth on the proxy card.


         We hope that you can attend the Annual Meeting. The admission ticket enclosed with this Proxy Statement will be required for admission, and you will be required to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the three methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

         Thank you for your continued support of NorthWestern Corporation.


                                                    Very truly yours,
                                                    /s/ Gary G. Drook
                                                    Gary G. Drook
                                                    Chief Executive Officer

         This document is dated July 16, 2003, and is being first mailed to stockholders of NorthWestern on or about July 16, 2003.

                            NORTHWESTERN CORPORATION
                                Corporate Office
                               125 S. Dakota Ave.
                         Sioux Falls, South Dakota 57104


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 26, 2003


July 16, 2003


To the Holders of Common Stock of NORTHWESTERN CORPORATION:


         NOTICE IS HEREBY given that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of NorthWestern Corporation (the "Company") will be held at the Sioux Falls Convention Center, 1201 N. West Ave., Sioux Falls, South Dakota, on Tuesday, August 26, 2003, at 2:00 p.m. (Central Daylight Time) for the following purposes:


         1) To approve amendments to and a restatement of the Company's Restated Certificate of Incorporation in the form attached as Exhibit A to the Proxy Statement, to effect the following,

               a. increase the authorized number of shares of common stock from
                  50 million shares to 250 million shares and reduce the par value of the common stock from $1.75 per share to $.001 per share;

               b. cancel the authorization for, and eliminate the designation of rights, preferences and privileges of, 1 million shares of Cumulative Preferred Stock and 1 million shares of Preference Stock, since all of such shares have been redeemed or repurchased by the Company and cancelled, and authorize 50 million shares of new preferred stock with rights, preferences and privileges to be set by the Board of Directors prior to issuance;

               c. generally update the current Restated Certificate of
                  Incorporation to reflect current Delaware law and bring this important document in line with those of the Company's peer public companies; and

               d. file a revised restated certificate of incorporation with the
                  Delaware Secretary of State reflecting the new amendments in a single document; and


         2) To elect two members of Class III of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2006, and until their successors are duly elected and qualified;


         3) To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003;

         4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.


         The Board of Directors has fixed the close of business on June 27, 2003, as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at the Company's executive offices at 125 S. Dakota Ave., Sioux Falls, South Dakota 57104, for 10 days before the Annual Meeting.


         Your Board of Directors recommends that you vote "FOR" adoption of the amendments to and restatement of the Restated Certificate of Incorporation, "FOR" the nominees for the Board and "FOR" ratification of Deloitte & Touche LLP as the Company's auditors.

         You are encouraged to vote in any one of the three ways available: online via the Internet, by calling the toll-free telephone number, or by signing, dating and returning your proxy card in the enclosed envelope. Instructions for voting by each of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.



                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Alan D. Dietrich
                                        Corporate Secretary



          YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY

                            NORTHWESTERN CORPORATION

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           To be held August 26, 2003



                                                          TABLE OF CONTENTS



                                                                                                                  Page
     -----------------------------------------------------------------------------------------------------------------
Information Concerning Solicitation of Proxies and Voting............................................................1
Proposal 1: Amendment and Restatement of the Certificate of Incorporation  ..........................................3
Proposal 2: Election of Directors............................................................................       13
Proposal 3: Ratification of Independent Auditor ....................................................................15
Meetings of the Board of Directors and Committees...................................................................16
Executive Officers..................................................................................................17
Security Ownership by Certain Beneficial Owners and Management......................................................19
Compensation of Directors and Executive Officers....................................................................20
         Summary Compensation Table.................................................................................21
         Information on Options.....................................................................................22
         Employment Contracts.......................................................................................23
         Retirement Plan............................................................................................24
         Director Compensation......................................................................................26
Audit Committee Report..............................................................................................29
Section 16(a) Beneficial Ownership Reporting Compliance.............................................................30
Certain Relationships and Related Transactions......................................................................30
Performance Graph...................................................................................................31
Exhibit A - Proposed Restated Certificate of Incorporation..........................................................33

                            NORTHWESTERN CORPORATION

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           To be held August 26, 2003


            INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

GENERAL


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, August 26, 2003, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sioux Falls Convention Center, 1201 N. West Ave., Sioux Falls, South Dakota. Copies of this Proxy Statement and the Company's Annual Report will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company's Annual Report, which includes information from its Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, was provided on April 30, 2003 to stockholders of record as of March 10, 2003. A copy of the Annual Report is being provided with this Proxy Statement to stockholders of record as of June 27, 2003, that were not provided with a copy on April 30, 2003. Your attention is directed to the financial statements and Management's Discussion and Analysis in such Annual Report, which provide additional important information concerning NorthWestern.


RECORD DATE; OUTSTANDING SECURITIES

         The voting securities of the Company entitled to vote at the Annual Meeting consist only of shares of common stock. Only stockholders of record at the close of business on June 27, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 37,680,095 shares of NorthWestern's common stock, par value $1.75 per share, issued and outstanding.

REVOCABILITY OF PROXIES

         A stockholder who signs and returns a proxy will have the power to revoke it at any time before it is voted. A proxy may be revoked by: (i) filing with the Company (Attention: Alan D. Dietrich, Corporate Secretary) a written revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) by appearing at the Annual Meeting and electing to vote in person.

VOTING

         Each stockholder is entitled to one vote for each share of common stock held.

SOLICITATION OF PROXIES


         This solicitation of proxies is made by the Company, and all related costs, including expenses in connection with preparing and mailing this proxy, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, in person or by telephone, facsimile or e-mail.

         The Company has retained Georgeson Shareholder Communications Inc. to assist it in the solicitation of proxies. The Company has agreed to pay customary fees charged by Georgeson Shareholder Communications Inc. for its services in soliciting proxies, which are estimated to be $6,500, and has agreed to reimburse Georgeson Shareholder Communications Inc. for reasonable out-of-pocket expenses for these services. Also, NorthWestern will reimburse, upon request, brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock.

QUORUMS; ABSTENTIONS; BROKER NONVOTES


         The Company's Bylaws provide that a majority of all the shares of the common stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

         All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.


         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company or of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The affirmative vote of a majority of outstanding shares entitled to vote at a duly held Annual Meeting is required for approval of Proposal 1: Amendment and Restatement of the Certificate of Incorporation. The affirmative vote of a majority of shares present in person or represented by proxy at a duly held Annual Meeting at which a quorum is present is required for approval of Proposal 3: Ratification of Auditors. For the election of Directors, Proposal 2, the two nominees receiving the highest number of votes "FOR" will be elected as Directors. This number is called a plurality.

         The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum, but such shares will neither be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted: (i) FOR the proposed amendments to the Company's certificate of incorporation; (ii) FOR the election of the two nominees for Directors set forth herein; and (iii) FOR the ratification of the selection by the Board of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003. The form of proxy also confers discretionary authority with respect to any other business properly brought before the Meeting.

         Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the 2003 annual meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker nonvote"). Broker nonvotes will not be counted as votes for, nor the withholding of authority for, the election of directors (Proposal 2), but will have the effect of a vote against all other matters submitted to a vote of stockholders. The Company believes that the tabulation procedure to be followed by the Inspector is permitted by the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.


SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Stockholders who intend to submit a proposal for inclusion in the Company's proxy materials for the 2004 Annual Meeting of stockholders must submit the proposals, together with any supporting statements, to the Corporate Secretary of NorthWestern in order to be eligible for inclusion in the NorthWestern proxy materials for that meeting. Stockholders who intend to present a proposal at the 2004 Annual Meeting are required to provide notice of such proposal to the Corporate Secretary no later than February 5, 2004. A stockholder presenting a proposal must appear in person or through a qualified representative at the 2004 Annual Meeting to present the proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                   PROPOSAL 1:
     AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION


BACKGROUND


         The Company's financial condition has deteriorated, primarily as a result of substantial operating losses in our nonenergy subsidiaries and the substantial amount of debt on the Company's balance sheet. In order to address the Company's financial problems, the Board and management of the Company have developed a turnaround plan, the key elements of which are to: (i) focus on the Company's core electric and natural gas utility businesses; (ii) substantially reduce debt by applying net proceeds from the sale of noncore assets or new securities, exchanging new securities for existing securities and other means;
(iii) reduce operating costs; and (iv) improve internal financial controls and procedures. Commencing in 2005, the Company faces substantial debt reduction payments. Absent the receipt of significant proceeds from the sale of noncore assets, the raising of additional capital or a restructuring of debt, the Company will not have the ability to reduce its debt or meet its maturing debt obligations. Even if the Company is successful in selling some or all of its noncore assets, the Company will have to restructure its debt or seek new capital. As a result of the Company's current financial condition, the Board of Directors determined it necessary to eliminate the dividend on common stock and defer interest payments on the Company's publicly traded trust preferred securities.

         The ability to substantially reduce debt is the key to the success of the Company's turnaround plan. In addition to the sale of noncore assets and other steps the Company has taken and will take to improve operating performance and preserve cash, the Board believes that reduction of debt will likely require the issuance of additional equity securities, either to raise cash or in exchange for the retirement of outstanding debt. The Company's current Restated Certificate of Incorporation provides for the issuance of only approximately
11.3 million additional shares of common stock, together with 1 million shares of preferred stock and 1 million shares of preference stock, which the Board believes is not an adequate number of authorized shares to effectuate the turnaround plan.


         The Board is asking that stockholders approve, at this annual meeting, a significant increase in the number of shares of authorized common stock, a significant increase in the number of shares of preferred stock and a significant amendment of preferred stock terms, together with other changes to the Restated Certificate of Incorporation, in order to provide NorthWestern with greater flexibility in pursuing its turnaround plan. The Board believes that, unless a new Amended and Restated Certificate of Incorporation is adopted, the Company will not be able to effectuate its turnaround plan. If the Company is unable to effectuate its turnaround plan, it will be required to pursue alternate means of resolving its financial problems, which could include seeking protection under the Bankruptcy Code.

THE COMPANY'S TURNAROUND PLAN


         On February 19, 2003, NorthWestern announced the key elements of a turnaround plan intended to strengthen the Company's balance sheet and position it for improved financial performance. The turnaround plan includes the return of the Company's focus to its core electric and natural gas utility business and exploration of the sale or other strategic options for its unregulated businesses, Expanets (a provider of networked communications solutions) and Blue Dot (a heating, ventilation and air conditioning business). The Company's primary goal in its turnaround initiative is the substantial reduction of debt. The Company has incurred a significant amount of debt as a result of the investments it made in Expanets, Blue Dot and CornerStone (a propane distribution company) and its purchase of the electric and natural gas transmission and distribution business formerly owned by The Montana Power Company. At March 31, 2003, the Company had a common stockholders' deficit of $446.4 million and currently has approximately $2.2 billion in debt and trust preferred instruments outstanding. The performance of Expanets and Blue Dot has not met the Company's expectations. It has become increasingly apparent that NorthWestern will never recover its investments in these entities.


         Commencing in 2005, the Company faces substantial debt reduction payments. The Company believes that it will not have the ability to materially reduce its debt or meet significant maturing debt obligations unless it receives substantial proceeds from the sale of noncore assets. The Company is currently investigating the sale of certain of its noncore assets, including Expanets, Blue Dot, the Montana First Megawatts generation project and One-Call Locators, and is seeking to enforce an existing contract to sell certain Colstrip transmission assets to a third party. However, no definitive agreements or arrangements have been entered into to sell any such assets except for the Colstrip transmission business. The Company faces material challenges in selling its nonenergy businesses, which have historically not been cash flow contributors to the organization. Expanets faces challenges with respect to, among other things, economic conditions in the telecommunications market and problems with its Expert system, an enterprise information technology and management system. Blue Dot has defaulted on certain of its obligations under its credit facility and faces material liquidity issues. Blue Dot also faces challenges related to retention of its employees, including key managers, customers and suppliers. In addition, the Company does not intend to make additional significant investments in Blue Dot or Expanets while strategic alternatives for these businesses are explored. The challenges faced by Expanets and Blue Dot present a substantial risk of serious disruption to these businesses and may materially and adversely affect their value. The Company cannot predict whether or when such assets may be sold, or if it can obtain a favorable price or other terms in any such sale.


POTENTIAL ISSUANCE OF ADDITIONAL EQUITY SECURITIES


         Even if the Company is successful in selling some or all of its noncore assets, the Company will have to restructure its debt or seek new capital. In light of the substantial difficulty the Company will face in selling its noncore assets and the absence of any foreseeable improvement in the operating results of the Company's nonenergy businesses, the Board believes that the Company will have to (1) issue new equity securities in exchange for the retirement of outstanding debt or (2) issue additional equity securities for cash that can be used to retire debt. The Company currently has approximately 11.3 million shares of common stock available for issuance, other than upon exercise or conversion of currently outstanding securities. The Board believes that the Company currently has an insufficient number of shares of common stock authorized to effectuate its turnaround plan. The Company has 1 million shares of preferred stock and 1 million shares of preference stock authorized for issuance, but the rights, preferences and privileges of such shares are fixed in the Restated Certificate of Incorporation and may not be changed by the Board without stockholder approval. The Board believes that the Company cannot issue its current authorized preferred stock or preference stock in connection with its turnaround plan because there are an insufficient number of shares available and many of the material terms, which are fixed, do not reflect current market conditions and expectations. The Board has adopted a proposal to amend and restate the Restated Certificate of Incorporation in the form attached to this Proxy Statement as Exhibit A in order to help facilitate the turnaround plan and the continued growth of the Company and to reflect developments in Delaware general corporation law since the date of adoption of the current Restated Certificate of Incorporation.

         The Board believes that the Company will not be able to effectuate its turnaround plan if this proposal is rejected by the stockholders. If the Company fails to execute its turnaround plan and reduce its debt, the Company will be forced to pursue alternate means of resolving its financial problems, which could include seeking to reorganize or liquidate under the U.S. Bankruptcy Code. If that were to occur it is possible that your equity interest in NorthWestern would be eliminated, and you would lose your entire investment in the Company.


         If the stockholders approve the Amended and Restated Certificate of Incorporation, and the Company issues additional equity securities in exchange for debt or to fund the payment of debt, stockholders will experience substantial dilution. No agreements or arrangements with creditors, investors or underwriters have been made for the issuance of securities or retirement of debt.


THE TERMS OF THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


         For your reference, a copy of the proposed Amended and Restated Certificate of Incorporation is attached to this proxy statement as Exhibit A. In summary, the proposed restatement would effect the following:

         (1) Increase the authorized number of shares of common stock from 50 million shares to 250 million shares and reduce the par value of the common stock from $1.75 per share to $.001 per share. The Company currently has only approximately 11.3 million authorized, unreserved shares of common stock available for issuance. Additional shares will be needed to raise additional funds or to exchange for debt in connection with the turnaround plan. Additional shares of common stock could be issued in one or more public or private offerings. Reduction of the par value will give the Company more flexibility in setting the price at which such shares may be issued and will reduce filing and other costs.

         (2) Eliminate the existing Cumulative Preferred Stock and Preference Stock and Authorize 50 million shares of new preferred stock. All of the Company's previously outstanding shares of Cumulative Preferred Stock have been redeemed or repurchased by the Company and cancelled, and no Preference Stock shares have been issued. The Restated Certificate of Incorporation sets many of the material terms of such stock, which cannot be amended without stockholder approval. The Board does not anticipate issuing additional shares of the 1 million authorized shares of Preferred Stock and 1 million authorized shares of Preference Stock and proposes to cancel the authorization for, and eliminate the designation of rights, preferences and privileges of, such shares. The Board seeks, instead, authorization for 50 million shares of preferred stock with terms that can be set by the Board prior to issuance. The availability of new shares of preferred stock, with rights, preferences and privileges to be set by the Board prior to issuance, together with the authorization of additional shares of common stock, will provide the Company with more flexibility in negotiating and structuring potential transactions in furtherance of its turnaround plan. Preferred stock could be issued for cash as a means of obtaining capital or in exchange for debt.

         (3) Generally update the current Restated Certificate of Incorporation. The current Restated Certificate of Incorporation includes several provisions that do not reflect current Delaware law or are either outdated or improper for a public company. The Board seeks to update this important document and bring it in line with those of the Company's peer public companies. The proposed changes would:

               (a) permit the Board to increase or decrease the size of the Board;

               (b) provide that directors to be elected by holders of preferred stock in accordance with the rights, preferences and privileges of such shares, if any, shall not be divided into classes;

               (c) amend the capital stock authorization provisions to allow the number of shares of authorized capital stock to be increased or decreased by a majority vote of stockholders, rather than by separate class vote;

               (d) amend or eliminate provisions that have been superseded by current Delaware corporation law or are no longer appropriate under current Delaware corporation law regarding (A) the purposes of the Company, (B) the lack of preemptive rights, (C) perpetual existence of the Company, (D) private property of stockholders, (E) the description of the business and affairs of the Board, (F) the terms of directors, (G) removal of directors by the Board, (H) location of books and records, (I) participation of interested directors in contracts or transactions with the Company, (J) no written action by stockholders, (K) reorganizations, (L) business combinations involving interested stockholders, and (M) procedures for amendment of the Certificate of Incorporation;

               (e) modernize the provisions regarding the indemnification and other rights and duties of NorthWestern's officers and directors as permitted by Delaware corporation law; and

               (f) amend or eliminate provisions that are more appropriately included in the Company's Bylaws regarding stockholder voting, meeting and notice provisions and procedures and the number of directors.

         (4) Restate the Restated Certificate of Incorporation by incorporating the new amendments into a single document.


         These proposed changes are discussed in further detail below. NorthWestern's original Certificate of Incorporation was filed with the Delaware Secretary of State on November 27, 1923, under the name NorthWestern Public Service Company. NorthWestern previously restated its Certificate of Incorporation on February 12, 1990, and November 1, 2000. The current Restated Certificate of Incorporation was filed on November 9, 2000.

INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK; REDUCTION OF THE PAR VALUE OF SHARES OF COMMON STOCK

Number of Shares Currently Authorized and Available for Issuance

         The authorized number of shares of common stock is currently 50 million shares, approximately 37.7 million of which were issued and outstanding as of the Record Date. In addition, approximately 2.3 million shares are reserved for issuance upon exercise of options, warrants, rights and the conversion of convertible securities. As of such date, the Company has only approximately 11.3 million shares of common stock available for issuance for other purposes. Accordingly, the Board recommends that the authorized number of shares of common stock be increased from 50 million shares to 250 million shares. The number of authorized shares of common stock is set forth in Article 4 of the proposed Amended and Restated Certificate of Incorporation.

Uses of Newly Authorized Shares


         If approved by the stockholders of the Company, such additional authorized shares would be available for future issuance for various corporate purposes at the discretion of the Board and without further authorization by the stockholders (subject to the requirements of applicable law or the listing requirements of the New York Stock Exchange). The increase in authorized shares of common stock is recommended by the Board in order to provide a sufficient reserve of such shares for issuance in (a) public or private offerings as a means of obtaining additional capital to retire debt or (b) public or private exchange offers for debt or other securities of the Company, in each case in connection with the Company's turnaround plan. The reserve of common stock could also be used for the following purposes, without limitation: (i) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (ii) in public or private offerings as a means of obtaining additional capital to strengthen the Company and expand its core utility business; (iii) in connection with the exercise of options, warrants, rights, or the conversion of convertible securities of the Company; (iv) in connection with stock splits and dividends; or (v) with respect to existing or new benefit or option plans or agreements.


Effects of Authorization of New Shares

         If the stockholders approve the proposal to increase the number of authorized shares of capital stock, the additional authorized shares will be part of the existing classes of capital stock and will increase the number of shares of capital stock available for issuance by the Company, but will have no effect upon the terms of the outstanding common stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of common stock will have the same rights and privileges as the shares of common stock currently outstanding.

         If the Company issues additional equity securities, whether in exchange for debt or to fund the payment of debt or for other purposes, stockholders will experience dilution, which dilution may be material, depending on the number of shares issued and the purpose, terms and conditions of the issuance. The issuance of additional shares of common stock may also have a dilutive effect on earnings per share of common stock and on the equity and voting rights of holders of shares of common stock as described above. No agreements or arrangements with creditors, investors or underwriters have been made for the issuance of securities or retirement of debt.

         However, the Board believes that the Company will not be able to effectuate its turnaround plan if this proposal is rejected by the stockholders, and if the Company fails to execute its turnaround plan and reduce its debt, the Company will be forced to pursue alternate means of resolving its financial problems, which could include seeking to reorganize or liquidate under the U.S. Bankruptcy Code. If that were to occur it is possible that your equity interest in NorthWestern would be eliminated and you would lose your entire investment in the Company.

         Holders of shares of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. However, stockholders wishing to maintain their interest may be able to do so through normal market purchases.

Change in Par Value

         "Par value" is a dollar value assigned to shares of stock, which is the minimum amount for which each share may be sold. Historically, the par value of shares had many accounting and tax effects, but it has very limited significance under current Delaware corporation law. There is no minimum or maximum value that must be assigned under Delaware corporation law, and the Board believes that current practice of public companies and NorthWestern's peer companies is to have shares with no or nominal par value. The Fourth Article of the current Restated Certificate of Incorporation sets the par value of the common stock at $1.75 per share. The Board has determined that such par value may restrict the Board's ability to issue shares or options to purchase shares. The Board recommends that the par value per share of common stock be reduced to $.001 to allow the Board greater flexibility in setting the consideration that may be paid for shares of common stock or securities exercisable for or convertible into shares of common stock. In addition, reducing the par value will result in reduced filing fees and other costs. Reducing the par value of the common stock is not related to and should have no effect on the market price of such shares. The proposed par value of the common stock is set forth in Article 4 of the proposed Amended and Restated Certificate of Incorporation.

ELIMINATION OF EXISTING CUMULATIVE PREFERRED STOCK AND PREFERENCE STOCK PROVISIONS AND AUTHORIZATION OF 50 MILLION SHARES OF NEW PREFERRED STOCK

Elimination of Cumulative Preferred Stock and Preference Stock


         NorthWestern currently has no shares outstanding of either its currently authorized 1 million shares of Cumulative Preferred Stock or 1 million shares of Preference Stock of NorthWestern. The Board does not believe that the rights and preferences set forth in the current Restated Certificate of Incorporation for the Cumulative Preferred Stock or Preference Stock reflect current market conditions or expectations. Therefore, the Board does not anticipate issuing any additional shares of Cumulative Preferred Stock or Preference Stock in connection with the turnaround plan.


Description of New Preferred Stock

         The Board recommends that the Restated Certificate of Incorporation be amended to authorize 50 million shares of new preferred stock and that the provisions of the current Restated Certificate of Incorporation authorizing 1 million shares of Cumulative Preferred Stock and 1 million shares of Preference Stock and setting forth the rights and preferences of such stock be eliminated. Any additional preferred shares will be issued pursuant to the new preferred stock authorizing provisions proposed herein, if approved by the stockholders, under terms and conditions that the Board deems appropriate on the date of issuance. The authorization of such preferred stock would permit the Company's Board to authorize and issue preferred stock from time to time in one or more series. Subject to limitations prescribed by law, the proposed amendments to and restatement of the Restated Certificate of Incorporation would expressly authorize the Board, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers (including the power to elect one or more directors), designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company's stockholders.

Uses of New Preferred Stock

         The proposed amendment to create and authorize 50 million shares of new preferred stock will provide the Company with more flexibility in its efforts to reduce debt in connection with its turnaround plan. The terms of the new preferred stock will be set by the Board when negotiating and structuring transactions with potential investors or debt holders to issue preferred stock for cash that may be used to retire debt or exchange preferred stock for outstanding debt, respectively. The new preferred stock will also be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose, which may include issuing preferred stock for cash as a means of obtaining capital for use by the Company for general corporate purposes, or as part or all of the consideration that the Company may be required to pay for acquisitions of other businesses or assets. In any event, if the new preferred stock is approved, stockholders will not, except as may be required by Delaware corporation law or the rules and regulations of the New York Stock Exchange, have the opportunity to approve the Board's designation of preferences and/or issuance of preferred stock either before or after its designation and/or issuance. At this time, however, the Board has no specific plan to issue shares of preferred stock to any particular person or for any particular purpose other than in connection with the reduction of debt in accordance with the turnaround plan. The number of authorized shares of preferred stock is set forth in Article 4 of the proposed Amended and Restated Certificate of Incorporation.

Effects of Authorization of New Preferred Stock


         Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, such as pursuant to a stockholders' rights plan, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to stockholders generally.

         While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of stockholders. The Board is also recommending changing the existing Restated Certificate of Incorporation to eliminate the restrictions contained therein relating to interested stockholder transactions. However, the restrictions on such transactions under Delaware corporation law will still apply.


         The proposed Restated Certificate of Incorporation also provides that if the preferred stockholders have a separate voting right to elect directors, such directors will not be classified unless expressly provided. Regardless of whether such directors, if any, are classified, they would be entitled to participate in all actions of Board and would be entitled to serve until their successors are duly elected and qualified in accordance with the terms of the preferred stock, as may be adopted by the Board, and the Bylaws of the Company.

GENERAL UPDATING OF THE RESTATED CERTIFICATE OF INCORPORATION AND REMOVAL OR AMENDMENT OF INAPPROPRIATE AND UNNECESSARY PROVISIONS

         Several provisions of the current Restated Certificate of Incorporation are now outdated or inapplicable to the Company's current business and capitalization or current Delaware corporation law. The Board recommends that the Restated Certificate of Incorporation be amended and restated to amend or remove the following inapplicable or inappropriate provisions:

Authorization of the Board to Increase or Decrease the Size of the Board of Directors; Elimination of Specific Number of Directors in the Restated Certificate of Incorporation

         The Seventh Article of the current Restated Certificate of Incorporation sets the number of directors of the Company between nine and twelve. The Company's Bylaws similarly provide that the size of the Board shall be no less than nine and no greater than twelve and may be fixed by the Board from time to time. The Board believes that it is in the Company's best interests to include the number of directors in the Bylaws, which may be amended by the Board or a majority of the stockholders, rather than in the Restated Certificate of Incorporation, which may only be amended by action of a majority of the stockholders. Article 5 of the proposed Amended and Restated Certificate of Incorporation provides the Company with greater ease in decreasing or expanding the size of its Board and is permitted by Delaware corporation law.

Amendment of the Authorized Capital Stock Provision

         The Board recommends that Article 4 of the Restated Certificate of Incorporation specifically provide that the authorized number of shares of common stock or preferred stock may be increased or decreased by a majority vote of NorthWestern's stockholders. Without such a provision, under Delaware corporation law the holders of the class of stock to be increased or decreased would have a separate class vote. The Board has determined that a separate class vote is not in the best interests of the stockholders of the Company and was not intended but is a result of the application of current Delaware law.

Update of Director Indemnification and Limitation of Liability Provisions

         The Company's Bylaws require the Company to indemnify its directors and officers to the maximum extent permitted by law. The Board believes that most corporations and virtually all public corporations have mandated in their charters, rather than, or in addition to, their bylaws, the extension of indemnification rights in circumstances in which indemnification would be permissible under Delaware corporation law, and that the failure to consistently provide such indemnification rights will make it difficult to attract and retain qualified directors. The indemnification rights set forth in the Company's Bylaws are not also set forth in the Company's Restated Certificate of Incorporation as is typical with most other public companies, and accordingly, the Board believes it appropriate to include indemnification rights in the Restated Certificate of Incorporation. Article 7 of the proposed Amended and Restated Certificate of Incorporation sets forth detailed provisions regarding indemnification of NorthWestern's officers and directors, all in accordance with Delaware corporation law, including provisions requiring the Company to indemnify directors and officers, permitting the Company to indemnify employees and agents, for any proceedings arising out of such person being a director, officer, employee or agent of the Company or serving in a similar capacity with another entity at the request of the Company, and requiring the advancement of expenses of directors and officers involved in any such proceedings upon receipt of an undertaking to repay such advances if it is later determined such person was not entitled to such advances. Article 7 of the proposed Amended and Restated Certificate of Incorporation permits the Company to purchase insurance for directors, officers, employees and agents and further provides that: (A) any repeal of the applicable sections of the Restated Certificate of Incorporation or applicable provisions of Delaware corporation law will not affect the rights of indemnities existing at a particular time; (B) the indemnification and prepayment of expenses rights are not exclusive; and (C) such rights survive such person no longer being a director, officer, employee or agent. These provisions are substantially similar to the provisions currently in the Company's Bylaws, although the Company has sought to modernize these provisions to be consistent with the indemnification rights extended to officers and directors of other public companies.

         The Eleventh Article of the current Restated Certificate of Incorporation provides that directors would not be liable for breach of their fiduciary duty except in certain enumerated circumstances, which are duplicative of Delaware corporation law. The Board believes that Delaware corporation law provides adequate protection and guidance with respect to limitation of liability for directors and that most public companies as well as many of the Company's peer companies do not expressly set forth such limitation, or the exceptions therefore, in their charter documents, but rely instead on the provisions of Delaware corporation law. Article 7 of the proposed Amended and Restated Certificate of Incorporation provides for limitation of director liability in accordance with Delaware law "as the same exists or may hereafter be amended."

Amendment of Lawful Purposes Provision

         The Third Article of the current Restated Certificate of Incorporation includes an extensive list of corporate purposes, many of which are inconsistent with the Company's operations or plans. The detailed list is unnecessary and limits NorthWestern's business to only those enumerated purposes. Delaware corporation law does not require corporations to list their specific purposes and permits corporations to define their business or purpose in terms of "any lawful act or activity." Article 3 of the proposed Amended and Restated Certificate of Incorporation eliminates the detailed list of corporate purposes and allows "any lawful act or activity" instead.

Elimination of Unnecessary Preemptive Rights Provision

         The Fourth Article of the current Restated Certificate of Incorporation includes a provision that stockholders do not have preemptive rights. Delaware corporation law provides that stockholders do not have preemptive rights unless expressly granted in the certificate of incorporation. Therefore, the current provision is unnecessary, and the Board recommends that it be eliminated.

Elimination of Issuance of Capital Stock and Acceptance of Terms Provisions

         The Fourth Article of the current Restated Certificate of Incorporation includes provisions that the Company may issue stock without stockholder approval for the consideration determined by the Board, and that stockholders are deemed to consent to the terms and provisions of the Restated Certificate of Incorporation by accepting shares of stock. Under Delaware corporation law, the Company may issue authorized stock for the consideration determined by the Board, and stockholders will only receive the rights and privileges attached to their stock as set forth in the then current Restated Certificate of Incorporation. Therefore, these provisions are unnecessary and the Board recommends that they be eliminated.

Elimination of Perpetual Existence Provision

         The Fifth Article of the current Restated Certificate of Incorporation includes a provision that the Company shall have perpetual existence. Delaware corporation law provides that a Delaware corporation has perpetual existence unless otherwise specified in the certificate of incorporation. Therefore, the current provision is unnecessary, and the Board recommends that it be eliminated.

Elimination of Private Stockholder Property Provision

         The Sixth Article of the current Restated Certificate of Incorporation includes a provision that private property of the stockholders is not available to satisfy the Company's debts. Delaware corporation law provides that creditors may not recover the Corporation's debts from the stockholders (except as otherwise provided by law). Therefore, the current provision is unnecessary, and the Board recommends that it be eliminated.

Elimination of Business and Affairs and Board Powers Provisions

         The Seventh Article of the current Restated Certificate of Incorporation includes provisions that confer various specific powers on the Board to manage the business and affairs of the Company. Also, the current Restated Certificate of Incorporation includes provisions that the stockholders have the right to inspect the books and records of the Corporation. Delaware corporation law already specifically addresses these issues, so the powers included in the current Restated Certificate of Incorporation are unnecessary. The Board recommends that these unnecessary provisions be eliminated.

Elimination of Dates for Terms of Office of Directors; Disqualification for Ceasing to be an Executive Officer Added

         The Seventh Article of the current Restated Certificate of Incorporation includes a provision setting forth the specific dates of the terms of office of directors. Those terms of office have expired, and the provision is no longer relevant. Article 5 of the proposed Amended and Restated Certificate of Incorporation includes the relevant provisions that the directors are divided into three classes (with the exception of any director elected by the holders of preferred stock, if any), which shall be as equal in number as possible, and that each director shall serve for three years, which are unchanged from the current Restated Certificate of Incorporation. In addition, the proposed Amended and Restated Certificate of Incorporation includes provisions that any Director who is an executive officer of the Corporation would immediately cease to be a Director upon ceasing to be an executive officer.

Elimination of Removal of Directors By Directors Provision

         The Seventh Article of the current Restated Certificate of Incorporation includes a provision that a director cannot be removed except for cause with the approval of a majority of the directors or a majority of the stockholders. Delaware corporation law provides that a majority of stockholders may remove directors with or without cause, unless the board is classified in which case they may only remove directors for cause (unless the certificate of incorporation provides otherwise). Removal of a director by the Board is not permitted under Delaware corporation law. NorthWestern has a classified Board.
Article 5 of the proposed Amended and Restated Certificate of Incorporation retains the provision that the stockholders may remove directors only for cause and eliminates the provisions allowing removal by the Board.

Elimination of Location of Books and Records, Locations of Meetings and Offices, and Director Residency Provisions


         The Seventh Article of the current Restated Certificate of Incorporation includes provisions regarding the location of books and records, the location of meetings and offices and the residency of the directors. Delaware corporation law does not require a certificate of incorporation to include such provisions, and without such provisions, a corporation may nevertheless keep its books and records outside the State of Delaware, and a director may be a nonresident of the State of Delaware. Consistent with many other public companies, the Board recommends that these provisions be included in Bylaws, and that these unnecessary provisions of the Restated Certificate of Incorporation be eliminated.


Special Stockholder Meetings Provision Added

         Article 6 of the proposed Amended and Restated Certificate of Incorporation includes a provision that special meetings of stockholders may be called by the Board, a Board committee with delegated authority, the Chairman, the CEO or the President, all of which are typical of public companies and are permitted under Delaware corporation law.

Elimination of Interested Director and Interlocking Boards Provisions

         The Seventh Article of the current Restated Certificate of Incorporation provides that in the absence of fraud, a contract or transaction with an interested director would not be invalidated provided the interest was disclosed, and a majority of disinterested directors approved the contract or transaction and there was a quorum of disinterested directors. Delaware corporation law provides that a contract or transaction with an interested director must be approved by a majority of disinterested directors of the board or a committee (even if there is not a quorum of disinterested directors), or a majority of stockholders, or the contract or transaction was fair to the corporation at the time it was approved by a majority of directors, a committee of the board or a majority of the stockholders. The Board believes that the current provisions are unnecessary and pose a risk of conflict with Delaware corporation law, and it is in the best interest of the Company to eliminate the provision in the current Restated Certificate of Incorporation and rely on Delaware statutory provisions.

         The Seventh Article of the current Restated Certificate of Incorporation includes a provision that allows a director to vote on transactions between the Corporation and a subsidiary or affiliate, regardless of whether such director was also a director of such subsidiary or affiliate. The Board has determined that it is in the best interests of the Company and its stockholders to eliminate this provision. The Board will address whether it is appropriate for such "interlocking board" members to vote on transactions after considering all relevant facts, rather than allowing such directors to vote per se.

No Written Action by Stockholders Provision Added

         Article 6 of the proposed Amended and Restated Certificate of Incorporation includes a provision that specifies that all stockholders' actions must be taken at a meeting and not in writing. The current Certificate of Incorporation does not provide for stockholder action by written consent, but the Board believes that the Restated Certificate of Incorporation should specifically state this prohibition.

Update of Reorganization Arrangements Provision

         The Delaware general corporation law references in the Eighth Article of the current Restated Certificate, which provides that 75% of the creditors and stockholders may enter into a binding reorganization agreement, with court sanction, that is binding upon all creditors and stockholders and the corporation, have been updated in Article 8 of the proposed Restated and Amended Certificate.

Elimination of Business Combination With Significant Stockholders Provision

         The Ninth Article of the current Restated Certificate of Incorporation contains provisions which restrict certain transactions involving the Company and certain of its stockholders and are generally referred to as anti-takeover provisions. These provisions require approval of 75% of the outstanding shares of common stock for merger, consolidation and asset sale transactions with interested stockholders (generally a 10% stockholder of the Company or an affiliate of such stockholder), unless such transactions are approved by a majority of the "Continuing Directors," as such term is defined in the current Restated Certificate of Incorporation, in which case a majority common stock vote is required to approve such transactions. The current Restated Certificate of Incorporation also includes detailed provisions regarding the duties of directors in transactions involving interested stockholders.

         Delaware corporation law also contains takeover provisions called "freeze out fair price laws" that apply to companies listed on national exchanges and that have over 2,000 stockholders. These rules prohibit for a period of three years self-dealing transactions between an acquirer of a substantial block of stock and the subject corporation unless, among other reasons, the board approved the transaction by which the interested stockholder acquired its stock or two-thirds of the outstanding voting shares of the corporation approve the transaction. The Board believes that these rules and regulations are substantially similar to the material provisions contained in the current Restated Certificate of Incorporation, but are less restrictive of takeover efforts than the current charter provisions. The Board believes that the provisions contained in the current Restated Certificate are, therefore, unnecessary. The Board recommends that these provisions be eliminated and that the Company rely on the provisions of Delaware corporation law.

Elimination of Amendment of Certificate of Incorporation Provision

         The Tenth Article of the current Restated Certificate of Incorporation includes a provision requiring 75% common stock approval to amend the certificate of incorporation to (a) change the current common stock voting rights, (b) amend certain provisions related to the number of directors and the terms of directors and (c) approve a merger or consolidation of the Corporation with an interested stockholder. However, the supermajority vote provisions do not apply if the amendments are unanimously approved by "Continuing Directors" as such term is defined in the current Restated Certificate of Incorporation. All of the proposed amendments to and restatement of the current Restated Certificate of Incorporation were unanimously approved by the Board, and the Board has determined that all of the members of the Board are deemed to be "Continuing Directors." Therefore, amendment of these provisions does not require a supermajority vote of common stockholders.

         The supermajority voting rights contained in the current Restated Certificate of Incorporation are not mandated by Delaware corporation law and are not typical of public companies. Similar to the proposed amendments described in the preceding section regarding elimination of provisions restricting business combinations with significant stockholders, the Board believes that these provisions are unnecessarily restrictive and recommends that they be eliminated. If the proposed Amended and Restated Certificate of Incorporation is approved by stockholders, further amendment would require approval of a majority of the stockholders.

Elimination of Stockholder Meeting Notice and Other Requirements; Dividend Provision Added

         The Board recommends that certain provisions to the method by which stockholder actions must be taken and the method of giving notice for stockholders meetings be eliminated. Such provisions are included in the Company's Bylaws and are governed by Delaware corporation law.

         The Board also recommends that the proposed certificate include a provision that the holders of common stock shall be entitled to dividends, if, as and when declared by the Board. This is a standard provision that commonly appears in certificates of incorporation and is consistent with stockholders' statutory rights under Delaware corporation law.

RESTATE THE RESTATED CERTIFICATE OF INCORPORATION BY INCORPORATING THE NEW AMENDMENTS INTO A SINGLE DOCUMENT

         Because of the extensive changes that have been proposed to the current Restated Certificate of Incorporation, the Board recommends that the Restated Certificate of Incorporation be amended and restated in full, rather than amended by filing a separate certificate of amendment to incorporate the approved amendments.


         Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. Approval of Proposal 1 will authorize all the proposed amendments to the current Restated Certificate of Incorporation and restatement of the Restated Certificate of Incorporation in the form attached hereto as Exhibit A.


          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT AND
        RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION IN THE
              FORM ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS

         In accordance with NorthWestern's current Restated Certificate of Incorporation and Bylaws, NorthWestern's directors are elected to staggered terms on a classified Board of Directors. The Restated Certificate authorizes three directors in each of Class I, Class II and Class III. Two of the Company's Class III directors, Merle Lewis, the Company's former chief executive officer, and Lionel Nowell, together with a Class II director, Richard Hylland, the Company's former chief operating officer, have resigned since the last annual meeting, Mr. Lewis and Mr. Hylland recently. The remaining members of the Board have appointed a replacement for one of the former Class III directors. At the Meeting, two directors will be elected to Class III of the Board, to hold office for a term of three years, until the Annual Meeting of Stockholders in 2006, and until their successors are duly elected and qualified. In the event a nominee is unable to serve as a director at the time of the Meeting, the shares represented by the proxies may (subject to the limitations described above and in the discretion of the proxy holders) be voted for any nominee who shall be designated by the present Board to fill the vacancy. Those nominees, Chairman of the Board Marilyn R. Seymann and Director Lawrence J. Ramaekers, are presently serving as directors and have consented to be named and to serve if elected. NorthWestern continues to have two additional vacancies on its Board, one in Class II and one in Class III, and the Governance Committee is involved in a search to find qualified candidates to be considered for election to fill those vacancies. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named. Therefore, even if the nominees named herein are elected to serve as directors, the Board will still have two vacancies.

         If a quorum is present at the Annual Meeting, the two nominees receiving the highest number of affirmative votes of the votes cast shall be elected as Directors.


NOMINEES


         The following information is furnished with respect to the two nominees to Class III of the Board for a three-year term expiring in May 2006:



                                                                                                          Director        Age on
Nominee                                        Principal Occupation or Employment                           Since     June  1, 2003
Marilyn R.               Interim Chairman of the NorthWestern Board of Directors since January 2003;        2000            60
Seymann                  President and Chief Executive Officer of M ONE, Inc., a financial services consulting firm, since 1991; Member of the Boards of Directors of Beverly
                         Enterprises, Inc. (NYSE: BEV), a healthcare service provider; and Community
                         First Bankshares, a financial institution.


Lawrence J.              Director since May 2003; Formerly President and Chief Executive Officer            May            65
Ramaekers                (2002-2003) and Chief Restructuring Officer (2001-2002) of ANC Rental             2003
                         Corporation; member of AlixPartners (1982-2000), a turnaround management firm, serving as Chief Executive Officer of United Companies Financial
                         Corporation, Umbro International, Inc., Medical Resources, Inc., Centennial
                         Technologies, Inc., Color Tile, Inc., and Family Restaurants, Inc.




           THE CLASS I AND CLASS II MEMBERS OF YOUR BOARD OF DIRECTORS
             RECOMMENDS A VOTE"FOR" THE ELECTION OF THESE NOMINEES.

CONTINUING DIRECTORS

         The following information is furnished with respect to the other directors in Class I whose terms will expire in May 2004:




                                                                                                                            Age on
                                                                                                              Director     June 1,
Director                                            Principal Occupation or Employment                         Since         2003
-----------------------------  ---------------------------------------------------------------------------- ------------- ----------
Randy G. Darcy...............  Senior Vice President, Operations of General Mills, Inc. (NYSE: GIS) a              1998        52
                               consumer foods company, since 1987.
Gary G. Drook................  Chief Executive Officer of NorthWestern since January 2003; formerly                1998        58
                               President and Chief Executive Officer and Director of AFFINA, The Customer
                               Relationship Company (formerly Ruppman Marketing Technologies, Inc.), a provider of customer services programs, since 1997; formerly President of
                               Network Services (1994-1995) for Ameritech Corporation, a communications services provider.
Bruce I. Smith...............  Attorney and partner in the law firm of Leininger, Smith, Johnson, Baack,           1989        61
                               Placzek, Steele & Allen since 1978.



CONTINUING DIRECTORS

The following information is furnished with respect to directors in Class II whose terms will expire in May 2005:

                                                                                                                             Age on
                                                                                                              Director      June  1,
Director                                            Principal Occupation or Employment                         Since          2003
-----------------------------  ---------------------------------------------------------------------------- ------------- ----------
Jerry W. Johnson.............  Visiting Scholar, Congressional Budget Office, U.S. Congress since                  1994        62
                               June 2002; former Dean Emeritus (2001-2002), Dean and Professor of
                               Economics (1990-2001), School of Business, University of South Dakota;
                               Member of the Boards of Directors of Citibank (S.D.), N.A., Citibank FSB
                               and Citibank USA.
Larry F. Ness................  Chairman and Chief Executive Officer of First Dakota Financial Corp., a             1991        58
                               bank holding company, and of First Dakota National Bank since 1996;
                               formerly Vice Chairman and Chief Executive Officer of that bank (1993-1996).

                                   PROPOSAL 3:
                            RATIFICATION OF AUDITORS


         The Board has selected Deloitte & Touche LLP ("Deloitte"), independent auditors, to audit the financial statements of the Company for the year ending December 31, 2003, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection.

AUDITORS

         Since May 16, 2002, Deloitte has been NorthWestern's independent auditors. Arthur Andersen LLP ("Arthur Andersen"), certified public accountants, were the independent auditors of NorthWestern from 1932 until May 16, 2002. During that time, Arthur Andersen audited NorthWestern's financial statements annually.

         Effective as of May 16, 2002, NorthWestern dismissed Arthur Andersen as its independent auditors. NorthWestern's Audit Committee recommended the dismissal of Arthur Andersen, and the entire Board of NorthWestern participated in and approved such dismissal. Effective as of the same date, NorthWestern engaged Deloitte as its new independent auditors. NorthWestern's Audit Committee recommended this action, which was approved unanimously by its Board. The Board also engaged Deloitte to re-audit the Company's 2001 financial statements.

         The reports of Arthur Andersen on NorthWestern's financial statements for fiscal years 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with NorthWestern's audits for fiscal years 2000 and 2001 and through May 16, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference thereto in their report on the financial statements for such years. During fiscal years 2000 and 2001 and through June 11, 2002, there had been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended). The Company provided Arthur Andersen with a copy of these disclosures and Arthur Andersen provided the Company with a letter addressed to the Securities and Exchange Commission, dated May 16, 2002, stating its agreement with such statements. A copy of Arthur Andersen's May 16 letter was filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2002 reporting the change in certifying accountant.

         During fiscal years 2000 and 2001 and through May 16, 2002, NorthWestern had not consulted with Deloitte regarding either:

         o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on NorthWestern's financial statements, and either a written report was provided to NorthWestern or oral advice was provided that Deloitte concluded was an important factor considered by NorthWestern in reaching a decision as to the accounting, auditing of financial reporting issue; or

         o any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act and the related instructions to Item 304 of Regulation S-K under the Securities Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

         Representatives of Deloitte plan to attend the Annual Meeting and will be available to answer questions and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.


         Audit Fees. For the year ended December 31, 2002, Deloitte billed NorthWestern $3,693,861, for services related to the audit of the Company's 2002 financial statements, re-audit of the 2001 financial statements and review of financial statements included in the Company's Forms 10-Q. For the year ended December 31, 2002, Arthur Andersen did not bill the Company for any audit services.

         Audit Related Fees. For the year ended December 31, 2002, Deloitte billed NorthWestern $591,471 for audit-related fees. Arthur Anderson did not bill NorthWestern for other services related to the performance of the audit of the Company's financial statements and review of financial statements.


         Tax Fees. For the year ended December 31, 2002, Deloitte billed NorthWestern $680,471 for services related to tax compliance, tax advice and tax planning. These services related to the preparation of federal, state and foreign tax returns and other filings and advice related to tax planning strategies. For the year ended December 31, 2002, Arthur Andersen billed the Company $297,920 for such services.

         All Other Fees. For the year ended December 31, 2002, neither Deloitte nor Arthur Andersen billed NorthWestern for services other than those described above. As provided in the Audit Committee charter, the Audit Committee pre-approves all services provided by its independent auditors. The pre-approval process has been in effect since late 2002 and, therefore, the Audit Committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered.

         The Audit Committee has considered the nature and amount of the fees billed by Deloitte and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte's independence.

         THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee, a Compensation Committee, and a Governance Committee whose functions are briefly described below.

         The Board held four regular meetings and ten special meetings during 2002. Each director attended more than 75 percent of the aggregate of the meetings of the Board and of each committee on which he served. Committee members are appointed annually at the Board's regularly scheduled May meeting.

AUDIT COMMITTEE


         The Audit Committee provides oversight of the (i) the financial reporting process, the system of internal controls and the audit process of NorthWestern and (ii) NorthWestern's independent auditors. The Audit Committee also recommends to the Board the appointment of NorthWestern's independent auditors. On February 5, 2003, the Board adopted a new written Audit Committee Charter (the "Audit Charter"). As required by the Audit Charter, each of the members of the Audit Committee is an independent director as defined by NASD Rule 4200(a)(15). The Audit Committee is composed of four nonemployee directors who are financially literate in financial and auditing matters and are "independent" as defined by the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. The members of the Audit Committee are Chairman Jerry W. Johnson, Larry F. Ness, Lawrence J. Ramaekers and Bruce I. Smith. The Company's Board has determined that the Company has at least one audit committee financial expert, as defined in Item 401(h)(2) of Regulation S-K, serving on its Audit Committee. The Audit Committee held fifteen meetings during 2002.


COMPENSATION COMMITTEE


         The Compensation Committee, which consists of Chairman Randy G. Darcy, Marilyn R. Seymann, Larry F. Ness and Lawrence J. Ramaekers, sets general compensation policy for NorthWestern and has final approval power over compensation of executive officers. The Compensation Committee also has final approval power over guidelines and criteria for officers' bonuses and administers NorthWestern's incentive compensation and long-term equity plans. The Board adopted a written Compensation Committee Charter in 2002. The Compensation Committee held five meetings during 2002.

GOVERNANCE COMMITTEE


         The Governance Committee is responsible for identifying individuals to fill vacancies on the Board, recommending nominees to be voted upon at the annual meeting of stockholders, recommending to the Board appointees to serve on committees of the Board and overseeing the development and implementation of NorthWestern's corporate governance policies and code of ethics and providing performance appraisal procedures for the chief executive officer, director qualifications and Board self-evaluation. The Governance Committee is composed of not less than three nonemployee directors. The members of the Governance Committee are Chairman Marilyn R. Seymann, Bruce I. Smith, Jerry W. Johnson and Randy G. Darcy. The Governance Committee held five meetings in 2002.


         The Governance Committee will consider nominees for directors properly recommended by stockholders. A stockholder who wishes to submit a candidate for consideration at the Annual Meeting of Stockholders to be held in 2004 must notify the NorthWestern Corporate Secretary in writing not less than 90 days nor more than 120 days prior to the meeting. The stockholder's written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares of the common stock beneficially owned by the stockholder, and any arrangements or understandings between the nominee and the stockholder. The stockholder must also furnish a statement from the nominee indicating that the nominee wishes and is able to serve as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the persons who served as members of the Compensation Committee of the Board during fiscal year 2002 are officers or employees or former employees of NorthWestern or any of its subsidiaries. No member of the Compensation Committee serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

OTHER DIRECTORS DURING 2002

         In addition to the Directors nominated for reelection, Merle Lewis, the Company's former Chairman and Chief Executive Officer, served as a Director during all of 2002 and until his resignation as a Director as of December 31, 2002, and Richard R. Hylland served as a Director until his resignation as a Director on April 30, 2003. Neither of these individuals has any continuing relationship with the Company.




                               EXECUTIVE OFFICERS
                                                                                                                           Age on
                                                                                                                          June  1,
         Executive Officer                                  Current Title and Prior Employment                              2003
---------------------------------  -------------------------------------------------------------------------------------- ----------
Gary G. Drook....................   Chief Executive Officer since January 2003; formerly President and Chief Executive       58
                                    Officer and Director of AFFINA, The Customer Relationship Company (formerly
                                    Ruppman Marketing Technologies, Inc.), a provider of customer services programs, since 1997; formerly President of Network Services (1994-1995) for Ameritech
                                    Corporation, a communications services provider. Mr. Drook also serves as Chairman of NorthWestern Growth Corporation, Expanets, Inc. and Blue Dot Services Inc.
                                    (each of which are NorthWestern subsidiaries).

Daniel K. Newell.................   Senior Vice President since February 2001; formerly Senior Vice President-Finance        46
                                    (1999-February 2001), Chief Financial Officer (1996-February 2001), and Vice
                                    President-Finance (1995-1999). Mr. Newell also serves as President and Chief
                                    Executive Officer of Blue Dot Services Inc. (since 2001) and as Managing Director and Chief Executive Officer of NorthWestern Growth Corporation (since 1998);
                                    formerly President (1998) and Executive Vice President (1995-1998) of NorthWestern
                                    Growth Corporation. Mr. Newell also is a member of the boards of directors of
                                    NorthWestern Growth Corporation, Expanets, Inc., Blue Dot Services Inc., and
                                    CornerStone Propane GP, Inc.

                                                                                                                           Age on
                                                                                                                          March 1,
Executive Officer                   Current Title and Prior Employment                                                      2003
----------------------------------  ------------------------------------------------------------------------------------- ----------
Eric R. Jacobsen.................   Senior Vice President since February 2002; General Counsel and Chief Legal Officer       47
                                    since February 1999; formerly Vice President (1999-2002); Mr. Jacobsen also serves as Chief Operating Officer of NorthWestern Growth Corporation (since 2001);
                                    formerly Principal and General Counsel of NorthWestern Growth Corporation
                                    (1998-2001). Mr. Jacobsen also is a member of the boards of directors of
                                    NorthWestern Growth Corporation and Expanets, Inc. Prior to joining the Company,
                                    Mr. Jacobsen was Vice President-General Counsel and Secretary of LodgeNet
                                    Entertainment Corporation (1995-1998). Previously Mr. Jacobsen was a partner
                                    (1988-1995) with the law firm Manatt, Phelps & Phillips in Los Angeles, California.


Michael J. Hanson................   President and Chief Executive Officer of NorthWestern Energy division (formerly          44
                                    called NorthWestern Public Service) since June 1998. Prior to joining the Company,
                                    Mr. Hanson was General Manager and Chief Executive Officer of Northern States Power
                                    Company South Dakota and North Dakota in Sioux Falls, South Dakota (1994-1998).


Kipp D. Orme.....................   Vice President and Chief Financial Officer since February 2001; formerly Vice            44
                                    President-Finance (2000-2002); Mr. Orme also serves as Vice President and Chief
                                    Financial Officer of NorthWestern Growth Corporation (since May 1999). Mr. Orme also is a member of the board of directors of Blue Dot Services Inc. and Expanets,
                                    Inc. Prior to joining the Company, Mr. Orme was Vice President-Rental Business
                                    Finance of Thorn Americas, Inc., in Wichita, Kansas (1997-1998), Chief Financial
                                    Officer of Thorn Asia-Pacific in Sydney, Australia (1994-1997).

John R. Van Camp.................   Vice President-Human Resources since October 1999. Prior to joining the Company,         40
                                    Mr. Van Camp was Human Resources Manager of GE Medical Systems (1997-1999), Human
                                    Resources Manager of GE Industrial Systems (1995-1997), Human Resources Manager of
                                    United Technologies Pratt & Whitney (1993-1995).

William M. Austin................   Chief Restructuring Officer since April 2003. Prior to joining the Company, Mr.           57
                                    Austin served as Chief Executive Officer of Cable & Wireless/Exodus Communications
                                    US, Executive Vice President and Chief Financial Officer of Exodus (2001-2002),
                                    Senior Vice President and Chief Financial Officer of BMC Software (1997-2001).

Maurice C. Worsfold..............   Vice President-Audit and Controls since April 2003. Prior to joining the Company,         67
                                    Mr. Worsfold served as vice president and chief financial officer of VimpelCom, a
                                    Moscow, Russia-based telecommunications company (2000-2003), Chief Financial
                                    Officer of Clearwater-Moscow (1999) and Corporate Director Finance of Rostik
                                    Restaurants Ltd.- Moscow (1995-1998).



         The Chief Executive Officer, the Chief Financial Officer, the Secretary and Treasurer are elected annually by the Board. Other officers may be elected or appointed by the Board at any meeting. All officers serve at the pleasure of the Board.

         SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of June 1, 2003, with respect to the beneficial ownership of shares of NorthWestern's common stock owned by the directors, nominees for director, the "Named Executive Officers" of NorthWestern, as described below, and by all directors and executive officers of NorthWestern as a group. Except under special circumstances, NorthWestern's common stock is the only class of voting securities. There are no persons known to NorthWestern who own more than 5% of the outstanding shares of common stock.

         The "Named Executive Officers" include NorthWestern's (a) Chief Executive Officer; (b) its four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal year 2002; and (c) up to two additional individuals for whom such disclosure would have been provided under clause (a) and (b) above but for the fact that the individual was not serving as an executive officer of NorthWestern at the end of fiscal year 2002; provided, however, that no disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

         Accordingly, NorthWestern's Named Executive Officers include (a) Gary
G. Drook, its Chief Executive Officer; (b) Merle D. Lewis, former Chairman and Chief Executive Officer and (c) Richard R. Hylland, former President and Chief Operating Officer, Michael J. Hanson Eric R. Jacobsen, and Daniel K. Newell, the four most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal year 2002 and whose salary and bonus exceeded $100,000.

         Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all the shares of NorthWestern's common stock beneficially owned by them subject to community property laws, where applicable. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the SEC, or based upon the actual knowledge of NorthWestern.


                                                                                      Amount and Nature of
                                                                               ----------------------------------
                                                                                    Beneficial Ownership(1)
                                                                               ----------------------------------
                                                                                           Shares of
                                                                               ----------------------------------
                                                                                          Common Stock                 Percent of
                                                                                        ----------------                 Common
Name of Beneficial Owner                                                               Beneficially Owned                 Stock
----------------------------------------------------------------------------   ----------------------------------  -----------------
Randy G. Darcy..............................................................                                5,811                 *
Gary G. Drook...............................................................                                5,610                 *
Jerry W. Johnson............................................................                               11,326                 *
Larry F. Ness...............................................................                               12,407                 *
Lawrence J. Ramaekers                                                                                           0                 *
Marilyn R. Seymann..........................................................                                4,106                 *
Bruce I. Smith..............................................................                               15,025                 *
Nominee                                                                                                         0                 *
Merle D. Lewis(2)                                                                                         202,079                 *
Richard R. Hylland(3)                                                                                      30,221                 *
Daniel K. Newell............................................................                               32,009                 *
Michael J. Hanson...........................................................                               13,146                 *
Eric R. Jacobsen............................................................                                8,676                 *
All directors and executive officers **.......................................                            399,726                1%


_________________________
*        Less than 1%
** Because they no longer serve as Directors or Officers for NorthWestern, neither Mr. Lewis' shares nor Mr. Hylland's shares are included in this total.


(1) Shares shown represent both record and beneficial ownership, including shares held in the team member's (employee's) account with the Trustees of NorthWestern's Employee Stock Ownership Plan ("ESOP") and in various plans (NorthWestern's 401(k) Retirement Plan, Supplemental Variable Investment Plan, and Team Member Stock Purchase Plan, collectively the "Team Member Savings Plans"). Mr. Hanson's shares include 4,316 shares in an Individual Retirement Account. The address of each person is 125
         S. Dakota Ave., Sioux Falls, SD 57104.


(2) Mr. Lewis retired as Chairman and Chief Executive Officer as of December 31, 2002.

(3) Mr. Hylland resigned as President and Chief Operating Officer and as a member of the Board, effective April 30, 2003.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company is required by the SEC to disclose compensation earned during the last three fiscal years by (i) the Company's Chief Executive Officer;
(ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 2002; and (iii) up to two additional individuals for whom such disclosure would have been provided under clause (i) and (ii) above but for the fact that the individual was not serving as an executive officer at the end of fiscal 2002; provided, however, that no disclosure need be provided for any executive officer, other than the Chief Executive Officer, whose total annual salary and bonus does not exceed $100,000.


         Accordingly, the following sections disclose information regarding compensation earned during the last three fiscal years by (i) Merle D. Lewis, the Company's former Chief Executive Officer; and (ii) Richard R. Hylland, Michael J. Hanson, Eric R. Jacobsen and Daniel K. Newell, the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 2002 and whose salary and bonus exceeded $100,000. All of these officers are referred to in this Proxy Statement as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation earned during the fiscal years indicated for services in all capacities by the Named Executive Officers in 2002:



                                                                                  Awards
                                                                                (Securities          LTIP           All Other
                                                                   Bonus         Underlying        Payouts       Compensation(4)
Name and Principal Position                 Year     Salary ($)     (1)($)      Options)(2)         (3)($)             ($)
---------------------------------------- --------- ------------- ----------- ----------------- -------------- ----------------------
Merle D. Lewis                              2002      786,000            0         295,000(5)        321,712                  57,918
Former Chairman and Chief                   2001      786,000      150,000         177,511(5)      1,284,746                  58,680
Executive Officer (5)                       2000      734,208      247,000         278,442(5)         80,676                  57,764
Richard R. Hylland                          2002      550,583            0            154,600        130,562                  32,080
Former President and Chief                  2001      511,000      100,000             86,469        925,537                  30,044
Operating Officer                           2000      483,042      158,000            119,827         30,129                  28,495
Michael J. Hanson                           2002      345,833      540,000             29,000              0                  14,063
President and CEO of NorthWestern           2001      323,750      635,914              9,000              0                  19,684
Energy division                             2000      293,583      390,370              8,035              0                  19,319
Eric R. Jacobsen                            2002      304,791      400,000             44,000              0                  16,447
Senior Vice President, General              2001      280,416      150,000             28,000        430,757                  17,491
Counsel and Chief Legal Officer and         2000      257,042       44,189             32,831              0                  13,465
Chief Operating Officer of
NorthWestern Growth Corp.
Daniel K. Newell                            2002      354,000            0             36,000         42,979                  19,541
Sr. Vice President; President and           2001      347,333       80,000             44,500        861,346                  21,600
CEO of Blue Dot Services, Inc. and          2000      311,917      118,000             39,481              0                  19,170
Managing Director and CEO of
NorthWestern Growth Corp.


_________________________
(1) The amounts in this column are cash awards pursuant to NorthWestern's annual incentive plans, which are described under the "Report on Executive Compensation" which were earned in the year shown and paid in the following year.

(2) For 2000 and 2002 for all named executives, and for Mr. Hanson, Mr. Jacobsen, and Mr. Newell, in 2001, these awards are solely incentive stock options. For Mr. Lewis and Mr. Hylland in 2001, the awards included 155,000 and 75,500 incentive stock options, and 22,511 and 10,969 restricted stock awards, respectively, with the restricted stock awards accruing quarterly dividends as declared. As of December 31, 2002, Mr. Hylland's restricted stock award was valued at $64,904. As explained above, the restrictions on Mr. Lewis' restricted stock award shares were removed as part of his retirement agreement.


(3) For 2000 and 2002, the amounts in this column represent the cash payouts from NorthWestern's former phantom stock long-term incentive compensation plan at the end of the five-year periods following the dates of the awards. The payout in 2002 represents the last phantom stock units held under this former long-term incentive plan. For 2001, the amounts represent such former phantom stock plan payouts for Messrs. Lewis, Hylland, and Newell in the following amounts: Lewis, $146,695; Hylland, $95,161; and Newell, $30,970, with the remainder of the 2001 distributions for those three executives and the distribution for Mr. Jacobsen representing vested interests in the former NorthWestern Growth Corporation private equity plan, which was terminated in March 2003.

(4) The amounts in this column include NorthWestern's contributions on behalf of the named executive officers to the Team Member Savings Plans and to the ESOP as well as the amounts paid by NorthWestern with respect to life insurance for the benefit of the executives. For the executives named in this table, for 2002 such amounts under the Team Member Savings Plans, ESOP, and life insurance under the NorthWestern term life and Family Protector Plan, respectively, were as follows: Mr.
         Lewis: $25,466, $27,490 and $4,962; Mr. Hylland: $17,954, $9,073 and
         $5,053; Mr. Hanson: $7,656, $1,746 and $4,661; Mr. Jacobsen: $10,501,
         $1,558 and $4,388; and Mr. Newell: $12,121, $2,999 and $4,421.


(5) Mr. Lewis retired, effective December 31, 2002. All ISOs and NQSOs granted to Mr. Lewis were forfeited as part of the terms of his retirement agreement, described elsewhere in this Report.


                                                       INFORMATION ON OPTIONS

                                                  Option Grants in Last Fiscal Year




                                                       Individual Grants                            Potential Realizable Value
                               ----------------------------------------------------------------       at Assumed Annual Rates
                                     No.            Percent of                                      of Stock Price Appreciation
                                of Securities     Total Options                                        for Option Term(3)($)
                                  Underlying        Granted to      Exercise or                 ------------------------------------
                                   Options           Employees       Base Price     Expiration     At 5% ($35.66     At 10% ($56.66
Name                             Granted (#)      in Fiscal Year     ($/Sh)(2)         Date        Stock Price)       Stock Price)
------------------------------ ---------------------------------------------------------------- ------------------ -----------------


Merle D. Lewis................          295,000               37.5          20.70            (4)                 0                0
Richard R. Hylland............          154,600               19.7          20.70       2/6/2012         5,216,204        8,288,106
Michael J. Hanson.............           29,000                3.7          20.70       2/6/2012           978,460        1,554,690
Eric R. Jacobsen..............           44,000                5.6          20.70       2/6/2012         1,484,560        2,358,840
Daniel K. Newell..............           36,000                4.6          20.70       2/6/2012         1,214,640        1,929,960

_________________________

(1) All options granted in 2002 become exercisable in annual cumulative installments of 25%, commencing on the first anniversary of the date of grant, with full vesting occurring on the fourth anniversary date of the grant. Vesting is accelerated in the event of a change in control of NorthWestern.

(2) All options were granted at market value (the closing price of the common stock on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal) on the date of grant.


(3) The hypothetical potential gains (reported net of exercise price) are based entirely on assumed annual growth rates of 5% and 10% of the exercise price of the underlying NorthWestern's common stock over the 10-year life of the options (which would equal a total increase in stock price of 63% and 159%, respectively), rather than on the actual market price of the common stock. The exercise price of the underlying common stock is $20.70 per share and the market price of the common stock at June 22, 2003, was $2.22 per share. These assumed rates of growth are mandated by rules of the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock price.


(4) All ISOs and NQSOs granted to Mr. Lewis were forfeited as part of the terms of his retirement agreement, described elsewhere in this Report.



                                                    Fiscal Year-End Option Values


                                                                       Number of
                                                                 Securities Underlying                 Value of Unexercised
                                                                Unexercised Options at                In-the-Money Options At
                                                                  Fiscal Year-End (#)                 Fiscal Year-End (1)($)
                                                        ----------------------------------------------------------------------------
Name                                                        Exercisable       Unexercisable       Exercisable       Unexercisable
------------------------------------------------------  ------------------- ------------------ -------------------- ----------------
Merle D. Lewis........................................                0(2)                0(2)                 0                 0
Richard R. Hylland....................................              47,968             407,962                 0                 0
Michael J. Hanson.....................................               5,811              51,841                 0                 0
Eric R. Jacobsen......................................                 833             126,872                 0                 0
Daniel K. Newell......................................              19,293             146,567                 0                 0


_________________________

(1) Represents the difference between $5.08 (the closing price of the Common Stock on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal for the close on December 31, 2002) and the option exercise price.

(2) All ISOs and NQSOs previously held by Mr. Lewis were forfeited as part of the terms of his retirement agreement, described elsewhere in this Report.

EMPLOYMENT CONTRACTS


         A number of executives, including Messrs. Hanson, Jacobsen and Newell, have comprehensive employment agreements. Mr. Hanson's agreement was entered into on March 1, 2001, and terminates on the last day of February 2005. Mr. Hanson is entitled to receive a base salary that is subject to annual increases based on a median of comparable companies and a discretionary bonus. Mr. Hanson is also eligible to participate in NorthWestern's annual short-term cash incentive plans and long-term cash and stock incentive plans tied to the success of the organization. These long-term incentive plans include, among other things, options to purchase shares of NorthWestern common stock and the right to participate in a plan tied to the performance of NorthWestern Energy. The Northwestern Energy long-term incentive plan enables participants to receive long-term compensation based on increased value in the Northwestern Energy division resulting from improvements in operating income, with one-half of the award subject to the performance of NorthWestern common stock over the plan period. The Board designates each participant's participation percentage. The value of plan awards, if any, will be paid in three installments during the first quarter of each of the years 2005, 2006 and 2007 following the close of the books for each preceding fiscal year. Upon an earlier termination of employment, plan participants will be entitled to receive all vested benefits under the plan. Plan participants' interest in the plan vest quarterly over the four year period ending December 31, 2005. Mr. Hanson is also entitled to participate in NorthWestern benefit plans available to executives, including, among other things, health, retirement, disability and life insurance benefits as well as an automobile allowance. The agreement provides for the payment of accrued salary and termination benefits if Mr. Hanson's employment is terminated by NorthWestern for any reason other than Cause, due to his death or by him due to a "fundamental change." A fundamental change generally occurs if there is a diminution in Mr. Hanson's responsibilities or compensation, NorthWestern relocates its primary offices more than 30 miles or there is a change in control or major transaction involving NorthWestern (each as defined in the agreement). The termination benefits include a lump sum payment equal to (1) the sum of (a) base salary, (b) the higher of either Mr. Hanson's most recent bonuses and short-term incentive awards or the average of such bonuses and awards over the preceding three calendar years and (c) the higher of either the value of Mr. Hanson's most recent options, long-term incentive awards or the average value of such options and awards over the preceding three calendar years, multiplied by
(2) the remaining term of the agreement. The termination benefits also include lump sum payments equal to the fair market value of Mr. Hanson's interests under NorthWestern's benefit plans. Mr. Hanson has the right to defer receipt of certain of these termination benefits rather than receiving them as a lump sum. All equity awards granted to Mr. Hanson accelerate in full upon termination of the agreement (other than for Cause) and remain exercisable in accordance with their terms. NorthWestern has agreed to make gross-up payments to Mr. Hanson to the extent that termination benefits would be subject to the excise tax on excess "parachute payments" following a change of control. The termination benefits under these agreements are to be provided regardless of whether Mr. Hanson is able to obtain other employment. The agreement contains provisions requiring Mr. Hanson to maintain the confidentiality of NorthWestern proprietary information and restricts Mr. Hanson from competing with NorthWestern or soliciting NorthWestern employees, suppliers and customers for a period of two years following termination. NorthWestern has agreed, pursuant to the agreement, to indemnify Mr. Hanson to the fullest extent permitted by law.

         Messrs. Jacobsen and Newell entered into employment agreements as of March 1, 2001. Mr. Jacobsen's agreement terminates on the last day of February 2004. Mr. Newell's agreement terminates on the last day of February 2005. Messrs. Jacobsen and Newell are entitled to receive a base salary that is subject to annual increases based on the median of comparable companies and a discretionary bonus. They are also eligible to participate in NorthWestern's annual short-term cash incentive plans and long-term cash and stock incentive plans tied to the success of the organization. These long-term incentive plans include, among other things, options to purchase shares of NorthWestern common stock. Mr. Jacobsen also participates in the NorthWestern Energy long-term incentive plan. They are also entitled to participate in NorthWestern benefit plans available to executives, including, among other things, health, retirement, disability and life insurance benefits as well as an automobile allowance and country club dues. The agreements provide for the payment of accrued salary and termination benefits if employment is terminated by NorthWestern on substantially the same terms as described above for Mr. Hanson's agreement. The agreements contain provisions requiring them to maintain the confidentiality of NorthWestern proprietary information and restricts them from competing with NorthWestern or soliciting NorthWestern's employees, suppliers and customers for a period of two years following termination. NorthWestern has agreed, pursuant to the agreement, to indemnify each of Messrs. Jacobsen and Newell to the fullest extent permitted by law.

         The total remaining obligation under employment agreements in the ordinary course, excluding a change in control, with Messrs. Hanson, Jacobsen and Newell are approximately $1.8 million, $0.7 million and $1.9 million, respectively.


         Merle Lewis retired from his employment with the Company and its subsidiaries and affiliates and resigned as the Company's Chief Executive Officer and Chairman and from all trustee, administrator or similar positions in which he served on behalf of the Company or any of its subsidiaries or affiliates, effective December 31, 2002. Mr. Lewis concurrently resigned as a member of the Board, and as an officer and director of each of the Company's subsidiaries and affiliates (other than as a member of the board of directors of CornerStone Propane G.P., Inc.) for which he served. In connection with his retirement, Mr. Lewis entered into a retirement agreement with the Company and terminated the Comprehensive Employment Agreement and Investment Program, dated June 1, 2000, which was scheduled to expire February 28, 2006. Under the Retirement Agreement, Mr. Lewis received the following, which total an aggregate of approximately $3.5 million: (1) a cash severance payment, the equivalent of one year's base salary and target annual incentive compensation for a total of $1,711,000, (2) a cash payment of $73,000 from the Company, representing his interest in the 1998 NorthWestern Energy Corporation Equity Ownership Incentive Plan, (3) full vesting of the 22,511 shares of restricted stock granted to him on March 1, 2001, originally scheduled to vest on February 4, 2005 (and all additional shares purchased with dividends declared thereon) under the Company's Stock Option and Incentive Plan (as amended on January 16, 2001), (4) payments of $500 per month until age 65 toward the cost of retiree health insurance, (5) retention of the company-provided leased automobile through the end of the such lease at an estimated cost of $1,000 per month, and (6) age and service credits toward benefit determination in NorthWestern's qualified and nonqualified pension plan as if he were to continue to be employed through June 30, 2006, the value of which is approximately $1.7 million on a present value basis as determined by NorthWestern's actuaries. Based upon Mr. Lewis' years of service, and the benefit elections he made under the provisions of the NorthWestern Pension Plan and Supplemental Executive Retirement Plan, with the enhanced pension benefit, Mr. Lewis began in January 2003 to receive a pension benefit of $29,470 per month. The Company agreed to insure the payment of such subsidy in the event of a change of control of the Company by obtaining a letter of credit or other financial instrument.

         Mr. Lewis waived or cancelled all other rights or interests he may have had under the Stock Option and Incentive Plan, including all vested and unvested incentive stock options, nonqualified stock options and phantom stock units (including all dividends accrued thereon) granted to him under the plan. Mr. Lewis waived all of his rights and interests in the Company's short-term and long-term disability insurance coverages, term life insurance coverages and annual incentive plans for 2002. He also waived his rights and interests in the equity ownership incentive plans of NorthWestern Growth Corporation, NorthWestern Services Group, Inc., NorthWestern Public Service, NorthWestern Services Corporation, and NorCom Advanced Technologies, Inc. and assigned his rights in the membership interests of NorthWestern Capital Partners, LLC, a Delaware limited liability company, to the Company. Mr. Lewis retained all benefits vested or earned as of the date of his retirement in the Company's benefit and retirement plans in which he participated (and he waived all post retirement vesting or interests), and the Company agreed to subsidize his pension benefit payments such that his pension benefit will be calculated as if Mr. Lewis' term of service or employment with the Company terminated on June 30, 2006, notwithstanding the actual date of retirement and regardless of the date of payment of such benefits.

         Mr. Lewis released the company and its affiliates and subsidiaries and their agents from all known and unknown claims that he may have in connection with his employment with the Company or as a stockholder of the Company, other than (a) his right to enforce the retirement agreement, (b) any rights or claims that arise after the date of his retirement, and (c) any claims for indemnification from the Company or any claims under the Company's Directors and Officers insurance policies, in either case, for actions or omissions in his capacity as an officer or director of the Company.


         Mr. Hylland had an employment agreement similar to that described above for Mr. Hanson. Effective April 30, 2003, Mr. Hylland tendered his resignation to NorthWestern, asserting that there has occurred a fundamental change in connection with his employment under his employment agreement. NorthWestern has disputed that a fundamental change has occurred.

RETIREMENT PLAN

         NorthWestern has two retirement plans, with one applicable to its Montana NorthWestern Energy team members and one applicable to its South Dakota and Nebraska NorthWestern Energy and all NorthWestern Corporation team members. All of the named executives participate in the latter plan. For that plan, effective January 1,

2000, NorthWestern offered its team members two alternatives with regard to its retirement plan. A team member could convert his or her existing accrued benefit from the existing plan into an opening balance in a hypothetical account under a new cash balance formula, or that team member could continue under the existing defined benefit formula. All team members hired after January 1, 2000, participate in the cash balance formula. The beginning balance in the cash balance account for a converting team member was determined based on the team member's accrued benefit, age and service as of January 1, 2000, 2000 eligible pay, and a conversion interest rate of 6%. Under the cash balance formula, a participant's account grows based upon (1) contributions by NorthWestern made once per year, and (2) by annual interest credits based on the average Federal 30-year Treasury bill rate for November of the preceding year (6.15% for 2000). Contribution rates were determined on January 1, 2000, based on the participant's age and years of service on that date. They range from 3%-7.5% (3% for all new team members) for compensation below the taxable wage base and are doubled for compensation above the taxable wage base. Upon termination of employment with NorthWestern, a team member, or if deceased, his or her beneficiary, receives the cash balance in the account paid in a lump sum or in other permitted annuity forms of payment.

         To be eligible for the retirement plan, a team member must be 21 years of age and have worked at least one year for NorthWestern, working at least 1,000 hours in that year. Nonemployee Directors are not eligible to participate. Benefits for team members who chose not to convert to the cash balance formula will continue to be part of the defined benefit formula, which provides an annual pension benefit upon normal retirement at age 65 or earlier (subject to benefit reduction). Under this formula, the amount of the annual pension is based upon average annual earnings for the 60 consecutive highest paid months during the 10 years immediately preceding retirement. Upon retirement on the normal retirement date, the annual pension to which an eligible team member becomes entitled under the formula amounts to 1.34% of average annual earnings up to the Covered Compensation base plus 1.75% of such earnings in excess of the Covered Compensation base, multiplied by all years of credited service.


         The named executives also participate in a supplemental excess retirement plan related to both of the pension formulas, which provides benefits based on those formulas but with respect to compensation, which exceeds the limits under the Code. In addition, NorthWestern has agreed to assure Mr. Hanson a pension benefit equivalent to that which would be provided by the Retirement Plan if he were given credit for his 17 years of prior service with another utility company in addition to his years of service with NorthWestern. As a result, he was credited with those additional years of service under the supplemental excess retirement plan.


         Assuming the remaining named executives reach the normal retirement age of 65, the projected annual life annuity benefits for the named executives would be: Mr. Hanson, $156,773; Mr. Jacobsen, $54,336; Mr. Newell, $97,279. In 2002,
the cash balance accounts for the named executive officers, other than Mr. Lewis, were as follows: Mr. Hanson $355,290; Mr. Jacobsen $60,693; and Mr. Newell $160,005.


OTHER BENEFITS


         NorthWestern currently maintains a variety of benefit plans and programs, which are generally available to all NorthWestern team members, including executive officers, such as the 401(k) Retirement Plan under which a team member may contribute up to 20% of his or her salary subject to the Internal Revenue Service contribution limits (with NorthWestern matching up to 3 1/2% of the first 6% contributed by the team member), term life long-term disability plan, and other general employee benefits such as emergency personal leave and educational assistance. In May 2003, the Board of Directors terminated the NorthWestern Employee Stock Purchase Plan, the NorthWestern Team Member Stock Purchase Plan, the Family Protector Plan (which provided supplemental life insurance coverage), and the Supplemental Variable Investment Plan (a nonqualified supplemental 401(k) plan available to the extent participation in the 401(k) was limited by the Internal Revenue Code).


Salary Continuation Plan


         NorthWestern has had two nonqualified salary continuation plans for directors and selected management team members. Under the Supplemental Income Security Plan (the "SISP") and the Montana Power Company Benefits Restoration Plan for Senior Management Executives (the "BRP"), selected management team members, and in the case of the SISP, nonemployee directors, were provided with certain amounts of salary continuation in the event of death before or after retirement or, in the alternative, certain supplemental retirement benefits in lieu of any death benefits after age 65 (age 55 for the BRP). No active team members are participants in the BRP. In May 2003, the Board of Directors amended the SISP to permit vested participants the option of continuing the current vested benefits level or taking a present value lump sum distribution, based upon the death benefit, with a cap of $200,000 per participant, and a refund of individual contributions to all nonvested participants.

The BRP was amended to permit participants the option of continuing in the Plan or receiving a present value lump sum distribution. No new participants will be included in these plans.

DIRECTOR COMPENSATION


         Nonemployee Directors annually receive 1,200 shares of common stock of NorthWestern, are paid $2,500 each quarter for serving on the Board, and receive an attendance fee of $4,000 for attendance at each regular or special meeting of the Board. Directors are also paid $1,700 for each meeting of a committee on which such director serves and $500 for each quarter during which they serve as chairman of a committee of the Board. Directors receive one-half of the meeting fee for telephonic conference board or committee meetings. In addition, nonemployee directors received stock options for 4,000 shares of common stock in 2002. Directors who are also officers are not separately compensated for services as a director on NorthWestern's Board.


         Directors may elect to defer receipt of their cash compensation as directors until they cease to be directors. The deferred compensation may be invested in (1) an account which earns interest at the same rate as accounts in the team member savings plan or (2) a deferred compensation unit account in which the deferred compensation is converted into deferred compensation units on the basis that each unit is at the time of investment equal in value to the fair market value of one share of NorthWestern's common stock, sometimes referred to as "phantom stock units." Additional units based on the dividends paid on NorthWestern's common stock are added to the director's deferred compensation unit account. Following the director's retirement, the value of the deferred compensation is paid in cash to the former director within a period of five years.

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") of the Board furnishes the following report on executive compensation to the stockholders of NorthWestern.

PROCEDURES AND POLICIES


         The Committee, which is comprised entirely of nonemployee directors, has overall responsibility to nominate persons to serve as executive officers of NorthWestern and to review and to approve annual and long-term compensation plans and awards for the members of the Board and for the executive officers. The Committee also reviews and recommends to the full Board any benefit plans for officers and team members. The Compensation Committee Charter is reviewed at least annually.

         In 2002, the Committee has engaged Towers Perrin, a compensation and benefits consulting firm, to assess the current executive officer compensation plans and employment protections for NorthWestern and to offer recommendations that would support NorthWestern's short-term and long-term business strategy. Towers Perrin representatives interviewed the members of the Board, compared the compensation of NorthWestern's executive officers and directors to comparable companies, and presented their findings to the Committee. The Board has implemented various recommendations from the Towers Perrin analysis which are designed to align stockholder and executive officer interests; to compensate executives for improvement in NorthWestern's performance; to focus on long-term performance and the creation of stockholder value; and to attract and retain key executives and other key team members.


         The Committee has approved a compensation program which positions total direct executive compensation (including base salary, annual incentives and long-term incentives) at between the median and 75th percentile based on benchmarking of comparable companies in the energy industry when performance is consistent with that comparative group and which includes stock ownership guidelines. In addition to utilizing external benchmarking as a guidepost, any adjustments to base salary levels or incentive targets and payments of incentives for executive officers are based on assessment of individual officer performance and require Committee approval. Each officer minimally receives a formal performance assessment and review on an annual basis; such assessment is based on the achievement of specific individual and department goals and the degree to which it is determined the officer has contributed to the achievement of NorthWestern's overall goals.

         Section 162(m) of the Internal Revenue code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officer and the four other most highly compensated executive officers unless certain tests are met. The Committee's general objective is to design and administer NorthWestern's compensation programs in a manner that will preserve the deductibility of compensation payments to executive officers but also will consider such programs in light of the importance of achieving NorthWestern's compensation objectives discussed above.

BASE SALARY

         Base salary levels are reviewed annually and are generally targeted within a range around the median of the comparative group with adjustments based on individual officer performance and market data.


         In determining Mr. Lewis' salary for 2002 as Chairman and Chief Executive Officer, the Committee considered the recommendations of the Mercer study, Mr. Lewis' individual performance, and his contributions to the long-term success of the organization. The Committee also continued to utilize, throughout 2002, a formal chief executive officer evaluation process first initiated in 1997. In particular, the Committee considered Mr. Lewis' efforts in defining and leading NorthWestern's strategic focus on the energy and communications industries; building a common culture emphasizing initiative and customer service; working toward a more consolidated entity to share support resources in a cost-effective manner; leading NorthWestern's efforts toward a significant growth in its natural gas and electric business through the successful acquisition of The Montana Power Company's transmission and distribution business; and leading efforts to raise capital to implement NorthWestern's strategic plans. Mr. Lewis' base annual salary had previously been established at the median for the comparative group, and similar factors had previously been used to determine the base annual salary of the other named executive officers whose base salaries were established at or near the median for the comparative group. During 2002, base salaries for Mr. Lewis and the named executives were not increased or were increased very modestly.

         As he became Chief Executive Officer in January 2003, Mr. Drook's compensation included a base salary of $565,000. He also received a cash payment, upon assumption of the duties as Chief Executive Officer, of $600,000 which must be repaid in full to NorthWestern should he serve less than 12 months in that position, and for which $250,000 must be repaid to NorthWestern should he serve less than 24 months in that position. In addition, NorthWestern agreed to provide the use of the Company aircraft for a period of 12 months for Mr. Drook to commute to the NorthWestern office from his home.


ANNUAL INCENTIVE COMPENSATION


         The philosophy for all NorthWestern incentive compensation plans is to provide rewards when financial objectives are achieved, and to provide reduced or no benefits when the objectives are not achieved. These objectives are designed to further NorthWestern's goals and to increase stockholder value.


         The NorthWestern Board has adopted an annual incentive plan, known as the NorthWestern Performance Plan (the "Performance Plan"), which has been broadened to include team members at many levels of NorthWestern. The purpose of the Performance Plan is to motivate and reward outstanding performance by NorthWestern team members in meeting short-term goals that support long-term objectives important to NorthWestern's success. The Performance Plan defines specific financial performance objectives for the business, the achievement of which fund a "pool" of incentive dollars to be allocated to the participants. The allocation of the "pool" (if any) to individual team members is determined based on individual performance. On at least an annual basis, the eligible team member's achievement is assessed against previously established individual goals, and any available "pool" is allocated based on the individual's annual appraisal and according to a performance assessment matrix including the following levels: outstanding, exceeds expectations, meets expectations, needs improvement, and unsatisfactory. The Committee determines incentive targets and any awards to executive officers. For performance in 2002, awards for Mr. Hanson and Mr. Jacobsen were discretionary awards approved by the Committee based on the performance of NorthWestern Energy. No other awards were made to executive officers in 2003, based on 2002 performance.

LONG-TERM INCENTIVE COMPENSATION

         As a complement to NorthWestern's annual incentive plans, the Board has determined that long-term incentive programs that tie executive compensation to increases in stockholder value are important. The Board and the stockholders of NorthWestern have previously adopted the NorthWestern Stock Option and Incentive Plan (the "Plan") to assist in accomplishing this goal by strengthening the link between compensation and the market value of NorthWestern's stock. The Plan is intended to recognize the contributions made to NorthWestern by its team members, to provide such persons with additional incentive to devote themselves to the future success of NorthWestern, and to improve the ability of NorthWestern to attract, retain and motivate individuals upon whom NorthWestern's future growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in NorthWestern through receipt of options to acquire NorthWestern's common stock. Similarly, the Plan is intended as an additional incentive to directors who are not team members of NorthWestern to serve on the Board and to devote themselves to the future success of NorthWestern. Options granted under the Plan to team members may be incentive stock options ("ISOs") within the meaning of
Section 422(b) of the Internal Revenue Code, may be options not intended to be ISOs (or "NQSOs"), or may be other types of long-term incentives, such as restricted stock awards, stock appreciation rights, and phantom stock units (collectively, "Options"). In 2002, executive officers received grants of ISOs and NQSOs. Options granted to directors who are not team members of NorthWestern are NQSOs. As he became Chief Executive Officer in January 2003, Mr. Drook received grants of 233,333 shares of restricted stock, 61,224 ISOs, and 274,419 NQSOs, all based upon a per share price of $4.90 per share. For any shares acquired under these grants, which vest in equal installments over a three year period, the shares must be held for a period of one year after the restrictions are removed or the options are exercised before they can be sold.


         NorthWestern had formed a private equity investment company, structured as a limited liability company, in which certain key executives and key team members of NorthWestern Growth Corporation, which initiated strategic investments for NorthWestern, were provided the opportunity to make personal investments. No payments were made to participants in 2002, and the entity was dissolved in March 2003.

         The Board has established stock ownership guidelines for all executive officers that require each officer to purchase and obtain a significant equity ownership interest in NorthWestern within specified periods. The guidelines require equity purchase and ownership levels of 100,000 shares for the Chief Executive Officer, 50,000 shares for the President, and 25,000 shares for other executive officers.

         Randy G. Darcy, Chairman
         Marilyn R. Seymann
         Larry F. Ness
         Lawrence J. Ramaekers


                            LONG-TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR

                                Performance
                 Number of      or Other
                 Shares, Units  Period Until
                 or Other       Maturation of  Threshold    Target      Maximum
Name             Rights (#)     Payout         ($ or #)     ($ or #)    ($ or #)
-------------------------------------------------------------------------------

Michael J. Hanson   0.731%         **            (3)        (3)         (3)

Eric R. Jacobsen    0.609%         **            (3)        (3)         (3)

----------------

   (1) The NorthWestern Energy Long-Term Incentive Plan provides for cash payments to participants based on a designated percentage of the increase in value of the NorthWestern Energy division during the time period in which the plan is in effect. Each participant's percentage is designated by the Board. The participation percentages for Mr. Hanson and Mr. Jacobsen are reflected in the chart. The increase in value of the NorthWestern Energy division, and the plan participants' payments, are determined by reference to (1) increase or decrease in NorthWestern's common stock market price and (2) improved value of the division based upon a fixed multiple of operating income minus debt and capital deployed, each of which factors have equal weight. Capital and debt may be adjusted annually to reflect investments in the business and/or the reduction of debt. The value of each executive's interest will be equal to the executive's assigned interest times the improved value created over a specific measurement period.

   (2) Vesting occurs quarterly over a four-year period ending December 31, 2005, and participants at plan inception, including Mr. Hanson and Mr. Jacobson, received vesting for a full year (25%) at December 31, 2002. Participants who terminate employment during any plan year will receive the vested benefit earned through the end of the last full plan quarter worked. Payment of awards made to participants will be made in three installments during the first quarter in each of the years 2005, 2006, and 2007 following the close of the Company's books for each of the preceding years.

   (3) If (i) the NorthWestern Energy division maintains its approximate level of current operating income over the plan's four-year vesting period, (ii) NorthWestern maintains a common stock price of $2.10 per share, and (iii) each of the named officers achieves full vesting, then Mr. Hanson would be entitled to aggregate cash payments of approximately $1.1 million and Mr. Jacobsen would be entitled to aggregate cash payments of approximately $0.9 million. If the common stock price falls below $2.10 per share or the NorthWestern Energy division fails to achieve operational goals, then the payout would be significantly less. Conversely, the payout could be greater if operational goals are met and the common stock price increases. There is no minimum payout under the plan and there is a cap of 1.5 times each element of the plan (incremental value and stock price). As of December 31, 2002, the vested values for these named executives, which is equal to the executive's assigned interest times the improved value created during 2002, were $9,000 for Mr. Hanson and $7,000 for Mr. Jacobsen.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table presents summary information about the Company's equity compensation plans, including the employee stock ownership plan, stock option and incentive plan and any individual stock option arrangements not arising under any plan. The table presents the following data on plans approved by stockholders and plans not so approved, all as of the close of business on December 31, 2002 (treating all employee stock purchase plan transactions occurring on such date on an as-settled basis):

         (i) the aggregate number of shares of the Company's common stock subject to outstanding stock options, warrants and rights;

         (ii) the weighted-average exercise price of those outstanding stock options, warrants and rights; and

         (iii) the number of shares that remain available for future option grants, excluding the number of shares to be issued upon the exercise of outstanding options, warrants and rights described in (a) above.



                                  Number of Securities                                          Number of Securities Remaining
                                    to Be Issued Upon             Weighted Average              Available for Future Issuance
                                       Exercise of                Exercise Price of               Under Equity Compensation
                                  Outstanding Options,          Outstanding Options,             Plans (Excluding Securities
                                   Warrants and Rights           Warrants and Rights             Reflected in Column (a)) (1)
Plan category                              (a)                           (b)                                 (c)
---------------------------- ------------------------------ ----------------------------- ------------------------------------------
Equity compensation plans
   approved by security
   holders
(1) Stock Option and
   Incentive Plan..........                       1,538,165                        $22.49                                  1,815,357
(2) Team Member Stock
   Purchase Plan...........                          N/A(2)                        N/A(2)                                    954,469
Equity compensation plans
   not approved by security
   holders.................                             N/A                           N/A                                        N/A
None.......................                             N/A                           N/A                                        N/A
                             ------------------------------                                            -----------------------------
Total......................                       1,538,165                                                                2,769,826
                             ==============================                                            =============================


_________________________


(1) The Stock Option and Incentive Plan, as amended, provides that 12.5% of the outstanding shares of common stock of the Company, as of January
         1 of each year, are available for issuance under the plan.
(2) Under the Team Member Stock Purchase Plan, shares were acquired at the time of investment by the participating team member, at the applicable discount price. In May 2003, the Board of Directors terminated this plan, effective June 1, 2003.


                             AUDIT COMMITTEE REPORT


         The following report is submitted on behalf of the Audit Committee of the Board. In connection with the December 31, 2002 financial statements, the Audit Committee (a) reviewed and discussed the audited financial statements with management, (b) discussed with Deloitte & Touche LLP, NorthWestern's auditors, the matters required by Statement on Auditing Standards No. 61, (c) received the written disclosures and letter from the auditors required by Independence Standards Board Statement No. 1 and discussed the auditor's independence with the auditors, and (d) considered whether the provisions of nonaudit services by the auditors is compatible with maintaining the auditor's independence. The other fees listed below consist of nonaudit related tax fees. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Commission. The Audit Committee has recommended, and the Board has adopted, an Audit Charter to guide the Committee. The Audit Charter is reviewed at least annually. The fees paid to Deloitte in 2002, by category, were as follows:



             Audit and             Financial Information
             Audit-related       Systems Design and
             Fees                 Implementation Fees           All Other Fees
             -------------       -------------------           --------------
             $4,285,332           $0                           $680,471




         Jerry W. Johnson, Chairman
         Larry F. Ness
         Bruce I. Smith
         Lawrence J. Ramaekers

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to NorthWestern pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, NorthWestern believes that all of such reports were filed on a timely basis by executive officers and directors during 2002, except that the following transactions were not timely made on Form 4 for these nonemployee director transactions in May 2002: (a) nonqualified stock option grants of 4,000 shares each, at an exercise price of $20.30 per share, to Randy Darcy, Gary Drook, Jerry Johnson, Larry Ness, Marilyn Seymann, and Bruce Smith, and (b) phantom stock unit plan payouts of $10,418.64 each for 507 units to Jerry Johnson, Larry Ness and Bruce Smith.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Gary G. Drook became the Company's new chief executive officer on January 5, 2003. Mr. Drook does not have a written employment agreement with the Company. Mr. Drook received a cash payment of $600,000 on his date of hire. He will be required to repay all of that amount if his employment with us terminates before January 5, 2004, and 50% if his employment terminates before January 5, 2005. Mr. Drook also received an initial option to purchase 233,333 shares of the Company's common stock at $4.90 per share. The option vests in three equal annual installments on the anniversary of his hire date. Mr. Drook's base salary in 2003 will be $565,000 per year, and his target annual bonus is $423,750, or 75% of his base salary. His bonus will be determined by the Board. Mr. Drook also received long-term incentive compensation in 2003 consisting of additional options to purchase up to 339,000 shares of common stock at $4.90 per share. These options also vest in three equal annual installments on the anniversary of his hire date. The Company believes that Mr. Drook's cash compensation in 2003 will be approximately $988,750. As part of his compensation arrangements, Mr. Drook is also entitled to use aircraft owned by us to commute to and from the Company's corporate offices in Sioux Falls, S.D., and his home in Florida. The Company anticipates that he will use the aircraft approximately 26 times per year, at an annual cost to us of approximately $450,000. The approximate cost to the company of Mr. Drook's usage of the aircraft as of April 15, 2003 was $115,000. The cost to us related to Mr. Drook's use of the Company's aircraft for commuting is treated as income to him. The Company has agreed to provide Mr. Drook with a tax gross up payment for all income related to personal aircraft usage. Mr. Drook is also eligible to participate in the Company's health, welfare and retirement programs and relocation assistance.

                                PERFORMANCE GRAPH


         The following Stock Price Performance Graph compares the cumulative total return* on NorthWestern's Common Stock ("NOR"), the Edison Electric Institute (EEI) Index of Investor-Owned Electrics, and the S&P Small Cap 600 Stock Index for a five-year period.



       --------------------------------------------------------------------
                                 NOR          EEI Electric   S&P Small Cap
                                                                 600
       --------------------------------------------------------------------
       Base 12/31/97               $100.00         $100.00         $100.00
       --------------------------------------------------------------------
       1998                         119.84          113.89           98.69
       --------------------------------------------------------------------
       1999                         104.13           92.71          110.94
       --------------------------------------------------------------------
       2000                         114.98          137.18          124.03
       --------------------------------------------------------------------
       2001                         110.43          125.12          132.14
       --------------------------------------------------------------------
       2002                          29.31          106.65          112.81
       --------------------------------------------------------------------


  *Cumulative total return assumes quarterly reinvestment of dividends.

                                  OTHER MATTERS

         The management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Alan D. Dietrich
Corporate Secretary
NorthWestern Corporation


July 16, 2003



PLEASE USE ONE OF THE THREE METHODS TO VOTE YOUR SHARES SO THAT YOUR STOCK MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING.


MANAGEMENT WILL PROVIDE TO EACH STOCKHOLDER WHOSE PROXY IS SOLICITED FOR THE 2003 ANNUAL MEETING, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF NORTHWESTERN'S 2002 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO ALAN D. DIETRICH, VICE PRESIDENT - LEGAL ADMINISTRATION AND CORPORATE SECRETARY, NORTHWESTERN CORPORATION, 125 DAKOTA AVE. S., SIOUX FALLS, SOUTH DAKOTA 57104.

                                   EXHIBIT A:


                            NORTHWESTERN CORPORATION
                 PROPOSED RESTATED CERTIFICATE OF INCORPORATION


NorthWestern Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:


        (1) The present name of the Corporation is NorthWestern Corporation. The name under which the Corporation was originally incorporated was Northwestern Public Service Company.

        (2) The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 27, 1923.

        (3) This Amended and Restated Certificate of Incorporation, which further amends and restates the certificate of incorporation of the Corporation as heretofore amended and restated, was duly adopted in accordance with Sections 242 and 245 of the GCL.

        (4) The Certificate of Incorporation of the Corporation, as heretofore amended and restated, is hereby amended and restated so as to read in its entirety as follows:



                                    ARTICLE 1


                                      NAME

1.1 The name of the Corporation is Northwestern Corporation (the "Corporation").


                                    ARTICLE 2


                                ADDRESS AND AGENT

2.1 The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.


                                    ARTICLE 3


                                     PURPOSE

3.1 The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").


                                    ARTICLE 4


                                      STOCK

         4.1 Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value of $.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value of $.001 per share (the "Preferred Stock").

         4.2  Common  Stock.  The  powers,   preferences  and  rights,  and  the
qualifications, limitations and restrictions thereof, of the Common Stock are as follows:

               (a) Dividends. Subject to the terms of any outstanding series of Preferred Stock and any other provisions of this Amended and Restated Certificate of Incorporation, as it may be amended from time to time (the "Certificate of Incorporation"), holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

               (b) Liquidation, Dissolution, Winding Up. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation resulting in any distribution of its assets to its stockholders, subject to the terms of any outstanding series of Preferred Stock, the holders of the

Common Stock shall be entitled to receive pro rata the assets of the Company available for distribution to its stockholders.

               (c) Voting. Except as otherwise required by law and subject to the terms of any outstanding series of Preferred Stock, each outstanding share of Common Stock shall be entitled to one vote per share on all matters presented to stockholders for a vote.

         4.3 Preferred Stock. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, and to fix for each such series the number of shares comprising such series, the designation thereof and such voting powers, full or limited, or no voting powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the GCL.

         4.4 Changes to Authorized Capital Stock. The authorized number of shares of the Common Stock or Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote irrespective of any class vote provided for in Section 242(b)(2) of the GCL (or any successor provision thereto).


                                    ARTICLE 5


                                    DIRECTORS


         5.1 Number of Directors. The number of Directors shall be as determined by the Board of Directors from time to time. However, no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         5.2 Election, Classes and Terms of Directors. The Board of Directors shall be and is divided into three classes, Class I, Class II and Class III, which shall be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third (3rd) annual meeting of stockholders following the annual meeting of stockholders at which such Director was elected, or until such Director's successor is elected and qualified or until such Director's death, resignation or removal. Any Director who is also an executive officer of the Corporation shall, immediately upon ceasing to be an executive officer of the Corporation for any reason whatsoever, be disqualified from continuing to serve as a director and such Director's term of office as a director shall thereupon automatically expire. In the event of any increase or decrease in the number of Directors, (i) each Director then serving as such shall nevertheless continue as a Director of the class of which such Director is a member until the expiration of the current term, or such Director's prior death, resignation, or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of Directors so as to maintain such classes as nearly equal in number as possible.

         5.3 Removal of Directors. Any Director or the entire Board of Directors may be removed, but only for cause, by the affirmative vote of the holders of a majority in voting power of the shares then entitled to vote at an election of Directors.

         5.4 Vacancies. Except as otherwise provided in this Certificate of Incorporation, any vacancy, whether arising through death, resignation, removal or disqualification of a Director, and any newly created directorship resulting from an increase in the number of Directors, shall be filled only by a majority vote of the remaining Directors of all classes though less than a quorum of the Board of Directors. A Director so elected to fill a vacancy or newly created directorship shall serve for the remainder of the then present term of office of the class to which such Director was elected.


         5.5 Preferred Stock Directors. Notwithstanding the foregoing provisions of this Article 5, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect Directors at an annual or special meeting or stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto, and such Directors so elected shall not be divided into classes pursuant to Section
5.2 hereof unless expressly provided by such terms.

                                    ARTICLE 6


                                  STOCKHOLDERS


         6.1 Special Meetings. Special meetings of the stockholders may be called by the Board of Directors, or any committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, the Chairman of the Board of Directors, the Chief Executive Officer or the President, whenever any such person deems it necessary.

         6.2 Action in Lieu of Meetings. Any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of stockholders and may not be effected by any consent in writing of such stockholders.


                                    ARTICLE 7


                             LIABILITY AND INDEMNITY


         7.1 Limitation of Liability of Directors. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such elimination or limitation of liability is not permitted under the GCL, as the same exists or may hereafter be amended. Any repeal or modification of this Section of this Certificate of Incorporation by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.


         7.2 Right to Indemnification. To the fullest extent permitted by law, the Corporation shall indemnify and hold harmless any person who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (any such person, a "Section 7.2 Indemnitee"), against all liabilities, losses, expenses (including attorney's fees), judgments, fines and amounts paid in settlement ("expenses") actually and reasonably incurred by such person in connection with such proceeding; provided, however, that the Corporation shall only be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was authorized by the Board of Directors.

         7.3 Authorized Indemnification. The Corporation may indemnify and hold harmless any person who is not a Section 7.2 Indemnitee and was or is made or is threatened to be made a party or is otherwise involved in any proceeding by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, to the extent and with such scope and effect as authorized from time to time by the Board of Directors.


         7.4 Prepayment of Expenses. The Corporation shall pay the expenses incurred by a Section 7.2 Indemnitee in defending any proceeding in advance of its final disposition, provided that the payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article or otherwise. The Corporation may pay the expenses incurred by any other person in defending any proceeding in advance of its final disposition upon such terms and conditions as the Board of Directors deems appropriate.

         7.5 Repeal or Modification. Any repeal or modification of the provisions of this Article or applicable law shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring before the time of such repeal or modification regardless of whether the proceeding is brought or threatened before or after the time of such repeal or modification.


         7.6 Nonexclusivity of Rights. The right to indemnification and prepayment of expenses conferred on any person by this Article shall not be exclusive of any other rights such person may have or acquire under any other bylaws or by law, agreement, vote of stockholders or disinterested directors or otherwise.

         7.7 Survival of Rights. The right to indemnification and prepayment of expenses conferred on any person by this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.


         7.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against any liability or expenses incurred by such person in connection with a proceeding, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article or by law.



                                    ARTICLE 8

                           COMPROMISES WITH CREDITORS


         8.1 Compromises with Creditors. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


                                    ARTICLE 9
                    BY LAWS AND CERTIFICATE OF INCORPORATION


         9.1 Creation, Amendment and Repeal of Bylaws. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to make, alter, amend or repeal the Bylaws of the Corporation at any meeting of the Board of Directors (or by action in lieu of meeting). The Corporation's Bylaws also may be altered, amended or repealed by the affirmative vote of the holders of at least a majority in voting power of the shares entitled to vote at an election of directors at any meeting of the stockholders, provided that notice of such proposed alteration, amendment or repeal shall have been included in any required notice of such meeting (or such notice shall have been waived).


                                   IMPORTANT:
         VOTE YOUR SHARES OVER THE INTERNET, BY PHONE, OR BY SIGNING AND
                      RETURNING THE ENCLOSED CARD PROMPTLY

                            NORTHWESTERN CORPORATION

                         Annual Meeting of Stockholders
                           Wednesday, August 26, 2003
                        2:00 p.m., Central Daylight Time
                          Sioux Falls Convention Center
                               1201 N. West Avenue
                         Sioux Falls, South Dakota 57106


NorthWestern Corporation
125 S. Dakota Avenue
Sioux Falls, South Dakota 57104                                           Proxy
------------------------------------------------------


This Proxy is solicited by the Board of Directors for use at the Annual Meeting on August 26, 2003.


The shares of Common Stock you hold in your account as of record on June 27, 2003, will be voted as you specify.


If no choice is specified, the Proxy will be voted "FOR" items 1, 2 and 3.

By signing the Proxy, you revoke all prior Proxies and appoint Gary G. Drook and Marilyn R. Seymann, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                    SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                                               -----------------
                                                                Company #
                                                                Control #
There are three ways to vote your Proxy.                       -----------------

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 5:00 p.m. (Central time zone) on August 25, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/nor/ - QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 5:00 p.m. (Central time zone) on August 25, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NorthWestern Corporation, c/o Shareowner Services
(TM), P.O. Box 64873, St. Paul, MN 55164-0873.

                                If you vote by Phone or Internet, please do not mail your Proxy Card.

                                                         PLEASE DETACH HERE



                                   The Board of Directors Recommends a Vote FOR Items 1, 2 and 3
1. Adoption of Restated Certificate of Incorporation in the form           |_| For      |_| Against     |_| Abstain
   attached as Exhibit A to the proxy statement.

2. Election of Class III Directors:     01  Marilyn R. Seymann             |_|  FOR the nominees   |_|  WITHHOLD
                                        02 Lawrence J. Ramaekers                (except as marked       AUTHORITY to vote
                                                                                 below)                 for the nominee

(Instruction: To withhold authority to vote for any individual             -----------------------------------------------
nominee, print the name(s) or number(s) of the nominee(s) on the line provided to the right. If this Proxy is executed in such a manner as
not to withhold authority to vote for the election of any nominee,         -----------------------------------------------
this Proxy shall be deemed to grant such authority.)

3. Ratification of Deloitte & Touche LLP as independent auditor:           |_| For      |_| Against     |_| Abstain

4. Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxyholders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted "FOR" adoption of the Restated  Certificate of Incorporation in Item 1, "FOR" the nominees named in Item 2, and FOR ratification of Deloitte & Touche LLP as independent auditor in Item 3.

Address Change?  Mark Box |_| Indicate changes below:                           Date: ____________________________________

                                                                            ----------------------------------------------


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                                                                            Signature(s) in Box

                                                                            Please sign exactly as name(s)  appear on this
                                                                            Proxy.   Joint   owners   should   each   sign
                                                                            personally.   Corporation  Proxies  should  be
                                                                            signed by authorized officer.  When signing as
                                                                            executors,  administrators,   trustees,  etc.,
                                                                            give full title.
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